UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2016

Date of reporting period:	7/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Target International Equity Portfolio

ANNUAL REPORT	JULY 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Capital appreciation

Highlights

TARGET INTERNATIONAL EQUITY PORTFOLIO

The following are key elements of the Fund’s performance during the past fiscal year.

•	The Fund delivered returns marginally below that of its benchmark, the MSCI EAFE ND Index (the Index).

•

Stock selection overall was neutral during the period. Several sectors, such as consumer discretionary and telecommunications, contributed to solid returns. However, losses in the health care sector undercut its gains. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Sector allocation effects were negative, led by the Fund’s overweight position in one of the Index’s worst performing groups, financials, combined with an underweight position in one of the Index’s best performing groups, consumer staples.

•

Regional positioning was also a hindrance during the period. Although stock selection was strong in North America, this region was one of the Index’s worst performers during the period. An overweight position versus the Index to this group contributed to relative underperformance. Exposure to regions such as the Pacific Rim and Western Europe proved beneficial as these groups struggled less.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual Funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo, the Rock symbol, and Target Portfolio Trust are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Target International Equity Portfolio informative and useful. The report covers performance for the 12-month period that ended July 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Target International Equity Portfolio

September 15, 2016

Target International Equity Portfolio	3

Your Portfolio’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class Q	–8.61	11.46	N/A	10.48 (3/1/11)
Class R	–9.11	8.15	N/A	15.69 (8/22/06)
Class T	–8.67	10.88	24.35	—
MSCI EAFE ND Index	–7.53	16.03	21.67	—
Lipper Customized Blend Funds Average*	–7.19	12.83	20.91	—
Lipper International Multi-Cap Value Funds Average*	–8.65	7.11	7.88	—

Average Annual Total Returns as of 6/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class Q	–10.51	0.98	N/A	1.23 (3/1/11)
Class R	–11.01	0.37	N/A	1.14 (8/22/06)
Class T	–10.57	0.88	1.96	—
MSCI EAFE ND Index	–10.16	1.68	1.58	—
Lipper Customized Blend Funds Average*	–10.25	1.16	1.50	—
Lipper International Multi-Cap Value Funds Average*	–12.25	–0.01	0.35	—

*The Fund is compared to the Lipper Customized Blend Funds Performance Universe, although Lipper classifies the Fund in the Lipper International Multi-Cap Value Funds Performance Universe. The Lipper Customized Blend Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparisons. Note: Prior to May 2016, the Fund was classified in the Lipper International Multi-Cap Core Funds Performance Universe.

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Average Annual Total Returns as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class Q	–8.61	2.19	N/A	1.86 (3/1/11)
Class R	–9.11	1.58	N/A	1.48 (8/22/06)
Class T	–8.67	2.09	2.20	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target International Equity Portfolio (Class T) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Net Dividend Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (July 31, 2006) and the account values at the end of the current fiscal year (July 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class T shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class T shares only. As indicated in the tables provided earlier, performance for Class Q and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a

Target International Equity Portfolio	5

Your Portfolio’s Performance (continued)

hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class Q	Class R	Class T
Maximum initial sales charge	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	None	.75% (.50% currently)	None

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements of developed country markets in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed. The MSCI EAFE ND Index reflects the impact of the maximum withholding taxes on reinvested dividends. The cumulative total returns for the Index measured from the month-end closest to the inception date through 7/31/16 is 13.37% for Class Q shares and 18.41% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 6/30/16 is 1.44% for Class Q shares and 1.22% for Class R shares.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages. The cumulative total returns for the Average measured from the month-end closest to the inception date through 7/31/16 is 10.88% for Class Q shares and 17.71% for Class R shares. The average annual total returns for the Average measured from the month-end closest to the inception date through 6/30/16 is 1.12% for Class Q shares and 1.14% for Class R shares.

Lipper International Multi-Cap Value Funds Average

Lipper International Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap value funds typically have below-average characteristics compared to the MSCI EAFE Index. The cumulative total returns for the Average measured from the month-end closest to the inception date through 7/31/16 is 3.57% for Class Q shares and 6.43% for

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Class R shares. The average annual total returns for the Average measured from the month-end closest to the inception date through 6/30/16 is -0.24% for Class Q shares and 0.10% for Class R shares.

Lipper International Multi-Cap Core Funds Average

The Lipper International Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper International Multi-Cap Core Funds category for the periods noted. Fund in the Lipper Average, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Target International Equity Portfolio	7

Strategy and Performance Overview

How did the Fund perform?

The Target International Equity Portfolio’s Class T shares returned -8.67% for the 12 months ended July 31, 2016. This compares with the -7.53% return of the Index, the -8.65% return of the Lipper International Multi-Cap Value Funds Average, and the -7.19% return of the Lipper Customized Blend Funds Average.

What were market conditions?

•	Weak energy prices, a strong US dollar, and decelerating economic growth in China were key influences on the global economic landscape in the period.

•

At the beginning of the reporting period, global stocks tumbled amid increasing signs of an economic slowdown in China and uncertainty over US monetary policy. Energy and materials stocks plummeted on worries about declining global demand for commodities. Defensive sectors, including consumer staples and utilities, generally held up better than cyclical stocks. Government bonds rallied and the US dollar slipped against the euro and the yen.

•

Towards the end of 2015, global stocks advanced amid surging M&A activity. The Fed raised interest rates for the first time in nearly a decade and we saw a strong year-end rally in the technology sector. Conversely, central banks in Europe and Japan ramped up stimulus measures in an attempt to jump-start lackluster economies.

•

Markets began 2016 with flat global equity returns, as worries about slowing economic growth and falling oil prices sent markets lower in January and early February. Losses were tempered by a mid-quarter rally driven by improving US economic data and new stimulus measures in China. Emerging markets regained some ground amid rebounding commodity prices.

•

At the end of the reporting period, stocks initially dropped sharply after British voters on June 23rd approved a ballot measure to leave the European Union (Brexit), but a strong bounce-back rally erased most of the losses. Rising oil prices fueled gains in the energy sector while consumer discretionary stocks declined. High-grade bonds, the US dollar, and gold rallied.

•	In aggregate, the period witnessed large-cap US stocks finishing on top of international stocks, with emerging markets rallying against developed markets in the first half of 2016.

What worked?

•

The Fund’s overall stock selection was neutral during the period. Several sectors, such as consumer discretionary and telecommunications, contributed to solid returns. However, losses in the health care sector undercut the gains. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

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•

Within Lazard’s portion of the Fund, stock selection contributed to relative results during the period as positive results were earned in six of the Index’s ten sectors. Major contributors came from the consumer discretionary and financials sectors. From a country perspective, stock selection benefited most from names held in North America and Japan.

What didn’t work?

•

Sector allocation effects were negative, led by the Fund’s overweight position in one of the Index’s worst performing groups, financials, combined with an underweight position in one of the Index’s best performing groups, consumer staples.

•	The Fund’s regional exposures detracted from results relative to the Index. Exposure to the Middle East and North America proved detrimental during the period.

•

LSV’s portion of the Fund struggled during the period due to negative stock selection and allocation effects. Regarding allocation, the subadviser maintained an underweight position in the Index’s best performing group: consumer staples. Additionally, the subadviser held an overweight position in the Index’s worst performing group: financials. Regarding stock selection, gains in the telecommunications and consumer staples sectors were not enough to offset losses generated in the industrials and health care groups.

Current outlook

•

The marriage of two distinct approaches to stock selection should allow the Fund to do well in a majority of market conditions. A diversification of investment styles also helps ensure that the Fund is not overexposed to any one market factor, and should enable the Fund to benefit from good stock selection from each subadviser.

•

The subadvisers’ outlook is one of caution. They feel growth remains challenged in developed markets, exacerbated by the uncertainty stemming from the Brexit vote result. They also feel growth is fragile in emerging markets, while credit has continued to grow to worrisome proportions. Many share prices today still appear dependent on both some level of economic recovery, and a continuation of currently very low interest rates. This is dangerous, as over the medium term, it is an unlikely combination.

Target International Equity Portfolio	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2016, at the beginning of the period, and held through the six-month period ended July 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target International Equity Portfolio		Beginning Account Value February 1, 2016	Ending Account Value July 1, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$1,042.80	0.61%	$3.10
	Hypothetical	$1,000.00	$1,021.83	0.61%	$3.07
Class R	Actual	$1,000.00	$1,040.30	1.52%	$7.71
	Hypothetical	$1,000.00	$1,017.30	1.52%	$7.62
Class T	Actual	$1,000.00	$1,042.80	1.02%	$5.18
	Hypothetical	$1,000.00	$1,019.79	1.02%	$5.12

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended July 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
Q	0.78	0.78
R	1.72	1.47
T	0.97	0.97

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Target International Equity Portfolio	11

Portfolio of Investments

as of July 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.0%

COMMON STOCKS

Australia 4.5%
Arrium Ltd.*^	783,800	$13,017
Asaleo Care Ltd.	385,000	398,270
Ausdrill Ltd.*	101,200	76,858
Australia & New Zealand Banking Group Ltd.	38,100	749,595
Bank of Queensland Ltd.	100,769	810,680
Bendigo & Adelaide Bank Ltd.	77,000	594,976
BHP Billiton PLC	183,460	2,313,164
Bradken Ltd.*	137,800	173,139
Caltex Australia Ltd.	97,992	2,478,118
Challenger Ltd.	127,800	924,106
CSR Ltd.	161,900	473,917
Downer EDI Ltd.	174,800	555,782
Harvey Norman Holdings Ltd.	221,500	814,861
LendLease Group	108,100	1,103,322
Metcash Ltd.*	470,100	770,601
Mineral Resources Ltd.	45,600	341,959
National Australia Bank Ltd.	35,768	723,089
Orica Ltd.	59,000	637,013
Primary Health Care Ltd.	157,800	490,925
Qantas Airways Ltd.	296,649	712,233
Seven Group Holdings Ltd.	104,000	543,224
Seven West Media Ltd.	535,500	422,732

		16,121,581

Austria 0.5%
OMV AG	32,700	873,442
Voestalpine AG	24,500	864,009

		1,737,451

Belgium 1.8%
AGFA-Gevaert NV*	62,300	224,585
Anheuser-Busch InBev NV	37,541	4,850,028
Fagron*	23,500	188,244
KBC Group NV*	25,370	1,318,777

		6,581,634

Brazil 0.5%
BB Seguridade Participacoes SA	183,800	1,716,464

Canada 2.0%
Canadian National Railway Co.	26,840	1,701,487

See Notes to Financial Statements.

Target International Equity Portfolio	13

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Canada (cont’d.)
MacDonald, Dettwiler & Associates Ltd.	20,130	$1,320,364
National Bank of Canada	56,200	1,924,484
Suncor Energy, Inc.	89,430	2,406,901

		7,353,236

China 0.4%
CITIC Telecom International Holdings Ltd.	1,598,600	602,605
Shougang Fushan Resources Group Ltd.	982,000	174,963
TCL Communication Technology Holdings Ltd.	828,400	747,311
Universal Health International Group Holding Ltd.	1,466,900	78,629

		1,603,508

Denmark 1.0%
Carlsberg A/S (Class B Stock)	18,445	1,831,831
Danske Bank A/S	38,400	1,044,292
Dfds A/S	14,300	653,603

		3,529,726

Finland 1.4%
Sampo Oyj (Class A Stock)	59,743	2,474,784
Tieto Oyj	25,000	719,847
UPM-Kymmene Oyj	95,900	1,977,706

		5,172,337

France 8.7%
Alstom SA*	22,900	563,904
Arkema SA	7,500	640,609
Atos SE	14,200	1,391,971
AXA SA	44,900	913,825
BNP Paribas SA	19,400	962,328
CapGemini SA	32,912	3,163,633
Cie Generale des Etablissements Michelin	13,700	1,400,254
CNP Assurances	44,800	684,473
Credit Agricole SA	75,300	667,034
Electricite de France SA	61,400	803,680
Engie SA	71,900	1,183,448
Iliad SA	327	63,552
Orange SA	47,200	724,384
Renault SA	12,000	1,049,214
Sanofi	47,100	4,011,679
SCOR SE	26,000	759,559
Societe Generale SA	25,100	855,756

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

France (cont’d.)
Sopra Steria Group	7,700	$904,325
Thales SA	9,200	837,937
TOTAL SA	80,168	3,855,605
Valeo SA	60,845	3,121,433
Vinci SA	39,238	2,982,307

		31,540,910

Germany 7.0%
Allianz SE	11,100	1,590,468
Aurubis AG	10,100	524,817
BASF SE	15,800	1,241,121
Bayer AG	22,200	2,386,465
Bayerische Motoren Werke AG	18,800	1,619,893
Daimler AG	35,000	2,379,453
Deutsche Bank AG*	40,700	547,349
Deutsche Lufthansa AG	50,300	597,903
E.ON SE	33,000	353,922
Evonik Industries Ag	28,900	901,501
GEA Group AG	29,370	1,568,190
Hannover Rueck SE	6,900	705,766
METRO AG	37,900	1,219,376
Muenchener Rueckversicherungs-Gesellschaft AG	8,700	1,450,913
Rheinmetall AG	15,300	1,071,951
SAP SE	35,356	3,094,493
Siemens AG	11,100	1,204,872
STADA Arzneimittel AG	19,300	1,041,796
Volkswagen AG	7,300	1,079,480
Wincor Nixdorf AG*	13,900	769,145

		25,348,874

Hong Kong 2.0%
Cheung Kong Property Holdings Ltd.	58,900	422,649
China Resources Cement Holdings Ltd.	946,000	344,284
Huabao International Holdings Ltd.*	888,700	319,295
Kingboard Chemical Holdings Ltd.	177,580	383,689
Lee & Man Paper Manufacturing Ltd.	1,351,600	1,045,178
PCCW Ltd.	938,000	683,400
Skyworth Digital Holdings Ltd.	1,483,300	1,110,973
Tongda Group Holdings Ltd.	2,621,800	528,725
WH Group Ltd., 144A	1,633,500	1,289,982
Yue Yuen Industrial Holdings Ltd.	249,300	1,013,029

		7,141,204

See Notes to Financial Statements.

Target International Equity Portfolio	15

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Ireland 1.3%
C&C Group PLC	182,000	$733,331
James Hardie Industries PLC	100,671	1,670,345
Ryanair Holdings PLC, ADR	15,157	1,072,661
Smurfit Kappa Group PLC	49,900	1,171,811

		4,648,148

Israel 2.0%
Bank Hapoalim BM	110,800	564,818
Elbit Systems Ltd.	9,700	978,932
Teva Pharmaceutical Industries Ltd.	31,300	1,713,129
Teva Pharmaceutical Industries Ltd., ADR	73,070	3,909,245

		7,166,124

Italy 1.3%
Astaldi SpA	57,600	252,156
Azimut Holding SpA	66,451	1,046,426
Enel SpA	387,700	1,784,424
Mediaset SpA	270,032	818,314
Mediobanca SpA	96,700	677,955

		4,579,275

Japan 22.2%
ABC-Mart, Inc.	26,000	1,663,864
Alpine Electronics, Inc.	13,700	147,995
Anritsu Corp.	69,700	405,106
Aoyama Trading Co. Ltd.	13,700	504,504
Aozora Bank Ltd.	311,300	1,142,286
Asahi Kasei Corp.	75,300	569,156
Astellas Pharma, Inc.	115,200	1,919,432
Calsonic Kansei Corp.	130,500	1,003,953
Concordia Financial Group Ltd.	148,000	629,095
Daiwa House Industry Co. Ltd.	151,100	4,236,974
Don Quijote Holdings Co. Ltd.	89,100	3,496,916
Enplas Corp.	14,300	401,299
Fuji Electric Co. Ltd.	140,000	617,908
Fuji Oil Holdings, Inc.	63,900	1,401,534
Fujikura Ltd.	234,900	1,323,207
Fuyo General Lease Co. Ltd.	18,600	844,089
Heiwa Corp.	43,400	891,649
Isuzu Motors Ltd.	260,200	3,368,323
Itochu Techno-Solutions Corp.	33,500	804,391
Japan Airlines Co. Ltd.	29,800	918,699

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
Japan Tobacco, Inc.	57,800	$2,254,184
Kaneka Corp.	80,000	602,481
KDDI Corp.	165,800	5,087,925
Keihin Corp.	43,200	676,541
KYORIN Holdings, Inc.	34,000	727,281
Kyowa Exeo Corp.	47,500	617,945
Makita Corp.	31,400	2,209,167
Marubeni Corp.	150,500	699,686
Matsumotokiyoshi Holdings Co. Ltd.	14,300	630,579
Medipal Holdings Corp.	35,600	582,563
Miraca Holdings, Inc.	5,500	253,329
Mitsubishi Corp.	35,400	609,046
Mitsubishi Gas Chemical Co., Inc.	161,200	918,394
Mitsubishi UFJ Financial Group, Inc.	271,300	1,371,564
Mixi, Inc.	19,300	691,385
Mizuho Financial Group, Inc.	681,100	1,092,707
Nichi-iko Pharmaceutical Co. Ltd.	28,200	607,133
Nippon Telegraph & Telephone Corp.	80,200	3,811,086
Nishi-Nippon City Bank Ltd. (The)	333,700	645,959
Nissan Motor Co. Ltd.	168,200	1,629,602
Nisshinbo Holdings, Inc.	65,300	607,722
NTT DOCOMO, Inc.	40,300	1,094,723
Resona Holdings, Inc.	367,400	1,465,481
Ricoh Co. Ltd.	107,300	947,682
Sankyu, Inc.	129,300	733,273
Seino Holdings Co. Ltd.	66,300	675,191
Seven & I Holdings Co. Ltd.	61,100	2,537,061
Shimachu Co. Ltd.	27,300	613,040
Shinko Electric Industries Co. Ltd.	74,000	405,017
Ship Healthcare Holdings, Inc.	31,400	949,745
Shizuoka Gas Co. Ltd.	17,100	128,615
SKY Perfect JSAT Holdings, Inc.	166,600	734,254
Sony Corp.	82,300	2,701,655
Sumitomo Corp.	90,800	952,414
Sumitomo Mitsui Financial Group, Inc.	133,200	4,222,351
Sumitomo Osaka Cement Co. Ltd.	202,200	965,006
Toagosei Co. Ltd.	61,700	618,061
Toho Holdings Co. Ltd.	31,400	704,627
Tokai Rika Co. Ltd.	53,600	1,017,337
Towa Pharmaceutical Co. Ltd.	9,000	490,162
Toyo Tire & Rubber Co. Ltd.	36,200	362,511
Toyoda Gosei Co. Ltd.	34,100	740,754
Toyota Motor Corp.	15,964	894,540

See Notes to Financial Statements.

Target International Equity Portfolio	17

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
Tsubakimoto Chain Co.	83,800	$569,348
Tsumura & Co.	21,400	603,936
Ube Industries Ltd.	346,000	603,231
United Arrows Ltd.	32,400	903,026
Yokohama Rubber Co. Ltd. (The)	50,750	681,582

		79,931,282

Liechtenstein 0.1%
VP Bank AG	1,895	188,466

Luxembourg 0.3%
RTL Group SA	12,960	1,104,924

Netherlands 4.9%
Aegon NV	106,800	432,428
Ing Groep NV	93,600	1,046,453
Koninklijke Ahold Delhaize NV	144,397	3,447,378
Koninklijke KPN NV	398,798	1,311,692
NN Group NV	25,600	690,508
Royal Dutch Shell PLC (Class A Stock)(AEX)	2,600	67,728
Royal Dutch Shell PLC (Class A Stock)(XLON)	146,718	3,788,295
Royal Dutch Shell PLC (Class B Stock)	114,500	3,045,558
TKH Group NV	26,400	963,265
Wolters Kluwer NV	71,203	2,995,785

		17,789,090

New Zealand 0.5%
Air New Zealand Ltd.	501,100	798,190
Fletcher Building Ltd.	126,700	886,888

		1,685,078

Norway 1.4%
DNB ASA	97,000	1,071,189
Fred Olsen Energy ASA*	5,500	10,921
Marine Harvest ASA*	37,000	631,039
Statoil ASA	38,300	608,873
Telenor ASA	129,401	2,166,374
Yara International ASA	22,900	746,569

		5,234,965

Philippines 0.2%
Alliance Global Group, Inc.	2,086,400	716,699

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Portugal 0.3%
EDP - Energias de Portugal SA	316,500	$1,085,678

Singapore 0.7%
DBS Group Holdings Ltd.	102,000	1,179,207
United Overseas Bank Ltd.	69,400	952,260
Wilmar International Ltd.	242,600	562,849

		2,694,316

South Africa 0.5%
Mondi PLC	86,900	1,758,616

Spain 2.0%
Banco Bilbao Vizcaya Argentaria SA	93,500	545,851
Banco Santander SA	128,417	545,170
Distribuidora Internacional de Alimentacion SA	123,900	772,751
Gas Natural SDG SA	66,600	1,377,608
Iberdrola SA	219,300	1,506,802
Red Electrica Corp. SA	72,096	1,651,351
Repsol SA	68,800	871,466

		7,270,999

Sweden 3.3%
Assa Abloy AB (Class B Stock)	149,591	3,281,737
Boliden AB	52,900	1,164,334
Nordea Bank AB	89,800	800,089
SAS AB*	285,948	561,202
Securitas AB (Class B Stock)	55,400	911,546
Swedbank AB (Class A Stock)	134,151	2,816,453
Telefonaktiebolaget LM Ericsson	149,800	1,117,117
Telia Co. AB	252,000	1,149,918

		11,802,396

Switzerland 6.7%
Aryzta AG*	19,800	743,867
Autoneum Holding AG	2,600	731,917
Baloise Holding AG	10,200	1,148,074
Bucher Industries AG	4,100	1,018,125
Cembra Money Bank AG*	18,200	1,306,607
Credit Suisse Group AG*	113,100	1,300,619
Georg Fischer AG	1,300	1,059,632
Helvetia Holding AG	1,700	853,702
Novartis AG	75,291	6,244,878

See Notes to Financial Statements.

Target International Equity Portfolio	19

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Switzerland (cont’d.)
Swiss Life Holding AG*	7,100	$1,619,578
Swiss Re AG	32,400	2,715,979
UBS Group AG	58,900	809,705
Wolseley PLC	52,196	2,910,368
Zurich Insurance Group AG*	6,400	1,536,595

		23,999,646

Taiwan 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	112,500	3,125,250

Thailand 0.2%
Kasikornbank PCL	96,800	555,532

Turkey 0.4%
Turkcell Iletisim Hizmetleri A/S*	461,648	1,598,165

United Kingdom 14.4%
3i Group PLC	155,800	1,272,551
Amec Foster Wheeler PLC	27,600	163,352
AstraZeneca PLC	25,200	1,687,097
Aviva PLC	159,700	822,382
BAE Systems PLC	419,100	2,959,093
Barclays PLC	229,000	466,923
Barratt Developments PLC	125,500	726,709
Beazley PLC	190,589	998,337
Bellway PLC	28,300	784,549
Berkeley Group Holdings PLC	22,100	783,905
Bovis Homes Group PLC	69,200	749,428
BP PLC	479,500	2,712,847
British American Tobacco PLC	71,105	4,538,272
BT Group PLC	103,100	563,281
Carillion PLC	188,500	666,231
Centrica PLC	319,200	1,018,103
Debenhams PLC	308,200	228,716
Direct Line Insurance Group PLC	224,935	1,040,794
easyJet PLC	45,200	621,724
GlaxoSmithKline PLC	117,300	2,619,668
Go-Ahead Group PLC	24,800	598,889
Home Retail Group PLC	54,900	111,994
Howden Joinery Group PLC	211,556	1,209,703
HSBC Holdings PLC	186,000	1,219,175
Imperial Brands PLC	11,300	595,477
Informa PLC	147,111	1,389,898

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Intermediate Capital Group PLC	99,842	$756,394
International Consolidated Airlines Group SA	63,900	343,120
J. Sainsbury PLC	1,023,788	3,038,144
Kingfisher PLC	181,400	805,540
Lloyds Banking Group PLC	683,400	480,670
Man Group PLC*	366,600	562,396
Marston’s PLC	87,720	164,895
Meggitt PLC	121,200	701,983
Old Mutual PLC	318,612	886,625
Provident Financial PLC	40,733	1,460,737
Prudential PLC	186,327	3,284,665
Redrow PLC	149,800	669,821
RELX PLC	149,707	2,842,760
Royal Mail PLC	92,000	620,371
RPS Group PLC	189,636	471,831
Smiths Group PLC	41,000	685,330
Tullett Prebon PLC	93,000	408,875
Unilever PLC	46,121	2,157,684
Vesuvius PLC	48,900	237,761
WM Morrison Supermarkets PLC	285,700	702,104

		51,830,804

United States 2.6%
Aon PLC	26,070	2,791,315
Boart Longyear Ltd.*	56,600	5,161
Shire PLC	70,696	4,557,441
Signet Jewelers Ltd.	20,993	1,845,904

		9,199,821

TOTAL LONG-TERM INVESTMENTS (cost $331,649,424)		345,812,199

SHORT-TERM INVESTMENT 3.2%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $11,601,239)(Note 3)(a)	11,601,239	11,601,239

TOTAL INVESTMENTS 99.2% (cost $343,250,663)(Note 5)		357,413,438
Other assets in excess of liabilities 0.8%		2,977,525

NET ASSETS 100.0%		$360,390,963

See Notes to Financial Statements.

Target International Equity Portfolio	21

Portfolio of Investments (continued)

as of July 31, 2016

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A Securities are deemed to be liquid.

ADR—American Depositary Receipt

AEX—Amsterdam Exchange

XLON—London Stock Exchange

L1—Level 1

L2—Level 2

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $13,017 and 0.0% of net assets.
(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$16,108,564	$13,017
Austria	—	1,737,451	—
Belgium	—	6,581,634	—
Brazil	1,716,464	—	—
Canada	7,353,236	—	—
China	—	1,603,508	—
Denmark	—	3,529,726	—
Finland	—	5,172,337	—
France	—	31,540,910	—
Germany	—	25,348,874	—
Hong Kong	—	7,141,204	—
Ireland	1,805,992	2,842,156	—
Israel	3,909,245	3,256,879	—
Italy	—	4,579,275	—
Japan	—	79,931,282	—
Liechtenstein	—	188,466	—
Luxembourg	—	1,104,924	—
Netherlands	1,046,453	16,742,637	—
New Zealand	—	1,685,078	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Common Stocks (continued)
Norway	$—	$5,234,965	$—
Philippines	—	716,699	—
Portugal	—	1,085,678	—
Singapore	—	2,694,316	—
South Africa	—	1,758,616	—
Spain	—	7,270,999	—
Sweden	—	11,802,396	—
Switzerland	—	23,999,646	—
Taiwan	3,125,250	—	—
Thailand	—	555,532	—
Turkey	—	1,598,165	—
United Kingdom	880,706	50,950,098	—
United States	9,199,821	—	—
Affiliated Mutual Fund	11,601,239	—	—

Total	$40,638,406	$316,762,015	$13,017

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$5,890,530	L1 to L2	Official Close to Model Price
Common Stocks	$5,029,100	L2 to L1	Model Price to Official Close

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2016 were as follows (unaudited):

Pharmaceuticals	9.1%
Banks	8.9
Insurance	8.0
Oil, Gas & Consumable Fuels	5.7
Food & Staples Retailing	3.6
Automobiles	3.2
Affiliated Mutual Fund	3.2
Diversified Telecommunication Services	3.1
Media	2.8
Auto Components	2.8
Capital Markets	2.3
Chemicals	2.2
Machinery	2.2
Wireless Telecommunication Services	2.1
Tobacco	2.1
Household Durables	2.0
Specialty Retail	2.0
Beverages	2.0
IT Services	1.9
Electric Utilities	1.9%
Aerospace & Defense	1.8
Trading Companies & Distributors	1.7
Real Estate Management & Development	1.6
Airlines	1.6
Paper & Forest Products	1.3
Food Products	1.3
Construction & Engineering	1.3
Multiline Retail	1.3
Construction Materials	1.3
Metals & Mining	1.2
Industrial Conglomerates	1.2
Road & Rail	1.1
Semiconductors & Semiconductor Equipment	1.0
Health Care Providers & Services	1.0
Building Products	0.9
Software	0.9
Electrical Equipment	0.9
Consumer Finance	0.8

See Notes to Financial Statements.

Target International Equity Portfolio	23

Portfolio of Investments (continued)

as of July 31, 2016

Personal Products	0.7%
Multi-Utilities	0.7
Technology Hardware, Storage & Peripherals	0.7
Commercial Services & Supplies	0.7
Diversified Financial Services	0.5
Electronic Equipment, Instruments & Components	0.4
Gas Utilities	0.4
Containers & Packaging	0.3
Communications Equipment	0.3
Textiles, Apparel & Luxury Goods	0.3%
Leisure Products	0.2
Internet Software & Services	0.2
Marine	0.2
Air Freight & Logistics	0.2
Health Care Technology	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

See Notes to Financial Statements.

24

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets

ANNUAL REPORT	JULY 31, 2016

Target International Equity Portfolio

Statement of Assets & Liabilities

as of July 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $331,649,424)	$345,812,199
Affiliated investments (cost $11,601,239)	11,601,239
Foreign currency, at value (cost $1,748,194)	1,791,279
Tax reclaim receivable	1,341,503
Receivable for investments sold	364,787
Receivable for Trust shares sold	322,110
Dividends receivable	163,341

Total assets	361,396,458

Liabilities
Payable for Trust shares reacquired	310,160
Management fee payable	207,933
Accrued expenses and other liabilities	194,788
Distribution fee payable	129,734
Payable for investments purchased	95,967
Affiliated transfer agent fee payable	65,482
Deferred trustees’ fees	1,431

Total liabilities	1,005,495

Net Assets	$360,390,963

Net assets were comprised of:
Shares of beneficial interest, at par	$29,685
Paid-in capital in excess of par	399,893,496

399,923,181
Undistributed net investment income	3,130,705
Accumulated net realized loss on investment transactions	(56,825,102)
Net unrealized appreciation on investments	14,162,179

Net assets, July 31, 2016	$360,390,963

See Notes to Financial Statements.

26

Class Q
Net asset value, offering price and redemption price per share, ($24,628 ÷ 2,022 shares of beneficial interest issued and outstanding)	$12.18

Class R
Net asset value, offering price and redemption price per share, ($315,218,198 ÷ 25,975,502 shares of beneficial interest issued and outstanding)	$12.14

Class T
Net asset value and redemption price per share, ($45,148,137 ÷ 3,707,369 shares of beneficial interest issued and outstanding)	$12.18

See Notes to Financial Statements.

Target International Equity Portfolio	27

Statement of Operations

Year Ended July 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,309,492)	$12,635,333
Affiliated income from securities lending, net	96,799
Affiliated dividend income	43,006

Total income	12,775,138

Expenses
Management fee	3,170,785
Distribution fee—Class R	2,180,873
Transfer agent’s fees and expenses (including affiliated expense of $378,000)	432,000
Custodian and accounting fees	319,000
Shareholders’ reports	76,000
Registration fees	53,000
Audit fee	34,000
Legal fees and expenses	23,000
Trustees’ fees	22,000
Insurance expenses	6,000
Loan interest expense	112
Miscellaneous	57,391

Total expenses	6,374,161
Less: Distribution fee waiver—Class R	(726,958)

Net expenses	5,647,203

Net investment income (loss)	7,127,935

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(58,868,253)
Foreign currency transactions	(160,420)

(59,028,673)

Net change in unrealized appreciation (depreciation) on:
Investments	(20,813,036)
Foreign currencies	228,554

(20,584,482)

Net gain (loss) on investment and foreign currency transactions	(79,613,155)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(72,485,220)

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,127,935	$9,741,832
Net realized gain (loss) on investment and foreign currency transactions	(59,028,673)	31,233,626
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(20,584,482)	(27,333,338)

Net increase (decrease) in net assets resulting from operations	(72,485,220)	13,642,120

Dividends and Distributions (Note 1)
Dividends from net investment income
Class Q	(4,810,734)	(4,507,741)
Class R	(4,528,812)	(5,243,745)
Class T	(1,022,072)	(1,510,544)

	(10,361,618)	(11,262,030)

Distributions from net realized gains
Class Q	(1,505,756)	(758,360)
Class R	(2,027,967)	(1,154,406)
Class T	(341,086)	(265,245)

	(3,874,809)	(2,178,011)

Trust share transactions (Note 6)
Net proceeds from shares sold	152,960,938	146,883,144
Net asset value of shares issued in reinvestment of dividends and distributions	14,225,068	13,425,919
Cost of shares reacquired	(270,711,984)	(94,364,257)

Net increase (decrease) in net assets from Trust share transactions	(103,525,978)	65,944,806

Total increase (decrease)	(190,247,625)	66,146,885

Net Assets:
Beginning of year	550,638,588	484,491,703

End of year(a)	$360,390,963	$550,638,588

(a) Includes undistributed net investment income of:	$3,130,705	$4,940,746

See Notes to Financial Statements.

Target International Equity Portfolio	29

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four series: Prudential Corporate Bond Fund (formerly known as the Target Mortgage Backed Portfolio), Prudential Core Bond Fund (formerly known as Target Intermediate Bond Portfolio), Target International Equity Portfolio (the “Portfolio”) and Prudential Small-Cap Value Fund (formerly known as Target Small Capitalization Portfolio). These financial statements relate to Target International Equity Portfolio. The Financial statements of the other series are not presented herein. The investment objective for the Portfolio is capital appreciation.

Note 1. Accounting Policies

The Portfolio follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Portfolio consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the tables following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

30

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Target International Equity Portfolio	31

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at period end. Similarly, the Portfolio does not generally isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies and forward currency contracts, disposition of foreign currencies, currency gains ( losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio may enter into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on

32

specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains (losses) are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Master Netting Arrangements: The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For a multi-sleeve Portfolio, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangement, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Warrants and Rights: The Portfolio may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Lending: The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid ultra short-term bond fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of

Target International Equity Portfolio	33

Notes to Financial Statements (continued)

the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of any cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. The Trust’s expenses are allocated to the respective Portfolio on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class), and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Portfolio expects to pay dividends of net investment income and distributions from net realized capital and foreign currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on ex-date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

The Portfolio has a tax year end of October 31st.

34

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Portfolio’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Portfolio, administers the Portfolio’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the subadvisers. PI supervises the subadvisers’ performance of advisory services and makes recommendations to the Trustees as to whether the subadvisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and accounting costs of the Portfolio. The Portfolio bears all other costs and expenses.

PI had entered into subadvisory agreements with LSV Asset Management (“LSV”) and Lazard Asset Management LLC. The subadvisers each furnished investment advisory services in connection with the management of the Portfolio. Each of the subadvisers of the International Equity Portfolio manages a portion of the assets of the Portfolio. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the subadvisers, as PI deems appropriate. In order to maintain an approximate allocation between the subadvisers in the ratio deemed appropriate by PI, a periodic rebalancing of each subadviser’s share of Portfolio assets may occur to account for market fluctuations.

The management fee payable to PI is accrued daily and paid monthly, at an annual rate of .70% of the Portfolio’s average daily net assets. The effective management fee rate was .70% for the year ended July 31, 2016.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class Q, Class R and Class T shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class R shares, pursuant to the plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class T shares of the Portfolio.

Pursuant to the Class R Plan, the Portfolio compensates PIMS for distribution related activities at an annual rate of up to 0.75% of the average daily net assets of the Class R shares. For the year ended July 31, 2016, PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of the Class R shares through November 30, 2017.

PI is an indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Target International Equity Portfolio	35

Notes to Financial Statements (continued)

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”) a Portfolio of the Prudential Investment Portfolio 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income.”

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, was the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended July 31, 2016, PGIM has been compensated $13,551 for the securities lending. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities for the year ended July 31, 2016, were $170,857,762 and $95,503,695, respectively.

Note 5. Distributions and Tax Information

The Portfolio has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income,

36

accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the tax year ended October 31, 2015, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by $1,423,642 due to reclassification of distributions, differences in tax treatment of investments in passive foreign investment companies, certain transactions involving foreign currencies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax year ended October 31, 2015 were $12,380,568 of ordinary income and $1,059,473 of long-term capital gains. The tax character of distributions paid during the tax year ended October 31, 2014 was $6,992,652 of ordinary income.

As of the latest tax year ended October 31, 2015, the accumulated undistributed earnings on a tax basis were $9,437,161 of ordinary income and $3,866,215 of long-term capital gains.

The United States federal income tax basis of the Portfolio’s investments and the net unrealized appreciation as of July 31, 2016 were as follows:

Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$344,936,853	$45,333,885	$(32,857,300)	$12,476,585

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of July 31, 2016, Prudential owned 861 Class Q shares of the Portfolio. In addition, four shareholders of record held 88% of the Portfolio’s outstanding shares on behalf of multiple beneficial owners.

Target International Equity Portfolio	37

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class Q	Shares	Amount
Year ended July 31, 2016:
Shares sold	3,672,363	$45,263,069
Shares issued in reinvestment of dividends and distributions	513,953	6,316,491
Shares reacquired*	(18,642,678)	(201,896,048)

Net increase (decrease) in shares outstanding	(14,456,362)	$(150,316,488)

Year ended July 31, 2015:
Shares sold	2,935,426	$38,785,228
Shares issued in reinvestment of dividends and distributions	410,772	5,266,101
Shares reacquired	(1,051,330)	(13,972,022)

Net increase (decrease) in shares outstanding	2,294,868	$30,079,307

Class R
Year ended July 31, 2016:
Shares sold	8,647,493	$104,404,864
Shares issued in reinvestment of dividends and distributions	533,505	6,556,779
Shares reacquired	(4,828,883)	(58,857,389)

Net increase (decrease) in shares outstanding	4,352,115	$52,104,254

Year ended July 31, 2015:
Shares sold	7,932,820	$104,822,916
Shares issued in reinvestment of dividends and distributions	499,464	6,398,152
Shares reacquired	(5,133,101)	(68,280,609)

Net increase (decrease) in shares outstanding	3,299,183	$42,940,459

Class T
Year ended July 31, 2016:
Shares sold	268,406	$3,293,005
Shares issued in reinvestment of dividends and distributions	109,992	1,351,798
Shares reacquired	(817,633)	(9,958,547)

Net increase (decrease) in shares outstanding	(439,235)	$(5,313,744)

Year ended July 31, 2015:
Shares sold	246,318	$3,275,000
Shares issued in reinvestment of dividends and distributions	137,416	1,761,666
Shares reacquired	(917,704)	(12,111,626)

Net increase (decrease) in shares outstanding	(533,970)	$(7,074,960)

*	Includes affiliated redemption of 88 shares with a value of $1,124 for Class Q shares.

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the

38

SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Portfolio’s commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended July 31, 2016. The average daily balance for the 4 days that the Portfolio had loans outstanding during the period was $600,000 borrowed at a weighted average interest rate of 1.68%. The maximum loan balance outstanding amount during the period was $600,000. At July 31, 2016, the Portfolio did not have an outstanding loan balance.

Note 8. In-Kind Redemption

During the year ended July 31, 2016, the Portfolio settled the redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash. The value of such securities was $183,262,507. The Portfolio realized a loss of $48,831,629 related to the in-kind redemption transactions, which amount is included in the Statement of Operations under “Realized gain (loss) on investment and foreign currency transactions”. Such loss is excluded from calculation of the Portfolio’s taxable gain (loss) for federal income tax purposes.

Note 9. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Target International Equity Portfolio	39

Financial Highlights

Class Q Shares
	Year Ended July 31,		Nine Months Ended July 31,		Year Ended October 31,		March 1, 2011(b), through October 31,
	2016(e)	2015	2014(e)(g)		2013(e)	2012(e)	2011(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.72	$13.81	$13.77		$11.42	$11.10	$12.56
Income (loss) from investment operations:
Net investment income (loss)	.12	.29	.26		.27	.27	.26
Net realized and unrealized gain (loss) on investments	(1.30)	.03	.04		2.37	.32	(1.72)
Total from investment operations	(1.18)	.32	.30		2.64	.59	(1.46)
Less Dividends and Distributions:
Dividends from net investment income (loss)	(.27)	(.35)	(.26)		(.29)	(.27)	-
Distributions from net realized gains	(.09)	(.06)	-		-	-	-
Total dividends and distributions	(.36)	(.41)	(.26)		(.29)	(.27)	-
Net asset value, end of period	$12.18	$13.72	$13.81		$13.77	$11.42	$11.10
Total Return(a):	(8.61)%	2.52%	2.26%		23.57%	5.60%	(11.62)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25	$198,410	$167,988		$149,490	$120,574	$108,378
Average net assets (000)	$113,462	$181,358	$159,618		$135,226	$110,908	$94,827
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	.78%	.82%	.81%	(c)	.82%	.84%	.87%	(c)
Expenses before waivers and/or expense reimbursement	.78%	.82%	.81%	(c)	.82%	.84%	.87%	(c)
Net investment income (loss)	.96%	2.26%	2.55%	(c)	2.15%	2.51%	3.21%	(c)
Portfolio turnover rate	22%	66%	23%	(d)	26%	16%	19%	(d)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of offering.
(c)	Annualized.
(d)	Not annualized.
(e)	Calculated based upon average shares outstanding during the period.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.
(g)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended July 31,		Nine Months Ended July 31,		Year Ended October 31,
	2016(b)	2015	2014(b)(f)		2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.66	$13.75	$13.69		$11.36	$11.02	$11.84
Income (loss) from investment operations:
Net investment income (loss)	.21	.20	.20		.19	.21	.22
Net realized and unrealized gain (loss) on investments	(1.45)	.04	.04		2.36	.32	(.90)
Total from investment operations	(1.24)	.24	.24		2.55	.53	(.68)
Less Dividends and Distributions:
Dividends from net investment income (loss)	(.19)	(.27)	(.18)		(.22)	(.19)	(.14)
Distributions from net realized gains	(.09)	(.06)	-		-	-	-
Total dividends and distributions	(.28)	(.33)	(.18)		(.22)	(.19)	(.14)
Net asset value, end of period	$12.14	$13.66	$13.75		$13.69	$11.36	$11.02
Total Return(a):	(9.11)%	1.88%	1.82%		22.83%	5.01%	(5.84)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$315,218	$295,376	$251,908		$215,215	$148,857	$108,715
Average net assets (000)	$290,783	$273,404	$237,069		$179,681	$125,953	$93,879
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.45%	1.42%	(d)	1.44%	1.45%	1.48%
Expenses before waivers and/or expense reimbursement	1.72%	1.70%	1.67%	(d)	1.69%	1.70%	1.73%
Net investment income (loss)	1.71%	1.62%	1.97%	(d)	1.53%	1.91%	1.87%
Portfolio turnover rate	22%	66%	23%	(e)	26%	16%	19%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

Target International Equity Portfolio	41

Financial Highlights (continued)

Class T Shares
	Year Ended July 31,		Nine Months Ended July 31,		Year Ended October 31,
	2016(b)	2015	2014(b)(f)		2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.71	$13.80	$13.75		$11.41	$11.08	$11.90
Income (loss) from investment operations:
Net investment income (loss)	.27	.29	.25		.25	.26	.30
Net realized and unrealized gain (loss) on investments	(1.46)	.02	.05		2.37	.32	(.93)
Total from investment operations	(1.19)	.31	.30		2.62	.58	(.63)
Less Dividends and Distributions:
Dividends from net investment income (loss)	(.25)	(.34)	(.25)		(.28)	(.25)	(.19)
Distributions from net realized gains	(.09)	(.06)	-		-	-	-
Total dividends and distributions	(.34)	(.40)	(.25)		(.28)	(.25)	(.19)
Net asset value, end of period	$12.18	$13.71	$13.80		$13.75	$11.41	$11.08
Total Return(a):	(8.67)%	2.41%	2.22%		23.39%	5.52%	(5.36)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$45,148	$56,853	$64,595		$68,194	$65,450	$74,592
Average net assets (000)	$48,724	$59,317	$67,125		$65,268	$67,572	$112,082
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.97%	.95%	.92%	(d)	.94%	.95%	.98%
Expenses before waivers and/or expense reimbursement	.97%	.95%	.92%	(d)	.94%	.95%	.98%
Net investment income (loss)	2.17%	2.06%	2.41%	(d)	2.02%	2.39%	2.47%
Portfolio turnover rate	22%	66%	23%	(e)	26%	16%	19%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Target International Equity Portfolio, a series of Target Portfolio Trust (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2016

Target International Equity Portfolio	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Target International Equity Portfolio

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Target International Equity Portfolio

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Target International Equity Portfolio

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Target International Equity Portfolio (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Lazard Asset Management LLC (“Lazard”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each of LSV and Lazard. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Target International Equity Portfolio is a series of The Target Portfolio Trust.

Target International Equity Portfolio

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Lazard, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, LSV and Lazard. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are not part of Fund management. The Board also considered the investment subadvisory services provided by LSV and Lazard, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, LSV and Lazard, and also considered the qualifications, backgrounds and responsibilities of the LSV and Lazard portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, LSV’s and Lazard’s organizational structures, senior management, investment operations, and other relevant information pertaining to each of PI, LSV and Lazard. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, LSV and Lazard.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Lazard, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, LSV and Lazard under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadvisers were not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates each subadviser out of its management fee.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Target International Equity Portfolio

Approval of Advisory Agreements (continued)

Other Benefits to PI, LSV and Lazard

The Board considered potential ancillary benefits that might be received by PI, LSV and Lazard and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Lazard included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV and Lazard, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI, LSV and Lazard were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Peer Universe is a custom blend of the Lipper International Multi-Cap Core Funds and International Large-Cap Core Funds Performance Universes2. The mutual funds included in the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[2]	Although the Fund is classified in the Lipper International Multi-Cap Core Funds Performance Universe, the custom blend was utilized for performance comparisons, because PI believes that the funds included in this custom blend provide a more appropriate basis for fund performance comparisons. Note: As of May 2016, Broadridge has reclassified the Fund and now places the Fund in the Lipper International Multi-Cap Value Funds Performance Universe.

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor the Fund’s performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Target International Equity Portfolio

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Lazard Asset Management LLC	30 Rockefeller Plaza 57th Floor New York, NY 10112

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target International Equity Portfolio, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

TARGET INTERNATIONAL EQUITY PORTFOLIO

SHARE CLASS	Q	R	T
NASDAQ	TIEQX	TEQRX	TAIEX
CUSIP	875921793	875921827	875921504

TMF158E    0296584-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Corporate Bond Fund

ANNUAL REPORT	JULY 31, 2016

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Objective: High current income consistent with the preservation of capital

Highlights

PRUDENTIAL CORPORATE BOND FUND

•

Security selection among investment-grade corporate bonds was the largest positive contributor to performance, highlighted by the Fund’s holdings in the metals & mining, technology, and banking sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Security selection in emerging markets debt, commercial mortgage-backed securities, and municipal bonds also added to returns.

•	An underweight in municipal bonds and an overweight in commercial mortgage-backed securities dampened returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at prudentialfunds.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Corporate Bond Fund

September 15, 2016

Prudential Corporate Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.49	N/A	N/A	8.18 (5/28/15)
Class C	8.51	N/A	N/A	6.98 (5/28/15)
Class Q	9.57	N/A	N/A	8.21 (5/28/15)
Class R	9.04	N/A	N/A	7.60 (5/28/15)
Class Z*	9.47	19.27	73.39	—
Barclays US Credit Bond Index	8.28	27.46	80.64	—
Lipper Corporate Debt BBB-Rated Funds Average	7.62	26.80	75.63	—

Average Annual Total Returns (With Sales Charges) as of 6/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.58	N/A	N/A	1.73 (5/28/15)
Class C	6.38	N/A	N/A	5.08 (5/28/15)
Class Q	8.44	N/A	N/A	6.09 (5/28/15)
Class R	7.92	N/A	N/A	5.60 (5/28/15)
Class Z*	8.34	3.51	5.64	—
Barclays US Credit Bond Index	7.55	5.20	6.11	—
Lipper Corporate Debt BBB-Rated Funds Average	6.66	4.89	5.71	—

Average Annual Total Returns (With Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	4.56	N/A	N/A	2.80 (5/28/15)
Class C	7.51	N/A	N/A	5.89 (5/28/15)
Class Q	9.57	N/A	N/A	6.91 (5/28/15)
Class R	9.04	N/A	N/A	6.41 (5/28/15)
Class Z*	9.47	3.59	5.66	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Corporate Bond Fund (Class Z) with a similar investment in the Barclays US Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2006) and the account values at the end of the current fiscal year (July 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

*Class Z shares are available to institutional investors through certain retirement, mutual fund wrap, and asset allocation programs, and to institutions at an investment minimum of $5,000,000. Performance by share class may vary. Other share classes, which contain either a sales load or a contingent deferred sales charge, are also available. These expenses could lower total fund return. Please see the prospectus for additional information about fees, expenses, and investor eligibility requirements.

Prudential Corporate Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more within 12 months of purchase	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1.00%	None	.75% (.50% currently)	None

Benchmark Definitions

Barclays US Credit Bond Index—The Barclays US Credit Bond Index measures the performance of investment-grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity greater than one year. The cumulative total return for the Index measured from the month-end closest to the inception date through 7/31/16 is 7.06% for Class A, C, Q, and R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 6/30/16 is 5.23% for Class A, C, Q, and R shares.

Lipper Corporate Debt BBB-Rated Funds Average—The Lipper Corporate Debt BBB-Rated Funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The cumulative total return for the Average measured from the month-end closest to the inception date through 7/31/16 is 6.40% for Class A, C, Q, and R shares. The average annual total return for the Average measured from the month-end closest to the inception date through 6/30/16 is 4.42% for Class A, C, Q, and R shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if it included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distributions and Yields as of 7/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.30	2.19	1.09
Class C	0.22	1.56	0.41
Class Q	0.33	2.53	1.47
Class R	0.27	2.01	0.61
Class Z	0.33	2.54	1.39

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 7/31/16 (%)
AAA	4.0
AA	4.1
A	32.8
BBB	49.0
BB	4.3
Cash/Cash Equivalents	5.7
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Corporate Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Corporate Bond Fund’s Class Z shares returned 9.47% for the 12-month reporting period that ended July 31, 2016, outperforming the 8.28% return of the Barclays US Credit Bond Index (the Index) and the 7.62% return of the Lipper Corporate Debt BBB-Rated Funds Average.

What were market conditions?

•

In the fourth quarter of 2015, investment-grade corporate bonds recorded slightly negative returns, reflecting investor uncertainty about weaker global economic growth, the Fed’s rate hike schedule, record new issuance, and steep declines in energy and commodity prices. In December, the Fed raised the target federal funds rate for the first time in nearly 10 years and said it was likely to raise short-term interest rates four times during 2016.

•

The investment-grade corporate bond market experienced a wild swing during the first quarter of 2016 with many of the same themes of the fourth quarter dominating the market. Uncertainty about the path of Fed rate hikes, the pace of US economic growth, a further drop in energy prices, and weaker-than-expected corporate earnings weighed on investor sentiment, as did outsized levels of new issuance at times. In addition, concerns about a potential slowdown in global growth, particularly in China, increased risk aversion. These fears subsided mid-quarter as oil prices seemed to stabilize, US economic data came in better-than-expected, the Fed pushed back the timing and magnitude of its rate hikes, and both China and the European Central Bank stepped up their stimulus efforts. For the first quarter as a whole, investment-grade corporate bonds recorded positive returns.

•

In the second quarter and through the end of the reporting period, fears about the global economy receded amid considerable stimulus by China’s policy makers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. The Fed left short-term rates unchanged, with some policy makers suggesting there would be just a single rate hike in 2016. Ongoing stimulus by global central banks drove down interest rates around the world. In this environment, investment-grade corporate bonds delivered strong returns, supported by investors’ search for higher yields and steady, albeit modest, US economic growth. Record new issuance was readily absorbed by US and non-US investors alike, with notable demand from Japanese investors.

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What worked?

•

Security selection among investment-grade corporate bonds was the largest positive contributor to performance, highlighted by the Fund’s holdings in the metals & mining, technology, and banking sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Security selection in emerging markets debt, commercial mortgage-backed securities, and municipal bonds also added to returns.

•

In individual security selection, the Fund benefited from its overweights relative to the Index in telecommunication services company Verizon Communications and financial services company Citigroup. An underweight in the quasi-sovereign corporate bonds of Brazilian energy company Petrobras was also positive. (Quasi-sovereign corporate bonds are issued by corporations that have government backing.)

•	The Fund’s spread duration positioning throughout the period, especially in investment-grade corporates and emerging markets, was a large contributor to performance.

•	The Fund was positioned to benefit from a flatter yield curve, which enhanced results as longer-term yields fell more than shorter-term yields during the period.

What didn’t work?

•

The Fund’s duration positioning detracted from relative performance. The Fund held a short duration position, which hurt results as interest rates fell during the period. (Duration is a measure of the sensitivity of a bond portfolio or individual debt securities to changes in interest rates.)

•	An underweight in municipal bonds and an overweight in commercial mortgage-backed securities dampened returns.

•	The Fund’s positioning in the midstream energy, electric & water, and railroad sectors was negative.

•

In individual security selection, the Fund’s overweight positions in midstream energy companies, including Williams Companies and Energy Transfer Partners, detracted from results. An overweight in upstream energy company Canadian Natural Resources also hampered performance.

Did the Fund use derivatives and how did they affect performance?

•	The Fund’s investment strategy does not heavily rely on derivative strategies, although it may employ certain instruments on a limited basis.

Prudential Corporate Bond Fund	9

Strategy and Performance Overview (continued)

•	During the period, Treasury futures were used to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds.

•	In addition, during the period, credit default swaps were used sparingly either to add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers.

•	Neither derivative strategy had a material impact on the Fund’s performance during the reporting period.

Current outlook

•	Midway through the second-quarter earnings releases, Prudential Fixed Income, a PGIM business, has a favorable view on the investment-grade corporate bond market headed into the end of the year.

•

Although oil prices have retracted and Brexit’s impact on growth could weigh on the markets, recent US economic data have been positive, as second-quarter earnings have generally surprised to the upside, and global monetary policies continue to be supportive for corporate bonds, especially the European Central Bank’s bond purchase program. Credit fundamentals appear to have peaked, but remain robust. Though record levels of bond issuance continue to provide a technical headwind, the market continues to absorb it well, driven by foreign investors searching for yield. Event risk will remain a wild card as the regulatory environment has not been favorable of late, and there are several large transactions that are awaiting approval.

•

In financials, Prudential Fixed Income continues to favor US money center banks as regulation significantly reduces credit risk. Within industrials, an overweight position is still favored on autos and chemicals. Also favored are select pharmaceutical companies where an “event” has passed. Furthermore, the focus is on US-centric issuers over multinationals or exporters that are vulnerable to a strong US dollar and lower global growth. The two remaining risks in the market are financial instability in China and the Fed potentially raising interest rates ahead of market expectations due to US economic stabilization.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2016, at the beginning of the period, and held through the six-month period ended July 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Corporate Bond Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Corporate Bond Fund		Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,098.80	0.89%	$4.64
	Hypothetical	$1,000.00	$1,020.44	0.89%	$4.47
Class C	Actual	$1,000.00	$1,092.90	1.71%	$8.90
	Hypothetical	$1,000.00	$1,016.36	1.71%	$8.57
Class Q	Actual	$1,000.00	$1,098.30	0.71%	$3.70
	Hypothetical	$1,000.00	$1,021.33	0.71%	$3.57
Class R	Actual	$1,000.00	$1,095.60	1.23%	$6.41
	Hypothetical	$1,000.00	$1,018.75	1.23%	$6.17
Class Z	Actual	$1,000.00	$1,098.30	0.72%	$3.76
	Hypothetical	$1,000.00	$1,021.28	0.72%	$3.62

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2016, and divided by 366 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended July 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.77	0.94
C	2.56	1.73
Q	1.28	0.79
R	2.12	1.29
Z	1.27	0.82

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Corporate Bond Fund	13

Portfolio of Investments

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 93.3%

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.9%
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050%		04/10/49	250	$263,675
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3	3.058		05/15/49	200	211,359

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $454,429)					475,034

CORPORATE BONDS 90.8%

Agriculture 1.7%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.250		06/07/22	305	325,351
Reynolds American, Inc., Gtd. Notes	3.250		06/12/20	100	105,729

					431,080

Airlines 0.8%
American Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.200		12/15/29	90	94,059
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650		11/05/20	100	103,011

					197,070

Auto Manufacturers 3.4%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.336		03/18/21	300	312,918
General Motors Financial Co., Inc.,
Gtd. Notes	2.400		04/10/18	200	201,720
Gtd. Notes	2.400		05/09/19	100	100,524
Gtd. Notes	3.200		07/06/21	75	76,120
Gtd. Notes	4.000		01/15/25	150	154,662

					845,944

Banks 15.4%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875		08/01/25	250	268,075
Series L, Sr. Unsec’d. Notes	2.600		01/15/19	250	255,859
Series V, Jr. Sub. Notes	5.125	(a)	12/29/49	250	244,375
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650		03/16/25	200	197,193
Citigroup, Inc., Sr. Unsec’d. Notes	2.550		04/08/19	550	563,167
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	3.800		06/09/23	265	268,871
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	80	79,921
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150		05/22/45	300	328,939

See Notes to Financial Statements.

Prudential Corporate Bond Fund	15

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The)
Series L, Jr. Sub. Notes	5.700	%(a)	12/29/49	250	$253,750
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200		06/15/26	390	402,556
Series 1, Jr. Sub. Notes	7.900	(a)	12/29/49	200	208,000
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	300	320,204
Series H, Jr. Sub. Notes	5.450	(a)	07/29/49	250	245,625
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125		04/15/26	90	95,158
Wells Fargo & Co., Sub. Notes, GMTN	4.900		11/17/45	90	101,994

					3,833,687

Biotechnology 0.9%
Biogen, Inc., Sr. Unsec’d. Notes	4.050		09/15/25	215	235,362

Chemicals 2.7%
Celanese US Holdings LLC, Gtd. Notes	4.625		11/15/22	50	54,000
CF Industries, Inc., Gtd. Notes	5.150		03/15/34	100	100,724
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600		08/15/22	100	105,986
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625		02/26/55	150	149,786
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625		11/15/43	50	56,027
Solvay Finance America LLC (Belgium), Gtd. Notes, 144A	3.400		12/03/20	200	208,974

					675,497

Commercial Services 0.3%
Equifax, Inc., Sr. Unsec’d. Notes	2.300		06/01/21	25	25,300
Total System Services, Inc., Sr. Unsec’d. Notes	4.800		04/01/26	35	38,883

					64,183

Computers 3.6%
Apple, Inc., Sr. Unsec’d. Notes	4.650		02/23/46	100	114,119
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A	3.480		06/01/19	60	61,718
Sr. Sec’d. Notes, 144A	4.420		06/15/21	55	57,471
EMC Corp., Sr. Unsec’d. Notes	2.650		06/01/20	100	98,863
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A	2.450		10/05/17	255	258,094
Sr. Unsec’d. Notes, 144A	2.850		10/05/18	105	107,469
Seagate HDD Cayman, Gtd. Notes	3.750		11/15/18	200	203,745

					901,479

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services 0.8%
Discover Financial Services, Sr. Unsec’d. Notes	3.750%	03/04/25	100	$102,281
Synchrony Financial, Sr. Unsec’d. Notes	3.750	08/15/21	100	105,547

				207,828

Electric 10.8%
Commonwealth Edison Co., First Mortgage	4.700	01/15/44	100	122,247
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	6.650	04/01/19	200	227,624
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000	05/15/21	190	192,927
Dominion Resources, Inc., Sr. Unsec’d. Notes	1.900	06/15/18	200	201,418
Duke Energy Progress LLC, First Mortgage	4.150	12/01/44	200	225,467
Emera US Finance LP (Canada), Gtd. Notes, 144A	3.550	06/15/26	40	41,990
Entergy Mississippi, Inc., First Mortgage	2.850	06/01/28	40	41,377
PacifiCorp, First Mortgage	3.350	07/01/25	270	295,663
PPL Capital Funding, Inc., Gtd. Notes	4.700	06/01/43	100	112,329
PSEG Power LLC, Gtd. Notes	3.000	06/15/21	60	61,954
Puget Energy, Inc., Sr. Sec’d. Notes	3.650	05/15/25	400	419,291
RGS AEGCO Funding Corp., Series F, Sec’d. Notes	9.820	12/07/22	49	49,878
Sierra Pacific Power Co., General Ref. Mortgage, 144A	2.600	05/01/26	70	71,698
WEC Energy Group, Inc., Sr. Unsec’d. Notes	1.650	06/15/18	500	503,151
Westar Energy, Inc., First Mortgage	5.100	07/15/20	100	112,300

				2,679,314

Electronics 0.1%
Fortive Corp., Sr. Unsec’d. Notes, 144A	3.150	06/15/26	20	21,159

Food 0.5%
Kraft Heinz Foods Co.,
Gtd. Notes, 144A	4.375	06/01/46	55	59,833
Gtd. Notes, 144A	5.000	07/15/35	50	59,284

				119,117

Forest Products & Paper 1.1%
International Paper Co., Sr. Unsec’d. Notes	5.000	09/15/35	250	283,481

Health Care - Services 5.7%
Aetna, Inc., Sr. Unsec’d. Notes	4.375	06/15/46	50	52,041
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.600	02/01/25	500	527,282
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	500	524,606
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250	11/01/18	300	318,375

				1,422,304

See Notes to Financial Statements.

Prudential Corporate Bond Fund	17

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare Insurance 0.9%
Anthem, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	200	$219,303

Housewares 0.5%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000	12/01/24	100	106,827
Sr. Unsec’d. Notes	4.200	04/01/26	20	21,850

				128,677

Insurance 5.6%
American International Group, Inc., Sr. Unsec’d. Notes	4.375	01/15/55	150	145,710
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125	03/15/26	125	133,043
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.000	06/01/21	500	556,878
Markel Corp., Sr. Unsec’d. Notes	5.350	06/01/21	500	558,911

				1,394,542

Lodging 0.5%
Marriott International, Inc., Sr. Unsec’d. Notes	2.300	01/15/22	120	121,154

Media 5.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes, 144A	6.384	10/23/35	180	211,828
Comcast Corp.,
Gtd. Notes	3.150	03/01/26	90	96,291
Gtd. Notes	3.375	08/15/25	325	353,459
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes	2.800	06/15/20	50	50,832
Sr. Unsec’d. Notes	3.950	06/15/25	103	109,514
Time Warner, Inc., Gtd. Notes	3.875	01/15/26	200	219,574
Viacom, Inc.,
Sr. Unsec’d. Notes	4.875	06/15/43	50	46,523
Sr. Unsec’d. Notes	5.250	04/01/44	150	149,492

				1,237,513

Mining 3.5%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700	05/30/41	50	54,741
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000	09/30/43	250	299,088
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750	06/15/25	250	268,550
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875	04/23/45	250	248,629

				871,008

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.6%
Pentair Finance SA (United Kingdom), Gtd. Notes	4.650%	09/15/25	105	$109,572
Textron, Inc., Sr. Unsec’d. Notes	4.000	03/15/26	45	48,042

				157,614

Office/Business Equipment 1.4%
Xerox Corp., Sr. Unsec’d. Notes	2.800	05/15/20	350	345,240

Oil & Gas 3.9%
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	250	253,915
ConocoPhillips Co., Gtd. Notes	4.200	03/15/21	50	53,313
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000	06/15/45	20	18,441
Sr. Unsec’d. Notes	5.850	12/15/25	90	98,871
Exxon Mobil Corp., Sr. Unsec’d. Notes	3.043	03/01/26	250	265,367
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	3.950	04/15/22	90	93,794
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050	11/15/44	100	99,185
Shell International Finance BV (Netherlands), Gtd. Notes	4.375	05/11/45	85	92,170

				975,056

Oil & Gas Services 0.3%
Halliburton Co., Sr. Unsec’d. Notes	5.000	11/15/45	65	70,266

Pharmaceuticals 5.5%
Abbvie, Inc., Sr. Unsec’d. Notes	1.800	05/14/18	275	277,222
Actavis Funding SCS, Gtd. Notes	3.800	03/15/25	500	531,343
Baxalta, Inc., Gtd. Notes	2.000	06/22/18	45	44,959
Johnson & Johnson, Sr. Unsec’d. Notes	2.450	03/01/26	105	109,272
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	3.000	11/15/20	100	105,207
Mylan NV, Gtd. Notes, 144A	3.000	12/15/18	200	206,089
Teva Pharmaceutical Finance Netherlands III BV (Netherlands),
Gtd. Notes	3.150	10/01/26	30	30,658
Gtd. Notes	4.100	10/01/46	60	61,781

				1,366,531

Pipelines 3.4%
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	200	209,883
Gtd. Notes	4.900	05/15/46	150	159,099
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.605	02/15/25	500	489,531

				858,513

See Notes to Financial Statements.

Prudential Corporate Bond Fund	19

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 1.5%
American Tower Corp., Sr. Unsec’d. Notes	3.375%	10/15/26	5	$5,165
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22	15	16,611
Digital Realty Trust LP, Gtd. Notes	3.400	10/01/20	50	52,058
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400	11/01/22	75	78,938
Realty Income Corp., Sr. Unsec’d. Notes	4.125	10/15/26	200	215,474

				368,246

Retail 3.2%
Autozone, Inc., Sr. Unsec’d. Notes	1.625	04/21/19	205	206,300
CVS Health Corp., Sr. Unsec’d. Notes	5.125	07/20/45	200	254,373
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.250	04/01/46	100	117,796
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	2.500	04/15/26	80	82,023
Mcdonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700	01/30/26	115	126,033

				786,525

Software 2.6%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	2.850	10/15/18	75	76,926
Sr. Unsec’d. Notes	3.625	10/15/20	150	159,149
Sr. Unsec’d. Notes	5.000	10/15/25	200	231,451
Oracle Corp.,
Sr. Unsec’d. Notes	2.400	09/15/23	75	75,744
Sr. Unsec’d. Notes	4.375	05/15/55	100	106,649

				649,919

Telecommunications 3.3%
AT&T, Inc., Sr. Unsec’d. Notes	5.150	03/15/42	230	259,026
Cisco Systems, Inc., Sr. Unsec’d. Notes	2.200	02/28/21	165	170,190
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522	09/15/48	375	400,194

				829,410

Transportation 1.3%
CSX Corp., Sr. Unsec’d. Notes	5.600	05/01/17	200	206,821
FedEx Corp., Gtd. Notes	4.500	02/01/65	100	104,738

				311,559

TOTAL CORPORATE BONDS (cost $21,591,824)				22,608,581

U.S. TREASURY OBLIGATION 0.6%
U.S. Treasury Bonds (cost $143,056)	2.500	02/15/46	140	149,313

TOTAL LONG-TERM INVESTMENTS (cost $22,189,309)				23,232,928

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 0.5%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $125,921) (Note 3)(b)	125,921	$125,921

TOTAL INVESTMENTS 93.8% (cost $22,315,230) (Note 5)		23,358,849
Other assets in excess of liabilities(c) 6.2%		1,546,734

NET ASSETS 100.0%		$24,905,583

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

GMTN—Global Medium Term Note

MTN—Medium Term Note

OTC—Over-the-counter

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2016.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(c)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
4	2 Year U.S. Treasury Notes	Sep. 2016	$871,125	$876,000	$4,875
9	5 Year U.S. Treasury Notes	Sep. 2016	1,087,031	1,098,141	11,110
18	U.S Long Bonds	Sep. 2016	2,934,961	3,139,875	204,914

					220,899

	Short Positions:
25	10 Year U.S. Treasury Notes	Sep. 2016	3,254,922	3,326,172	(71,250)
12	30 Year U.S. Ultra Treasury Bonds	Sep. 2016	2,105,085	2,286,375	(181,290)

					(252,540)

					$(31,641)

Cash of $200,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at July 31, 2016.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	21

Portfolio of Investments (continued)

as of July 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$475,034	$—
Corporate Bonds	—	22,608,581	—
U.S. Treasury Obligation	—	149,313	—
Affiliated Mutual Fund	125,921	—	—
Other Financial Instruments*
Futures Contracts	(31,641)	—	—

Total	$94,280	$23,232,928	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2016 were as follows (unaudited):

Banks	15.4%
Electric	10.8
Health Care—Services	5.7
Insurance	5.6
Pharmaceuticals	5.5
Media	5.0
Oil & Gas	3.9
Computers	3.6
Mining	3.5
Pipelines	3.4
Auto Manufacturers	3.4
Telecommunications	3.3
Retail	3.2
Chemicals	2.7
Software	2.6
Commercial Mortgage-Backed Securities	1.9
Agriculture	1.7
Real Estate Investment Trusts (REITs)	1.5
Office/Business Equipment	1.4
Transportation	1.3%
Forest Products & Paper	1.1
Biotechnology	0.9
Healthcare Insurance	0.9
Diversified Financial Services	0.8
Airlines	0.8
Miscellaneous Manufacturing	0.6
U.S. Treasury Obligation	0.6
Housewares	0.5
Affiliated Mutual Fund	0.5
Lodging	0.5
Food	0.5
Oil & Gas Services	0.3
Commercial Services	0.3
Electronics	0.1

93.8
Other assets in excess of liabilities	6.2

100.0%

See Notes to Financial Statements.

22

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$220,899	*	Due from/to broker—variation margin futures	$(252,540	)*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$41,871	$41,871
Interest rate contracts	(40,131)	—	(40,131)

Total	$(40,131)	$41,871	$1,740

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(40,110)

For the year ended July 31, 2016, the Fund’s average value at trade date for futures long positions was $9,311,609 and for short positions was $7,149,718.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	23

Statement of Assets & Liabilities

as of July 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $22,189,309)	$23,232,928
Affiliated investments (cost $125,921)	125,921
Deposit with broker for futures	200,000
Receivable for Trust shares sold	1,278,210
Dividends and interest receivable	218,344
Due from Manager	14,147

Total assets	25,069,550

Liabilities
Payable for Trust shares reacquired	80,084
Accrued expenses and other liabilities	73,296
Due to broker—variation margin futures	6,219
Dividends payable	1,871
Deferred trustees’ fees	1,446
Distribution fee payable	766
Affiliated transfer agent fee payable	285

Total liabilities	163,967

Net Assets	$24,905,583

Net assets were comprised of:
Shares of beneficial interest, at par	$2,179
Paid-in capital in excess of par	25,560,888

25,563,067
Undistributed net investment income	36,396
Accumulated net realized loss on investment transactions	(1,705,858)
Net unrealized appreciation on investments	1,011,978

Net assets, July 31, 2016	$24,905,583

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($822,018 ÷ 71,753 shares of beneficial interest issued and outstanding)	$11.46
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price to public	$12.00

Class C
Net asset value, offering price and redemption price per share, ($754,940 ÷ 66,052 shares of beneficial interest issued and outstanding)	$11.43

Class Q
Net asset value, offering price and redemption price per share, ($10,820 ÷ 947 shares of beneficial interest issued and outstanding)	$11.43

Class R
Net asset value, offering price and redemption price per share, ($10,758 ÷ 941 shares of beneficial interest issued and outstanding)	$11.43

Class Z
Net asset value, offering price and redemption price per share, ($23,307,047 ÷ 2,039,178 shares of beneficial interest issued and outstanding)	$11.43

See Notes to Financial Statements.

Prudential Corporate Bond Fund	25

Statement of Operations

Year Ended July 31, 2016

Net Investment Income (Loss)
Income
Interest income	$1,227,768
Affiliated dividend income	3,754

Total income	1,231,522

Expenses
Management fee	153,430
Distribution fee—Class A	673
Distribution fee—Class C	3,685
Distribution fee—Class R	75
Registration fees	75,000
Custodian and accounting fees	63,000
Shareholders’ reports	42,000
Audit fee	35,000
Legal fees and expenses	22,000
Transfer agent’s fees and expenses (including affiliated expense of $1,200)	21,000
Trustees’ fees	10,000
Insurance expenses	1,000
Loan interest expense	452
Miscellaneous	12,800

Total expenses	440,115
Less: Management fee waiver and/or expense reimbursement	(157,055)
Distribution fee waiver—Class R	(26)

Net expenses	283,034

Net investment income (loss)	948,488

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(630,225)
Futures transactions	(40,131)
Swap agreements transactions	41,871

(628,485)

Net change in unrealized appreciation (depreciation) on:
Investments	1,677,814
Futures	(40,110)

1,637,704

Net gain (loss) on investment transactions	1,009,219

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,957,707

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$948,488	$348,177
Net realized gain (loss) on investment transactions	(628,485)	1,476,821
Net change in unrealized appreciation (depreciation) on investments	1,637,704	(1,040,429)

Net increase (decrease) in net assets resulting from operations	1,957,707	784,569

Dividends from net investment income (Note 1)
Class A	(7,623)	(66)
Class C	(7,454)	(44)
Class Q	(305)	(49)
Class R	(255)	(42)
Class Z	(1,013,549)	(515,419)

	(1,029,186)	(515,620)

Trust share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	12,055,486	11,111,081
Net asset value of shares issued in reinvestment of dividends and distributions	1,008,034	507,203
Cost of shares reacquired	(33,365,328)	(11,487,328)

Net increase (decrease) in net assets from Trust share transactions	(20,301,808)	130,956

Total increase (decrease)	(19,373,287)	399,905

Net Assets:
Beginning of year	44,278,870	43,878,965

End of year(a)	$24,905,583	$44,278,870

(a) Includes undistributed net investment income of:	$36,396	$—

See Notes to Financial Statements.

Prudential Corporate Bond Fund	27

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four series: Prudential Corporate Bond Fund (formerly known as the Target Mortgage-Backed Securities Portfolio) (the “Fund”), Prudential Core Bond Fund (formerly known as the Target Intermediate-Term Bond Portfolio), Target International Equity Portfolio and Prudential QMA Small-Cap Value Fund (formerly known as Target Small Capitalization Value Portfolio). These financial statements relate to Prudential Corporate Bond Fund. The financial statements of the other series are not presented herein. The Fund’s investment objective is high current income consistent with the preservation of principal.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

28

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most

Prudential Corporate Bond Fund	29

Notes to Financial Statements (continued)

advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures transactions.

The Fund may invest in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of

30

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Prudential Corporate Bond Fund	31

Notes to Financial Statements (continued)

Options: The Fund may purchase and write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions. The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the option contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may engage in short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the

32

Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain (loss) on short sales. The Fund maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.

Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund may be subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Prudential Corporate Bond Fund	33

Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

34

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the Fund may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such

Prudential Corporate Bond Fund	35

Notes to Financial Statements (continued)

OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. The Trust’s expenses are allocated to the respective series on the basis of relative net assets except for expenses that are charged directly at the Fund or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class), and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency

36

gains, if any, are paid annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has entered into a management agreement with PI on behalf of the Fund. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

Through September 30, 2015, the management fee paid to PI was based on an annual fee rate of .45% of the Fund’s average daily net assets. Effective October 1, 2015, the management fee paid to PI is based on an annual rate of .45% of the Fund’s average daily net assets up to and including $5 billion; and .425% on average daily net assets exceeding $5 billion. The management fee amount waived exceeded the management fee for the year ended July 31, 2016.

Effective May 1, 2016, PI has contractually agreed, through November 30, 2017, to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage, underlying fund expenses, extraordinary expenses and certain other expenses) of each class of shares of the Fund to .55% of the Fund’s average net assets. Prior to May 1, 2016, PI had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage, underlying fund expenses, extraordinary expenses and certain other expenses) of each class of shares of the Fund to .87% of the Fund’s average daily net assets.

Prudential Corporate Bond Fund	37

Notes to Financial Statements (continued)

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Class A, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Class A, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1% and .75% of the average daily net assets of the Class A, C and R shares, respectively. For the period ended July 31, 2016, PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through November 30, 2017.

PIMS has advised the Fund that it has received $8,411 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2016, it received $92 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM, Inc., PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of Prudential

38

Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended July 31, 2016 were $19,516,275 and $40,347,564, respectively. The Fund sales transactions under Rule 17a-7 were $7,844,975 for the year ended July 31, 2016.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the tax period ended July 31, 2016, the adjustments were to increase undistributed net investment income by $259,321, increase accumulated net realized loss on investment transactions by $34,733 and decrease paid-in capital in excess of par by $224,588 due to reclassification of paydown gains (losses), differences in the tax treatment of premium amortization and the expiration of a capital loss carryforward. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax period ended July 31, 2016 was $693,091 of ordinary income. The tax character of distributions paid during the tax year ended October 31, 2015 was $793,881 of ordinary income.

As of the tax period ended July 31, 2016, the accumulated undistributed earnings on a tax basis was $39,713 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2016 were as follows:

Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$22,368,932	$1,022,469	$(32,552)	$989,917

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after November 1, 2011

Prudential Corporate Bond Fund	39

Notes to Financial Statements (continued)

(“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of July 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$725,000

Pre-Enactment Losses:
Expiring 2017	958,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

40

As of July 31, 2016, Prudential owned 944 Class A shares, 936 Class C shares, 947 Class Q shares and 941 Class R shares of the Fund. In addition, three shareholders of record held 87% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2016:
Shares sold	68,884	$765,352
Shares issued in reinvestment of dividends and distributions	680	7,552
Shares reacquired	(2,301)	(25,238)

Net increase (decrease) in shares outstanding before conversion	67,263	747,666
Shares reacquired upon conversion into other share class(es)	(2,069)	(23,739)

Net increase (decrease) in shares outstanding	65,194	$723,927

Period* ended July 31, 2015:
Shares sold	10,327	$110,968
Shares issued in reinvestment of dividends and distributions	7	77
Shares reacquired	(3,775)	(40,466)

Net increase (decrease) in shares outstanding	6,559	$70,579

Class C
Year ended July 31, 2016:
Shares sold	83,590	$896,991
Shares issued in reinvestment of dividends and distributions	491	5,458
Shares reacquired	(19,413)	(209,695)

Net increase (decrease) in shares outstanding	64,668	$692,754

Period* ended July 31, 2015:
Shares sold	1,380	$15,000
Shares issued in reinvestment of dividends and distributions	4	44

Net increase (decrease) in shares outstanding	1,384	$15,044

Class Q
Year ended July 31, 2016:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	28	305

Net increase (decrease) in shares outstanding	28	$305

Period* ended July 31, 2015:
Shares sold	914	$10,000
Shares issued in reinvestment of dividends and distributions	5	49

Net increase (decrease) in shares outstanding	919	$10,049

Class R
Year ended July 31, 2016:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	23	255

Net increase (decrease) in shares outstanding	23	$255

Period* ended July 31, 2015:
Shares sold	914	$10,000
Shares issued in reinvestment of dividends and distributions	4	42

Net increase (decrease) in shares outstanding	918	$10,042

Prudential Corporate Bond Fund	41

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2016:
Shares sold	954,492	$10,393,143
Shares issued in reinvestment of dividends and distributions	92,146	994,464
Shares reacquired	(3,116,010)	(33,130,395)

Net increase (decrease) in shares outstanding before conversion	(2,069,372)	(21,742,788)
Shares issued upon conversion from other share class(es)	2,076	23,739

Net increase (decrease) in shares outstanding	(2,067,296)	$(21,719,049)

Year ended July 31, 2015:
Shares sold	1,010,646	$10,965,113
Shares issued in reinvestment of dividends and distributions	46,788	506,991
Shares reacquired	(1,054,253)	(11,446,862)

Net increase (decrease) in shares outstanding	3,181	$25,242

*	Commenced operations May 28, 2015.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2016. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $2,421,000, borrowed at a weighted average interest rate of 1.68%. The maximum loan balance outstanding during the period was $8,570,000. At July 31, 2016 the Fund did not have an outstanding loan balance.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial

42

liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Corporate Bond Fund	43

Financial Highlights

Class A Shares
	Year Ended July 31, 2016	May 28, 2015(b) through July 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.76	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.29	.04
Net realized and unrealized gain (loss) on investments	.71	(.17)
Total from investment operations	1.00	(.13)
Less dividends from net investment income	(.30)	(.05)
Net asset value, end of period	$11.46	$10.76
Total Return(a):	9.49%	(1.19)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$822	$71
Average net assets (000)	$269	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.94%	.98%	(e)
Expenses before waivers and/or expense reimbursement	1.77%	2.23%	(e)
Net investment income (loss)	2.64%	2.24%	(e)
Portfolio turnover rate	165%	1,221%	(f)(g)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended July 31, 2016	May 28, 2015(b) through July 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.20	.03
Net realized and unrealized gain (loss) on investments	.70	(.18)
Total from investment operations	.90	(.15)
Less dividends from net investment income	(.22)	(.04)
Net asset value, end of period	$11.43	$10.75
Total Return(a):	8.51%	(1.41)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$755	$15
Average net assets (000)	$369	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.73%	1.87%	(e)
Expenses before waivers and/or expense reimbursement	2.56%	2.97%	(e)
Net investment income (loss)	1.84%	1.48%	(e)
Portfolio turnover rate	165%	1,221%	(f)(g)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	45

Financial Highlights (continued)

Class Q Shares
	Year Ended July 31, 2016	May 28, 2015(b) through July 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.30	.04
Net realized and unrealized gain (loss) on investments	.71	(.18)
Total from investment operations	1.01	(.14)
Less dividends from net investment income	(.33)	(.05)
Net asset value, end of period	$11.43	$10.75
Total Return(a):	9.57%	(1.25)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$10
Average net assets (000)	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.79%	.87%	(e)
Expenses before waivers and/or expense reimbursement	1.28%	1.88%	(e)
Net investment income (loss)	2.80%	2.39%	(e)
Portfolio turnover rate	165%	1,221%	(f)(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

46

Class R Shares
	Year Ended July 31, 2016	May 28, 2015(b) through July 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.25	.03
Net realized and unrealized gain (loss) on investments	.70	(.17)
Total from investment operations	.95	(.14)
Less dividends from net investment income	(.27)	(.05)
Net asset value, end of period	$11.43	$10.75
Total Return(a):	9.04%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$10
Average net assets (000)	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.29%	1.36%	(e)
Expenses before waivers and/or expense reimbursement	2.12%	2.77%	(e)
Net investment income (loss)	2.32%	1.91%	(e)
Portfolio turnover rate	165%	1,221%	(f)(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	47

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,			Nine Months Ended July 31,		Year Ended October 31,
	2016(g)	2015(g)(h)		2014(f)		2013	2012		2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.76	$10.69		$10.50		$10.83	$10.68		$10.60
Income (loss) from investment operations:
Net investment income (loss)	.30	.09		.05		.15	.29		.49
Net realized and unrealized gain (loss) on investments	.70	.11		.21		(.26)	.20		.05
Total from investment operations	1.00	.20		.26		(.11)	.49		.54
Less dividends from net investment income	(.33)	(.13)		(.07)		(.22)	(.34)		(.46)
Net asset value, end of period	$11.43	$10.76		$10.69		$10.50	$10.83		$10.68
Total Return(a):	9.47%	1.83%		2.47%		(.97)%	4.64%		5.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,307	$44,174		$43,879		$42,218	$43,605		$35,281
Average net assets (000)	$33,438	$44,354		$42,666		$43,290	$42,171		$34,208
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.82%	.91%		.99%	(d)	.93%	.93%		1.03%
Expenses before waivers and/or expense reimbursement	1.27%	1.10%		.99%	(d)	.93%	.93%		1.03%
Net investment income (loss)	2.79%	.78%		.65%	(d)	1.39%	2.70%		4.65%
Portfolio turnover rate	165%	1,221%	(c)	936%	(c)(e)	990% (c)	847%	(c)	670%	(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying fund in which the Fund invests.
(c)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	Calculated based upon average shares outstanding during the period.
(h)	Class T shares were renamed Class Z shares effective May 28, 2015.

See Notes to Financial Statements.

48

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Prudential Corporate Bond Fund, a series of Target Portfolio Trust (formerly known as Target Mortgage-Backed Securities Portfolio) (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2016

Prudential Corporate Bond Fund	49

Federal Income Tax Information (unaudited)

For the tax period ended July 31, 2016, the Fund reports 85.97% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2016.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Corporate Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Corporate Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Corporate Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential Corporate Bond Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its Prudential Fixed Income (“PFI”) unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM, Inc. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Corporate Bond Fund is a series of The Target Portfolio Trust.

Prudential Corporate Bond Fund

Approval of Advisory Agreement (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PGIM, which, through its PFI unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PFI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PFI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PFI, and also considered the qualifications, backgrounds and responsibilities of PFI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PFI’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PFI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PFI. The Board noted that PFI is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PFI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PFI under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by the Manager to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to Prudential. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Corporate Bond Fund

Approval of Advisory Agreement (continued)

Other Benefits to PI and PFI

The Board considered potential ancillary benefits that might be received by PI and PFI and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PFI included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PFI were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Corporate Debt BBB-Rated Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark during the five-year period, but outperformed its benchmark during the other periods.
•

The Board noted that during the second quarter of 2015, the Fund implemented new investment policies and investment strategies, and appointed a new subadviser to replace the Fund’s former subadvisers. As a result, the Fund’s past performance prior to that date did not reflect the current management of the Fund.

•	The Board noted that the current subadviser should be given time to develop a performance record.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 0.55% (excluding 12b-1 fees and certain other expenses) through November 30, 2017.
•

The Board noted information provided by PI indicating that if the Fund’s current expense cap, which was implemented on May 1, 2016, had been in effect for 2015, the Fund’s net total expenses would have ranked in the first quartile.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the management agreements.
•	The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Corporate Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Corporate Bond Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CORPORATE BOND FUND

SHARE CLASS	A	C	Q	R	Z
NASDAQ	PCWAX	PCWCX	PCWQX	PCWRX	TGMBX
CUSIP	875921694	875921686	875921678	875921660	875921702

MF229E    0296540-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential QMA Small-Cap Value Fund

ANNUAL REPORT	JULY 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Above-average capital appreciation

Highlights

PRUDENTIAL QMA SMALL-CAP VALUE FUND

•

The Prudential QMA Small-Cap Value Fund’s Class A shares trailed the Russell 2000 Value Index (the Index) for the 12 months ended July 31, 2016, but outperformed the Lipper Small-Cap Value Funds Average.

•

The Fund had good security selection in the consumer discretionary, industrials, and information technology sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund had unfavorable security selection in the energy, financials, and consumer staples sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Small-Cap Value Fund

September 15, 2016

Prudential QMA Small-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.98	N/A	N/A	10.52 (2/14/14)
Class C	3.19	N/A	N/A	–1.39 (6/19/15)
Class Q	4.29	N/A	N/A	9.55 (9/25/14)
Class R	3.74	57.86	N/A	100.00 (8/22/06)
Class Z*	4.20	61.78	112.31	—
Russell 2000® Value Index	5.59	61.25	76.61	—
Russell 2000® Index	0.00	64.21	99.82	—
Lipper Small-Cap Value Funds Average	3.49	56.94	89.63	—

Average Annual Total Returns as of 6/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–8.88	N/A	N/A	–0.36 (2/14/14)
Class C	–4.95	N/A	N/A	–6.07 (6/19/15)
Class Q	–3.20	N/A	N/A	2.28 (9/25/14)
Class R	–3.81	7.71	N/A	6.73 (8/22/06)
Class Z*	–3.29	8.25	7.08	—
Russell 2000 Value Index	–2.58	8.15	5.15	—
Russell 2000 Index	–6.73	8.35	6.20	—
Lipper Small-Cap Value Funds Average	–4.20	7.60	5.73	—

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Average Annual Total Returns (with Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.74	N/A	N/A	1.78 (2/14/14)
Class C	2.46	N/A	N/A	–1.25 (6/19/15)
Class Q	4.29	N/A	N/A	5.05 (9/25/14)
Class R	3.74	9.56	N/A	7.22 (8/22/06)
Class Z*	4.20	10.10	7.82	—

Average Annual Total Returns (without Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.98	N/A	N/A	4.15 (2/14/14)
Class C	3.19	N/A	N/A	–1.25 (6/19/15)
Class Q	4.29	N/A	N/A	5.05 (9/25/14)
Class R	3.74	9.56	N/A	7.22 (8/22/06)
Class Z*	4.20	10.10	7.82	—

*Class Z shares are available to institutional investors through certain retirement, mutual fund wrap, and asset allocation programs, and to institutions at an investment minimum of $5,000,000. Performance by share class may vary. Other share classes, which contain either a sales load or a contingent deferred sales charge, are also available. These expenses could lower total fund return. Please see the prospectus for additional information about fees, expenses, and investor eligibility requirements.

Growth of a $10,000 Investment

Prudential QMA Small-Cap Value Fund	5

Your Fund’s Performance (continued)

The graph compares a $10,000 investment in the Prudential QMA Small-Cap Value Fund (Class Z) with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2006) and the account values at the end of the current fiscal period (July 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1.00%	None	.75% (.50% currently)	None

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Benchmark Definitions

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.
The cumulative total return for the Index measured from the month-end closest to the inception date through 7/31/16 is 12.16% for Class A, 2.67% for Class C, 13.18% for Class Q, and 71.48% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 6/30/16 is 2.61% for Class A, -2.58% for Class C, 4.16% for Class Q, and 5.07% for Class R shares.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how stock prices of smaller companies have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 7/31/16 is 11.70% for Class A, -1.16% for Class C, 13.61% for Class Q, and 94.08% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 6/30/16 is 2.20% for Class A, -6.73% for Class C, 4.06% for Class Q, and 6.35% for Class R shares.

Lipper Small-Cap Value Funds Average

Lipper Small-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and a three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The cumulative total return for the Average measured from the month-end closest to the inception date through 7/31/16 is 9.57% for Class A, 0.53% for Class C, 8.56% for Class Q, and 85.88% for Class R shares. The average annual total return for the Average measured from the month-end closest to the inception date through 6/30/16 is 1.74% for Class A, -4.20% for Class C, 1.96% for Class Q, and 5.91% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/16 (%)
Select Income REIT, Real Estate Investment Trusts (REITs)	1.2
Washington Federal, Inc., Thrifts & Mortgage Finance	1.2
SkyWest, Inc., Airlines	1.1
Sanmina Corp., Electronic Equipment, Instruments & Components	1.1
LaSalle Hotel Properties, Real Estate Investment Trusts (REITs)	1.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/16 (%)
Banks	20.3
Real Estate Investment Trusts (REITs)	12.4
Insurance	8.2
Thrifts & Mortgage Finance	6.0
Electronic Equipment, Instruments & Components	3.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Small-Cap Value Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Small-Cap Value Fund’s Class A shares gained 3.98% for the 12 months ended July 31, 2016, underperforming the 5.59% rise of the Russell 2000 Value Index (the Index) and outperforming the 3.49% advance of the Lipper Small-Cap Value Funds Average.

What were market conditions?

•

The reporting period was peppered by bouts of volatility and macroeconomic drama. Events that negatively affected market performance during the period included a precipitous drop in energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike. However, losses during the period were offset by gains based on improving US economic data and stimulus measures in China. In December of 2015, the Federal Reserve raised interest rates for the first time in nearly a decade.

•

The most dramatic moment during the period occurred near the end of the second quarter of 2016. Britain staged a heated political and economic drama with the “Brexit” referendum, in which voters decided to end Britain’s participation with the European Union. The vote to leave the European Union shocked markets globally. However, positive sentiment prevailed as stocks rebounded quickly.

•

Sector performance in the Index was mixed. The top performer was dividend-paying utilities, which had the highest return of 27.64%, as the search for yield intensified amidst low interest rates. Materials also performed well with a gain of 20.65%. Consumer staples, information technology, and telecommunications services posted gains of 16.59%, 13.12%, and 12.14%, respectively. Other sectors in positive territory included financials, which gained 7.32%, while industrials rose by 3.85%. Sectors in the red were health care, returning -5.40%, consumer discretionary, returning -8.41%, and energy, which lagged by -26.08%. Energy’s steep decline was the result of smaller energy companies struggling to overcome the negative effects of the oil price rout early in the period.

What worked?

•

The Fund had good security selection in the consumer discretionary, industrials, and information technology sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

In the consumer discretionary sector, the portfolio added value from the timely purchases of homebuilders, an underweight in the underperforming retailing industry, and good selection among education services companies.

•	In the industrials sector, Hawaiian Holdings, Inc. and SkyWest, Inc. were top performers. Earnings of these airline companies were helped by lower operating expenses.

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•

In the information technology sector, an overweight and strong security selection in the strong-performing technology services industry contributed to performance. The leading contributor here was CACI International Inc., a provider of solutions and services in support of the US federal government.

•	Among other top holdings, the Fund benefited from positions in property owner Select Income REIT, chemical producer Cabot Corporation, and independent power producer Dynegy Inc.

What didn’t work?

•	The Fund had unfavorable security selection in the energy, financials, and consumer staples sectors.

•

In energy, holdings in Bristow Group Inc. and Delek US Holdings, Inc. hurt performance. Bristow, a provider of helicopter services to the global offshore energy industry, struggled as its energy exploration and production customers pulled in their capital expenditure budgets. Delek, a diversified downstream energy company with operations in petroleum refining, logistics, and convenience store retailing, reported earnings below expectations due to reduced refining margins.

•

In financials, the Fund’s position in American Equity Investment Life Holding Company detracted from performance. Investors became concerned that the company’s indexed annuity sales could be impacted by the US Department of Labor’s new fiduciary rules.

•

The Fund’s underweight in the strong performing real estate investment trust (REIT) industry also weighed on performance in the financials sector. Investors’ hunt for yield in REITs and other high-dividend paying stocks has made these stocks relatively expensive and unattractive to the Fund’s valuation model.

•	In consumer staples, the Fund was hurt by holding the stock of grocery wholesaler SUPERVALU INC., which fell on weak sales momentum, partially from deflationary pressures.

•

Another underperforming holding was Meritor, Inc., a global supplier of parts for commercial truck, trailer, and off-highway vehicles. The company experienced slowing sales growth, driven by the strong US dollar and lower truck production volumes.

Prudential QMA Small-Cap Value Fund	9

Strategy and Performance Overview (continued)

The percentage figures shown in the tables identify each security’s positive and negative contribution to the Fund’s return:

Top Contributors (%)		Top Detractors (%)
Hawaiian Holdings, Inc.	0.78	Bristow Group Inc.	–0.74
Select Income REIT	0.41	Delek US Holdings, Inc.	–0.70
Dynegy Inc.	0.39	American Equity Investment Life Holding Company	–0.59
Cabot Corporation	0.33	Meritor, Inc.	–0.48
SkyWest, Inc.	0.33	SUPERVALU INC.	–0.47

Current outlook

•

In the fiscal year ended July 31, 2016, small-cap value stocks (stocks included in the Index) outperformed small-cap growth stocks (Russell 2000® Growth Index) for the first time since FYE 2012. Within the Index, however, the outperformers were the more expensive stocks, particularly those with higher dividend yields such as regulated utilities and equity REITs. As a result, strategies, including this one, that focus specifically on deeper-valued stocks have lagged the benchmark over the past 12 months.

•

The recent underperformance of deeper-valued stocks has resulted in even larger discounts and more attractive valuations for these stocks. The Fund continues to focus on these stocks that have low prices relative to earnings, cash flow, and book value. QMA believes the deeply discounted valuations of the stocks within the Fund present an opportunity for strong future performance.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2016, at the beginning of the period, and held through the six-month period ended July 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential QMA Small-Cap Value Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Small-Cap Value Fund		Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,201.10	0.95%	$5.20
	Hypothetical	$1,000.00	$1,020.14	0.95%	$4.77
Class C	Actual	$1,000.00	$1,196.10	1.70%	$9.28
	Hypothetical	$1,000.00	$1,016.41	1.70%	$8.52
Class Q	Actual	$1,000.00	$1,202.00	0.64%	$3.50
	Hypothetical	$1,000.00	$1,021.68	0.64%	$3.22
Class R	Actual	$1,000.00	$1,199.10	1.20%	$6.56
	Hypothetical	$1,000.00	$1,018.90	1.20%	$6.02
Class Z	Actual	$1,000.00	$1,202.10	0.70%	$3.83
	Hypothetical	$1,000.00	$1,021.38	0.70%	$3.52

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2016, and divided by 366 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended July 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.04	0.98
C	1.74	1.73
Q	0.66	0.66
R	1.49	1.23
Z	0.74	0.73

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential QMA Small-Cap Value Fund	13

Portfolio of Investments

as of July 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS 98.9%

Aerospace & Defense 0.7%
DigitalGlobe, Inc.*	59,100	$1,593,335
Engility Holdings, Inc.*	38,800	1,126,752
KLX, Inc.*	187,200	6,046,560
Moog, Inc. (Class A Stock)*	6,700	368,969

		9,135,616

Air Freight & Logistics 1.2%
Air Transport Services Group, Inc.*	164,368	2,380,049
Atlas Air Worldwide Holdings, Inc.*	320,928	13,873,717

		16,253,766

Airlines 1.1%
SkyWest, Inc.	541,368	15,575,157

Auto Components 0.9%
Cooper Tire & Rubber Co.	130,608	4,308,758
Cooper-Standard Holding, Inc.*	6,100	537,105
Dana Holding Corp.	44,400	605,616
Modine Manufacturing Co.*	152,360	1,462,656
Strattec Security Corp.	25,828	1,151,929
Tower International, Inc.	199,989	4,615,746

		12,681,810

Banks 20.3%
1st Source Corp.	113,158	3,803,240
Arrow Financial Corp.	28,368	896,145
Banc of California, Inc.	100,100	2,220,218
BancFirst Corp.	43,148	2,829,214
Banco Latinoamericano de Comercio Exterior SA (Panama)	251,311	6,865,816
BancorpSouth, Inc.	85,500	2,036,610
Bank of Marin Bancorp	45,462	2,254,006
Banner Corp.	19,600	818,104
Berkshire Hills Bancorp, Inc.	262,904	6,932,778
Boston Private Financial Holdings, Inc.	443,996	5,381,232
Brookline Bancorp, Inc.	71,200	810,968
Camden National Corp.	23,451	1,019,649
Cathay General Bancorp	21,300	638,574
Century Bancorp, Inc. (Class A Stock)	3,000	130,980
Chemical Financial Corp.(a)	149,358	6,180,434
Citizens & Northern Corp.(a)	35,916	765,370

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	15

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
CNB Financial Corp.	27,199	$501,822
Community Trust Bancorp, Inc.	62,766	2,183,001
Customers Bancorp, Inc.*	305,730	7,869,490
Enterprise Bancorp, Inc.(a)	2,300	54,441
Enterprise Financial Services Corp.	92,280	2,653,973
Fidelity Southern Corp.	271,793	4,677,558
Financial Institutions, Inc.	71,028	1,910,653
First Bancorp	74,311	1,391,102
First Business Financial Services, Inc.	8,900	211,019
First Citizens BancShares, Inc. (Class A Stock)	8,800	2,286,064
First Commonwealth Financial Corp.	22,900	220,985
First Community Bancshares, Inc.	80,434	1,844,352
First Financial Bancorp	288,551	6,149,022
First Financial Corp.	82,859	3,173,500
First Interstate BancSystem, Inc. (Class A Stock)	360,616	10,472,289
First Merchants Corp.	227,307	5,955,443
First Midwest Bancorp, Inc.	86,000	1,605,620
First NBC Bank Holding Co.*	236,297	4,496,732
First of Long Island Corp. (The)	10,482	318,129
FirstMerit Corp.	422,766	8,975,322
FNB Corp.	554,100	6,621,495
Fulton Financial Corp.(a)	627,900	8,570,835
German American Bancorp, Inc.	9,673	328,882
Great Southern Bancorp, Inc.	65,463	2,566,150
Great Western Bancorp, Inc.	292,200	9,692,274
Hancock Holding Co.	61,500	1,782,885
Hanmi Financial Corp.	165,078	4,047,713
Heartland Financial USA, Inc.	134,250	4,929,660
Heritage Financial Corp.	25,600	446,976
Hilltop Holdings, Inc.*	337,203	7,344,281
Hope Bancorp, Inc.	646,551	9,937,489
Horizon Bancorp	64,036	1,762,271
IBERIABANK Corp.	159,000	9,932,730
International Bancshares Corp.	337,582	9,256,498
Lakeland Bancorp, Inc.	119,127	1,418,803
MainSource Financial Group, Inc.	113,973	2,538,179
Merchants Bancshares, Inc.	3,300	104,874
MidWestOne Financial Group, Inc.	19,462	563,425
NBT Bancorp, Inc.	13,420	400,184
Old National Bancorp	968,743	12,748,658
Opus Bank	9,500	306,660
Pacific Continental Corp.	36,640	530,547
Peapack Gladstone Financial Corp.	51,079	1,025,156

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Preferred Bank	70,205	$2,293,597
Prosperity Bancshares, Inc.	239,058	12,213,473
S&T Bancorp, Inc.	77,263	1,969,434
Sandy Spring Bancorp, Inc.	36,908	1,101,335
Sierra Bancorp	34,558	617,897
Simmons First National Corp. (Class A Stock)	3,700	170,015
Sterling Bancorp	8,900	150,321
Stock Yards Bancorp, Inc.	60,817	1,796,534
Texas Capital Bancshares, Inc.*	34,600	1,679,484
Tompkins Financial Corp.	39,943	2,905,454
TriCo Bancshares	56,350	1,466,227
Trustmark Corp.	451,435	11,782,453
Umpqua Holdings Corp.	793,300	12,081,959
Union Bankshares Corp.	89,001	2,388,787
United Community Banks, Inc.	20,300	390,572
Univest Corp. of Pennsylvania	89,988	1,897,847
WesBanco, Inc.	130,848	4,045,820
West Bancorporation, Inc.(a)	39,559	751,621
Wilshire Bancorp, Inc.	471,660	5,065,628
Wintrust Financial Corp.	71,700	3,785,760

		275,944,698

Biotechnology 0.8%
AMAG Pharmaceuticals, Inc.*(a)	317,500	8,423,275
PDL BioPharma, Inc.(a)	427,600	1,505,152
United Therapeutics Corp.*	11,000	1,331,110

		11,259,537

Capital Markets 2.1%
Arlington Asset Investment Corp. (Class A Stock)	121,996	1,699,404
Calamos Asset Management, Inc. (Class A Stock)	139,649	971,957
Investment Technology Group, Inc.	233,511	3,899,634
KCG Holdings, Inc. (Class A Stock)*	194,100	2,936,733
Legg Mason, Inc.	37,700	1,287,078
Piper Jaffray Cos.*	176,883	7,312,343
Stifel Financial Corp.*	309,700	10,947,895

		29,055,044

Chemicals 1.8%
A. Schulman, Inc.	6,500	190,515
FutureFuel Corp.	26,400	302,544
Innospec, Inc.	102,540	5,154,686

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	17

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Kraton Performance Polymers, Inc.*	22,900	$684,939
Olin Corp.	173,100	3,617,790
Platform Specialty Products Corp.*(a)	371,100	3,414,120
Stepan Co.	171,019	10,998,232
Tredegar Corp.	19,380	343,026

		24,705,852

Commercial Services & Supplies 1.9%
ACCO Brands Corp.*	550,541	6,188,081
Ennis, Inc.	389,956	6,754,038
Quad/Graphics, Inc.	255,171	6,471,136
VSE Corp.	24,300	1,544,508
West Corp.	248,237	5,488,520

		26,446,283

Communications Equipment 0.7%
Bel Fuse, Inc. (Class B Stock)	29,909	612,835
Black Box Corp.	54,900	749,385
Brocade Communications Systems, Inc.	685,579	6,375,885
EchoStar Corp. (Class A Stock)*	58,200	2,266,890

		10,004,995

Construction & Engineering 1.7%
AECOM*	39,200	1,391,208
Aegion Corp.*	573,693	11,772,180
Chicago Bridge & Iron Co. NV	21,500	726,915
MYR Group, Inc.*	126,985	3,132,720
Quanta Services, Inc.*	223,500	5,721,600
Tutor Perini Corp.*	32,600	818,912

		23,563,535

Consumer Finance 1.4%
Encore Capital Group, Inc.*(a)	279,691	6,827,257
Enova International, Inc.*	271,605	2,468,890
Nelnet, Inc. (Class A Stock)	200,153	8,088,183
PRA Group, Inc.*	5,900	164,374
World Acceptance Corp.*(a)	24,100	1,047,386

		18,596,090

Containers & Packaging
Greif, Inc. (Class A Stock)	5,900	236,767

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Consumer Services 1.1%
DeVry Education Group, Inc.(a)	390,200	$8,689,754
Grand Canyon Education, Inc.*	10,300	433,218
K12, Inc.*	505,530	6,258,461

		15,381,433

Diversified Financial Services 0.1%
Marlin Business Services Corp.	36,200	664,632

Diversified Telecommunication Services 0.7%
Iridium Communications, Inc.*(a)	1,112,198	9,987,538

Electric Utilities 0.2%
ALLETE, Inc.	20,000	1,277,000
IDACORP, Inc.	20,159	1,629,855

		2,906,855

Electrical Equipment 0.2%
Powell Industries, Inc.	7,900	291,036
Regal-Beloit Corp.	34,000	2,074,340

		2,365,376

Electronic Equipment, Instruments & Components 3.9%
Benchmark Electronics, Inc.*	294,946	6,913,534
Insight Enterprises, Inc.*	7,400	196,840
Jabil Circuit, Inc.	276,500	5,626,775
Sanmina Corp.*	583,574	14,787,765
SYNNEX Corp.	5,300	532,809
Tech Data Corp.*(a)	186,200	14,510,566
TTM Technologies, Inc.*	35,100	349,245
Vishay Intertechnology, Inc.(a)	795,900	10,609,347

		53,526,881

Energy Equipment & Services 3.0%
Atwood Oceanics, Inc.(a)	828,200	8,845,176
Bristow Group, Inc.(a)	419,573	4,535,584
Ensco PLC (Class A Stock)	84,400	773,948
Forum Energy Technologies, Inc.*	535,895	8,751,165
Helix Energy Solutions Group, Inc.*	1,180,150	9,370,391
Hornbeck Offshore Services, Inc.*(a)	296,200	2,363,676
McDermott International, Inc.*(a)	270,800	1,402,744
Noble Corp. PLC (United Kingdom)(a)	112,900	833,202
PHI, Inc.*	73,315	1,416,446

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	19

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
Rowan Cos. PLC (Class A Stock)	73,600	$1,121,664
Tidewater, Inc.(a)	193,700	827,099

		40,241,095

Food & Staples Retailing 1.9%
Ingles Markets, Inc. (Class A Stock)	190,005	7,377,894
SpartanNash Co.	365,190	11,503,485
United Natural Foods, Inc.*	136,500	6,822,270

		25,703,649

Food Products 1.6%
Darling Ingredients, Inc.*	389,700	6,149,466
Dean Foods Co.	29,600	546,416
Fresh Del Monte Produce, Inc.	225,061	12,794,718
Sanderson Farms, Inc.	17,800	1,559,102

		21,049,702

Health Care Providers & Services 2.5%
Brookdale Senior Living, Inc.*	415,300	7,670,591
Community Health Systems, Inc.*(a)	36,400	464,828
Kindred Healthcare, Inc.	500,900	6,141,034
LifePoint Health, Inc.*	102,900	6,089,622
Select Medical Holdings Corp.*	755,585	8,689,228
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	225,233	5,597,040

		34,652,343

Hotels, Restaurants & Leisure 0.3%
International Speedway Corp. (Class A Stock)	7,300	246,521
Interval Leisure Group, Inc.	38,200	686,836
Marcus Corp. (The)	43,002	952,494
Speedway Motorsports, Inc.	84,590	1,494,706

		3,380,557

Household Durables 1.4%
Beazer Homes USA, Inc.*	99,900	958,041
CalAtlantic Group, Inc.	129,900	4,703,679
CSS Industries, Inc.	29,145	766,805
KB Home(a)	751,600	11,800,120
Meritage Homes Corp.*(a)	13,200	480,348

		18,708,993

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.5%
Atlantica Yield PLC (Spain)(a)	25,800	$519,870
NRG Yield, Inc. (Class C Stock)(a)	280,500	5,032,170
TerraForm Power, Inc. (Class A Stock)*(a)	107,000	1,258,320

		6,810,360

Insurance 8.2%
Ambac Financial Group, Inc.*	71,500	1,299,870
American Equity Investment Life Holding Co.	566,177	9,019,200
Argo Group International Holdings Ltd.	183,181	9,505,262
Aspen Insurance Holdings Ltd. (Bermuda)	71,011	3,263,666
CNO Financial Group, Inc.	660,700	11,476,359
EMC Insurance Group, Inc.	43,950	1,218,733
Employers Holdings, Inc.	254,698	7,263,987
Endurance Specialty Holdings Ltd.	62,446	4,223,223
FBL Financial Group, Inc. (Class A Stock)	87,068	5,430,431
First American Financial Corp.	208,674	8,724,660
Hanover Insurance Group, Inc. (The)	40,752	3,355,520
HCI Group, Inc.(a)	43,663	1,316,876
Heritage Insurance Holdings, Inc.	47,800	592,242
Independence Holding Co.(a)	5,600	97,496
Infinity Property & Casualty Corp.	9,481	777,821
Maiden Holdings Ltd.	176,705	2,468,569
MBIA, Inc.*	747,400	6,308,056
National Western Life Group, Inc. (Class A Stock)	6,000	1,134,840
Navigators Group, Inc. (The)	80,962	7,583,710
Selective Insurance Group, Inc.	320,967	12,569,068
State Auto Financial Corp.	108,059	2,439,972
United Fire Group, Inc.	181,025	7,603,050
United Insurance Holdings Corp.	218,380	3,463,507
Validus Holdings Ltd.	8,500	420,155

		111,556,273

Internet Software & Services
Monster Worldwide, Inc.*(a)	110,900	280,577

IT Services 0.6%
Convergys Corp.	270,731	7,214,981
ManTech International Corp. (Class A Stock)	26,100	1,031,211

		8,246,192

Machinery 3.0%
AGCO Corp.	10,000	481,600
Barnes Group, Inc.	3,800	144,134

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	21

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
Chart Industries, Inc.*	123,200	$3,698,464
Columbus McKinnon Corp.	25,700	426,363
Douglas Dynamics, Inc.	235,901	6,322,147
Federal Signal Corp.	208,964	2,747,877
FreightCar America, Inc.	32,700	487,230
Global Brass & Copper Holdings, Inc.	169,576	4,802,392
Greenbrier Cos., Inc. (The)(a)	292,300	9,596,209
Manitowoc Co., Inc. (The)	104,400	581,508
Meritor, Inc.*	32,394	271,462
NN, Inc.	77,200	1,302,364
SPX FLOW, Inc.*	131,400	3,584,592
Terex Corp.	77,700	1,875,678
Wabash National Corp.*(a)	267,897	3,879,148

		40,201,168

Marine 0.1%
Kirby Corp.*	24,000	1,307,760

Media 1.2%
Entercom Communications Corp. (Class A Stock)	106,082	1,549,858
Eros International PLC*(a)	30,000	522,300
Gannett Co., Inc.	41,000	523,160
Saga Communications, Inc. (Class A Stock)	7,610	312,162
Time, Inc.	774,500	12,647,585
Tribune Media Co. (Class A Stock)(a)	28,900	1,070,745

		16,625,810

Metals & Mining 0.8%
Century Aluminum Co.*(a)	113,500	861,465
Ferroglobe PLC(a)	36,400	339,248
Handy & Harman Ltd.*	46,093	1,284,612
Materion Corp.	49,700	1,312,577
Reliance Steel & Aluminum Co.	27,900	2,188,476
Worthington Industries, Inc.	109,015	4,830,455

		10,816,833

Oil, Gas & Consumable Fuels 3.4%
Adams Resources & Energy, Inc.	23,578	713,706
Alon USA Energy, Inc.	375,500	2,654,785
Ardmore Shipping Corp. (Ireland)(a)	71,500	502,645
Delek US Holdings, Inc.	503,933	6,309,241
DHT Holdings, Inc.	929,700	4,332,402

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Dorian LPG Ltd.*	137,500	$848,375
Oasis Petroleum, Inc.*	1,199,900	9,119,240
Renewable Energy Group, Inc.*(a)	63,400	618,150
REX American Resources Corp.*	41,200	2,710,960
Scorpio Tankers, Inc. (Monaco)	1,112,900	5,297,404
SemGroup Corp. (Class A Stock)	36,800	1,065,728
Ship Finance International Ltd. (Norway)(a)	548,769	8,286,412
Teekay Corp. (Bermuda)(a)	133,000	824,600
Teekay Tankers Ltd. (Bermuda) (Class A Stock)(a)	374,100	1,103,595
Western Refining, Inc.	79,400	1,655,490

		46,042,733

Paper & Forest Products 1.5%
Clearwater Paper Corp.*	4,900	308,259
Domtar Corp.	184,100	7,248,017
KapStone Paper & Packaging Corp.	371,222	5,301,050
P.H. Glatfelter Co.	50,700	1,047,462
Schweitzer-Mauduit International, Inc.	167,743	6,342,363

		20,247,151

Professional Services 1.3%
CRA International, Inc.*	63,891	1,764,670
ICF International, Inc.*	139,792	5,784,593
Navigant Consulting, Inc.*	347,048	6,840,316
RPX Corp.*	270,929	2,728,255
TrueBlue, Inc.*	14,300	319,319

		17,437,153

Real Estate Investment Trusts (REITs) 12.4%
AG Mortgage Investment Trust, Inc.	313,881	4,701,938
American Capital Mortgage Investment Corp.	311,937	5,103,289
Apollo Commercial Real Estate Finance, Inc.(a)	293,280	4,765,800
Apollo Residential Mortgage, Inc.	307,981	4,179,302
ARMOUR Residential REIT, Inc.(a)	111,200	2,366,336
Ashford Hospitality Prime, Inc.	77,679	1,168,292
Ashford Hospitality Trust, Inc.	1,637,220	9,757,831
Brandywine Realty Trust	53,300	899,171
Capstead Mortgage Corp.	502,292	4,997,806
Colony Capital, Inc. (Class A Stock)	257,500	4,578,350
Columbia Property Trust, Inc.	58,000	1,409,400
CorEnergy Infrastructure Trust, Inc.(a)	86,215	2,536,445
CYS Investments, Inc.	650,209	5,819,371

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	23

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
DiamondRock Hospitality Co.	278,000	$2,729,960
Dynex Capital, Inc.	539,406	3,786,630
First Potomac Realty Trust	130,685	1,321,225
Franklin Street Properties Corp.	986,603	12,648,251
Gladstone Commercial Corp.	27,176	494,603
Government Properties Income Trust(a)	266,400	6,356,304
Gramercy Property Trust	420,915	4,204,941
Hersha Hospitality Trust	62,000	1,171,800
Hospitality Properties Trust	14,800	472,268
InfraREIT, Inc.	12,200	215,452
Invesco Mortgage Capital, Inc.	440,226	6,339,255
iStar,Inc.*(a)	88,300	914,788
Ladder Capital Corp.	21,600	282,096
LaSalle Hotel Properties	531,000	14,629,050
Lexington Realty Trust	1,306,577	14,202,492
New Residential Investment Corp.	597,678	8,170,258
New York Mortgage Trust, Inc.(a)	82,000	536,280
Pennymac Mortgage Investment Trust	347,043	5,632,508
RAIT Financial Trust	353,819	1,121,606
Redwood Trust, Inc.	198,000	2,825,460
RLJ Lodging Trust	420,700	9,987,418
Sabra Health Care REIT, Inc.	19,100	456,681
Select Income REIT	590,628	16,395,833
Senior Housing Properties Trust	43,300	961,693
Summit Hotel Properties, Inc.	20,700	293,526
Western Asset Mortgage Capital Corp.(a)	85,600	842,304

		169,276,013

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	15,800	1,729,626

Road & Rail 0.6%
ArcBest Corp.	200,232	3,746,341
Celadon Group, Inc.	35,900	296,534
Genesee & Wyoming, Inc. (Class A Stock)*	19,600	1,269,100
Roadrunner Transportation Systems, Inc.*	150,200	1,137,014
Ryder System, Inc.	16,300	1,074,170
Saia, Inc.*	7,100	205,119
Werner Enterprises, Inc.	10,400	261,248

		7,989,526

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 1.1%
Amkor Technology, Inc.*	1,855,461	$11,670,850
Photronics, Inc.*	329,300	3,181,038

		14,851,888

Specialty Retail 2.3%
Aaron’s, Inc.	18,000	431,100
Abercrombie & Fitch Co. (Class A Stock)	247,500	5,125,725
American Eagle Outfitters, Inc.	143,100	2,564,352
Ascena Retail Group, Inc.*(a)	1,130,100	9,187,713
Big 5 Sporting Goods Corp.	28,300	298,848
Boot Barn Holdings, Inc.*(a)	17,800	191,528
Cato Corp. (The) (Class A Stock)	14,422	515,875
Express, Inc.*	13,500	201,960
Finish Line, Inc. (The) (Class A Stock)	11,900	258,587
GameStop Corp. (Class A Stock)(a)	172,900	5,351,255
Genesco, Inc.*	7,800	541,476
Group 1 Automotive, Inc.	13,100	816,392
Rent-A-Center, Inc.	65,900	711,720
Shoe Carnival, Inc.	18,558	488,261
Sonic Automotive, Inc. (Class A Stock)	112,800	2,050,704
Stage Stores, Inc.(a)	140,800	834,944
Tilly’s, Inc. (Class A Stock)*	36,300	206,547
Urban Outfitters, Inc.*	32,500	971,750
Vitamin Shoppe, Inc.*	9,700	283,822

		31,032,559

Textiles, Apparel & Luxury Goods 0.4%
Iconix Brand Group, Inc.*	432,400	3,113,280
Movado Group, Inc.	87,100	1,967,589

		5,080,869

Thrifts & Mortgage Finance 6.0%
Dime Community Bancshares, Inc.	364,183	6,300,366
EverBank Financial Corp.	179,800	3,229,208
Federal Agricultural Mortgage Corp. (Class C Stock)	43,662	1,677,931
First Defiance Financial Corp.	73,672	3,071,386
Flagstar Bancorp, Inc.*	77,600	2,049,416
HomeStreet, Inc.*	43,700	974,510
Meta Financial Group, Inc.	7,115	389,119
MGIC Investment Corp.*(a)	1,472,500	10,587,275
OceanFirst Financial Corp.	64,955	1,225,051
Oritani Financial Corp.	265,082	4,299,630

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	25

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
PennyMac Financial Services, Inc. (Class A Stock)*	39,915	$503,328
Provident Financial Services, Inc.	406,120	8,183,318
Radian Group, Inc.	887,766	11,452,181
TrustCo Bank Corp.	125,141	829,685
United Financial Bancorp, Inc.	60,600	796,890
Walker & Dunlop, Inc.*	241,121	5,707,334
Washington Federal, Inc.	630,404	15,760,100
WSFS Financial Corp.	114,278	4,021,443

		81,058,171

Tobacco 0.4%
Universal Corp.(a)	100,200	5,942,862

Trading Companies & Distributors 2.8%
Air Lease Corp.	246,300	7,095,903
Aircastle Ltd.	635,953	14,130,876
CAI International, Inc.*	266,906	2,290,054
GATX Corp.(a)	58,247	2,605,388
Rush Enterprises, Inc. (Class A Stock)*	102,100	2,346,258
Textainer Group Holdings Ltd.(a)	108,600	1,290,168
Triton International Ltd.	51,637	866,985
WESCO International, Inc.*(a)	126,000	7,023,240

		37,648,872

Water Utilities 0.2%
SJW Corp.	50,484	2,138,502

Wireless Telecommunication Services 0.5%
Spok Holdings, Inc.	25,000	462,000
Telephone & Data Systems, Inc.	203,700	6,414,513

		6,876,513

TOTAL COMMON STOCKS (cost $1,256,527,440)		1,345,225,615

EXCHANGE TRADED FUND 0.5%
iShares Russell 2000 Value ETF (cost $6,362,904)	68,539	6,982,753

TOTAL LONG-TERM INVESTMENTS (cost $1,262,890,344)		1,352,208,368

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 9.5%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $129,805,876; includes $121,865,553 of cash collateral for securities on loan) (Note 3)(b)(c)	129,805,876	$129,805,876

TOTAL INVESTMENTS 108.9% (cost $1,392,696,220)(Note 5)		1,482,014,244
Liabilities in excess of other assets (8.9)%		(121,413,007)

NET ASSETS 100.0%		$1,360,601,237

The following abbreviation is used in the annual report:

ETF—Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $118,735,218; cash collateral of $121,865,553 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$9,135,616	$—	$—
Air Freight & Logistics	16,253,766	—	—
Airlines	15,575,157	—	—
Auto Components	12,681,810	—	—
Banks	275,944,698	—	—

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	27

Portfolio of Investments (continued)

as of July 31, 2016

	Level 1	Level 2	Level 3
Common Stocks (continued)
Biotechnology	$11,259,537	$—	$—
Capital Markets	29,055,044	—	—
Chemicals	24,705,852	—	—
Commercial Services & Supplies	26,446,283	—	—
Communications Equipment	10,004,995	—	—
Construction & Engineering	23,563,535	—	—
Consumer Finance	18,596,090	—	—
Containers & Packaging	236,767	—	—
Diversified Consumer Services	15,381,433	—	—
Diversified Financial Services	664,632	—	—
Diversified Telecommunication Services	9,987,538	—	—
Electric Utilities	2,906,855	—	—
Electrical Equipment	2,365,376	—	—
Electronic Equipment, Instruments & Components	53,526,881	—	—
Energy Equipment & Services	40,241,095	—	—
Food & Staples Retailing	25,703,649	—	—
Food Products	21,049,702	—	—
Health Care Providers & Services	34,652,343	—	—
Hotels, Restaurants & Leisure	3,380,557	—	—
Household Durables	18,708,993	—	—
Independent Power & Renewable Electricity Producers	6,810,360	—	—
Insurance	111,556,273	—	—
Internet Software & Services	280,577	—	—
IT Services	8,246,192	—	—
Machinery	40,201,168	—	—
Marine	1,307,760	—	—
Media	16,625,810	—	—
Metals & Mining	10,816,833	—	—
Oil, Gas & Consumable Fuels	46,042,733	—	—
Paper & Forest Products	20,247,151	—	—
Professional Services	17,437,153	—	—
Real Estate Investment Trusts (REITs)	169,276,013	—	—
Real Estate Management & Development	1,729,626	—	—
Road & Rail	7,989,526	—	—
Semiconductors & Semiconductor Equipment	14,851,888	—	—
Specialty Retail	31,032,559	—	—
Textiles, Apparel & Luxury Goods	5,080,869	—	—
Thrifts & Mortgage Finance	81,058,171	—	—
Tobacco	5,942,862	—	—
Trading Companies & Distributors	37,648,872	—	—
Water Utilities	2,138,502	—	—
Wireless Telecommunication Services	6,876,513	—	—
Exchange Traded Fund	6,982,753	—	—
Affiliated Mutual Fund	129,805,876	—	—

Total	$1,482,014,244	$—	$—

See Notes to Financial Statements.

28

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2016 were as follows (unaudited):

Banks	20.3%
Real Estate Investment Trusts (REITs)	12.4
Affiliated Mutual Fund (including 9.0% of collateral for securities on loan)	9.5
Insurance	8.2
Thrifts & Mortgage Finance	6.0
Electronic Equipment, Instruments & Components	3.9
Oil, Gas & Consumable Fuels	3.4
Energy Equipment & Services	3.0
Machinery	3.0
Trading Companies & Distributors	2.8
Health Care Providers & Services	2.5
Specialty Retail	2.3
Capital Markets	2.1
Commercial Services & Supplies	1.9
Food & Staples Retailing	1.9
Chemicals	1.8
Construction & Engineering	1.7
Food Products	1.6
Paper & Forest Products	1.5
Household Durables	1.4
Consumer Finance	1.4
Professional Services	1.3
Media	1.2
Air Freight & Logistics	1.2
Airlines	1.1
Diversified Consumer Services	1.1%
Semiconductors & Semiconductor Equipment	1.1
Auto Components	0.9
Biotechnology	0.8
Metals & Mining	0.8
Communications Equipment	0.7
Diversified Telecommunication Services	0.7
Aerospace & Defense	0.7
IT Services	0.6
Road & Rail	0.6
Exchange Traded Fund	0.5
Wireless Telecommunication Services	0.5
Independent Power & Renewable Electricity Producers	0.5
Tobacco	0.4
Textiles, Apparel & Luxury Goods	0.4
Hotels, Restaurants & Leisure	0.3
Electric Utilities	0.2
Electrical Equipment	0.2
Water Utilities	0.2
Real Estate Management & Development	0.1
Marine	0.1
Diversified Financial Services	0.1

108.9
Liabilities in excess of other assets	(8.9)

100.0%

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	29

Statement of Assets & Liabilities

as of July 31, 2016

Assets
Investments at value, including securities on loan of $118,735,218:
Unaffiliated investments (cost $1,262,890,344)	$1,352,208,368
Affiliated investments (cost $129,805,876)	129,805,876
Dividends receivable	1,709,081
Receivable for Fund shares sold	1,354,191
Receivable for investments sold	584,255

Total assets	1,485,661,771

Liabilities
Payable to broker for collateral for securities on loan	121,865,553
Payable for Fund shares reacquired	1,402,635
Management fee payable	671,960
Payable for investments purchased	644,219
Accrued expenses and other liabilities	289,395
Distribution fee payable	113,439
Affiliated transfer agent fee payable	69,502
Loan interest payable	1,965
Deferred trustees’ fees	1,866

Total liabilities	125,060,534

Net Assets	$1,360,601,237

Net assets were comprised of:
Shares of beneficial interest, at par	$75,072
Paid-in capital in excess of par	1,262,875,468

1,262,950,540
Undistributed net investment income	9,371,626
Accumulated net realized loss on investment transactions	(1,038,953)
Net unrealized appreciation on investments	89,318,024

Net assets, July 31, 2016	$1,360,601,237

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share, ($116,997,136 ÷ 6,444,215 shares of beneficial interest issued and outstanding)	$18.16
Maximum sales charge (5.50% of offering price)	1.06

Maximum offering price to public	$19.22

Class C
Net asset value, offering price and redemption price per share, ($30,257,030 ÷ 1,664,404 shares of beneficial interest issued and outstanding)	$18.18

Class Q
Net asset value, offering price and redemption price per share, ($231,800,567 ÷ 12,768,031 shares of beneficial interest issued and outstanding)	$18.15

Class R
Net asset value, offering price and redemption price per share, ($152,186,239 ÷ 8,480,005 shares of beneficial interest issued and outstanding)	$17.95

Class Z
Net asset value, offering price and redemption price per share, ($829,360,265 ÷ 45,715,515 shares of beneficial interest issued and outstanding)	$18.14

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	31

Statement of Operations

Year Ended July 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $4,868)	$33,268,794
Income from securities lending, net (including affiliated: $843,578)	1,043,630
Affiliated dividend income	26,530

Total income	34,338,954

Expenses
Management fee	7,782,977
Distribution fee—Class A	365,365
Distribution fee—Class C	304,985
Distribution fee—Class R	1,092,776
Transfer agent’s fees and expenses (including affiliated expense of $449,000)	867,000
Shareholders’ reports	252,000
Custodian and accounting fees	180,000
Registration fees	90,000
Commitment fee on syndicated credit agreement	56,000
Audit fee	34,000
Trustees’ fees	30,000
Legal fees and expenses	29,000
Loan interest expense	26,729
Insurance expenses	23,000
Miscellaneous	14,713

Total expenses	11,148,545
Less: Management fee waiver and/or expense reimbursement	(110,952)
Distribution fee waiver—Class A	(60,894)
Distribution fee waiver—Class R	(364,258)

Net expenses	10,612,441

Net investment income (loss)	23,726,513

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	8,321,644
Net change in unrealized appreciation (depreciation) on investments	7,883,566

Net gain (loss) on investments	16,205,210

Net Increase (Decrease) In Net Assets Resulting From Operations	$39,931,723

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,726,513	$29,379,840
Net realized gain (loss) on investment transactions	8,321,644	374,666,134
Net change in unrealized appreciation (depreciation) on investments	7,883,566	(309,743,563)

Net increase (decrease) in net assets resulting from operations	39,931,723	94,302,411

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(2,926,298)	(3,754)
Class C	(483,294)	—
Class Q	(5,241,621)	(111,495)
Class R	(3,055,711)	(794,380)
Class Z	(20,380,961)	(19,226,093)

	(32,087,885)	(20,135,722)

Distributions from net realized gains
Class A	(36,197,413)	(50,028)
Class C	(8,998,775)	—
Class Q	(55,747,928)	(1,006,344)
Class R	(42,286,390)	(14,252,367)
Class Z	(224,305,821)	(176,742,820)

	(367,536,327)	(192,051,559)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	430,078,458	682,265,424
Net asset value of shares issued in reinvestment of dividends and distributions	395,531,945	192,979,385
Net assets value of shares issued in merger (Note 8)	—	209,815,742
Cost of shares reacquired	(629,072,353)	(1,368,557,930)

Net increase (decrease) in net assets from Fund share transactions	196,538,050	(283,497,379)

Total increase (decrease)	(163,154,439)	(401,382,249)

Net Assets:
Beginning of year	1,523,755,676	1,925,137,925

End of year(a)	$1,360,601,237	$1,523,755,676

(a) Includes undistributed net investment income of:	$9,371,626	$18,785,593

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	33

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four series: Prudential Corporate Bond Fund (formerly known as the Target Mortgage-Backed Securities Portfolio), Prudential Core Bond Fund (formerly known as Target Intermediate Term Bond Portfolio), Target International Equity Portfolio and Prudential QMA Small-Cap Value Fund (formerly known as Target Small Capitalization Value Portfolio) (the “Fund”). These financial statements relate to Prudential QMA Small-Cap Value Fund. The financial statements of the other series are not presented herein.

The Fund’s investment objective is above average capital appreciation.

Effective June 19, 2015, the Prudential Small Cap Value Fund, a series of Prudential Investment Portfolios 5, merged into the Target Small Capitalization Value Portfolio and the Target Small Capitalization Value Portfolio was renamed the Prudential Small-Cap Value Fund. On December 10, 2015, the Fund was renamed the Prudential QMA Small-Cap Value Fund.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

34

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential QMA Small-Cap Value Fund	35

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies and forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

36

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid ultra short-term bond fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class), and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

REITs: The Fund may invest in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to

Prudential QMA Small-Cap Value Fund	37

Notes to Financial Statements (continued)

be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has entered into a management agreement with PI on behalf of the Fund. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .60% of the Fund’s average daily net assets up to $2 billion and .575% of the Fund’s average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursement was .60% for the year ended July 31, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .59%.

PI entered into a contractual agreement that would waive fees in an amount up to .01% of the Fund’s average daily net assets through November 30, 2017, to the extent that the

38

Fund’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses) exceed .68% of the Fund’s average daily net assets on an annualized basis.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Class A, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, and .75% of the average daily net assets of the Class A, C and R shares, respectively. PIMS has contractually agreed through November 30, 2017 to reduce such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $61,521 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2016. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2016, it received $1,894 and $1,564 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Fund. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates where applicable.

Certain officers and a Trustee of the Fund are officers, employees or directors of the Investment Manager. The Fund pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Fund bears all other costs and expenses.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or

Prudential QMA Small-Cap Value Fund	39

Notes to Financial Statements (continued)

between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period August 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $83,674 for these services. At the June 2016 meeting, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $50,001. Additionally, PGIM, Inc. reimbursed the Fund $152,059 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended July 31, 2016, were $941,060,858 and $1,120,081,232, respectively.

Note 5. Distributions and Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the tax year ended October 31, 2015, the adjustments were to decrease undistributed net investment income by $1,052,595, decrease accumulated net realized loss on investment transactions by $870,808 and increase paid-in capital in excess of par by $181,787 due to reclassification of distributions, investment in passive foreign

40

investment companies, merger related adjustments and other book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax year ended October 31, 2015 were $30,506,983 of ordinary income and $181,680,298 of long-term capital gains. The tax character of distributions paid during the tax year ended October 31, 2014 were $47,513,986 of ordinary income and $95,536,357 of long-term capital gains.

As of the latest tax year ended October 31, 2015, the accumulated undistributed earnings on a tax basis were $46,776,695 of ordinary income and $348,375,656 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,401,525,514	$174,965,690	$(94,476,960)	$80,488,730

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential QMA Small-Cap Value Fund	41

Notes to Financial Statements (continued)

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of July 31, 2016, six shareholders of record held 46% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2016:
Shares sold	741,128	$14,557,674
Shares issued in reinvestment of dividends and distributions	2,282,974	37,577,751
Shares reacquired†	(2,061,116)	(37,860,684)

Net increase (decrease) in shares outstanding	962,986	$14,274,741
Shares issued upon conversion from other share class(es)	221	3,893
Shares reacquired upon conversion into other share class(es)	(27,001)	(568,847)

Net increase (decrease) in shares outstanding	936,206	$13,709,787

Year ended July 31, 2015:
Shares sold	256,519	$6,641,029
Shares issued in merger	5,504,962	145,111,161
Shares issued in reinvestment of dividends and distributions	2,110	53,785
Shares reacquired	(218,816)	(5,643,406)

Net increase (decrease) in shares outstanding before conversion	5,544,775	146,162,569
Shares issued upon conversion from other share class(es)	18,690	493,564
Shares reacquired upon conversion into other share class(es)	(55,927)	(1,456,042)

Net increase (decrease) in shares outstanding	5,507,538	$145,200,091

Class C*
Year ended July 31, 2016:
Shares sold	127,743	$2,219,705
Shares issued in reinvestment of dividends and distributions	506,460	8,386,969
Shares reacquired†	(366,450)	(6,682,184)

Net increase (decrease) in shares outstanding before conversion	267,753	3,924,490
Shares reacquired upon conversion into other share class(es)	(4,483)	(81,931)

Net increase (decrease) in shares outstanding	263,270	$3,842,559

Period ended July 31, 2015:
Shares sold	2,809	$71,094
Shares issued in merger	1,425,555	37,577,767
Shares reacquired	(9,490)	(243,847)

Net increase (decrease) in shares outstanding before conversion	1,418,874	37,405,014
Shares reacquired upon conversion into other share class(es)	(17,740)	(469,052)

Net increase (decrease) in shares outstanding	1,401,134	$36,935,962

42

Class Q**	Shares	Amount
Year ended July 31, 2016:
Shares sold	6,022,597	$124,733,146
Shares issued in reinvestment of dividends and distributions	3,710,452	60,962,725
Shares reacquired†	(2,298,834)	(41,757,071)

Net increase (decrease) in shares outstanding before conversion	7,434,215	143,938,800
Shares issued upon conversion from other share class(es)	527,433	12,392,432

Net increase (decrease) in shares outstanding	7,961,648	$156,331,232

Period ended July 31, 2015:
Shares sold	4,924,465	$133,901,991
Shares issued in merger	328,442	8,661,066
Shares issued in reinvestment of dividends and distributions	43,906	1,117,839
Shares reacquired	(1,122,415)	(29,139,037)

Net increase (decrease) in shares outstanding before conversion	4,174,398	114,541,859
Shares issued upon conversion from other share class(es)	631,985	12,402,208

Net increase (decrease) in shares outstanding	4,806,383	$126,944,067

Class R
Year ended July 31, 2016:
Shares sold	2,053,824	$39,349,205
Shares issued in reinvestment of dividends and distributions	2,781,724	45,342,101
Shares reacquired†	(2,377,876)	(43,278,167)

Net increase (decrease) in shares outstanding	2,457,672	$41,413,139

Year ended July 31, 2015:
Shares sold	1,817,454	$47,501,610
Shares issued in merger	48,726	1,273,688
Shares issued in reinvestment of dividends and distributions	594,498	15,046,746
Shares reacquired	(1,818,147)	(47,405,016)

Net increase (decrease) in shares outstanding before conversion	642,531	16,417,028
Shares reacquired upon conversion into other share class(es)	(39,319)	(1,016,402)

Net increase (decrease) in shares outstanding	603,212	$15,400,626

Prudential QMA Small-Cap Value Fund	43

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2016:
Shares sold	13,871,631	$249,218,728
Shares issued in reinvestment of dividends and distributions	14,815,006	243,262,399
Shares reacquired	(25,215,261)	(499,494,247)

Net increase (decrease) in shares outstanding before conversion	3,471,376	(7,013,120)
Shares issued upon conversion from other share class(es)	31,376	648,773
Shares reacquired upon conversion into other share class(es)	(527,962)	(12,394,320)

Net increase (decrease) in shares outstanding	2,974,790	$(18,758,667)

Year ended July 31, 2015:
Shares sold	18,866,202	$494,149,700
Shares issued in merger	652,201	17,192,060
Shares issued in reinvestment of dividends and distributions	6,945,423	176,761,015
Shares reacquired	(49,842,674)	(1,286,126,624)

Net increase (decrease) in shares outstanding before conversion	(23,378,848)	(598,023,849)
Shares issued upon conversion from other share class(es)	56,095	1,460,498
Shares reacquired upon conversion into other share class(es)	(594,173)	(11,414,774)

Net increase (decrease) in shares outstanding	(23,916,926)	$(607,978,125)

*	Commencement of operations was June 19, 2015.
**	Commencement of operations was September 25, 2014.
†	Includes affiliated redemption of 422 shares with a value of $10,354 for Class A shares, 379 shares with a value of $9,291 for Class C shares, 839 shares with a value of $20,642 for Class Q shares, and 206 shares with a value of $5,013 for Class R shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2016. The average daily balance for the 63 days that the Fund had loans outstanding during the year was $9,851,111, borrowed at a weighted average interest rate of 1.55%. The maximum loan balance outstanding during the year was $39,250,000. At July 31, 2016, the Fund did not have an outstanding loan balance.

44

Note 8. Reorganization

On June 5, 2015, shareholders of the Prudential Small Cap Value Fund (the “merged fund”) approved the reorganization of the merged fund into the Target Small Capitalization Value Portfolio. The Target Small Capitalization Value Portfolio was renamed as the Prudential QMA Small-Cap Value Fund (the “Fund”). As a result of the reorganization, the assets and liabilities of the merged fund were exchanged for shares of the Fund and the shareholders of the merged fund are now shareholders of the Fund. The reorganization took place on June 19, 2015. On such date, the merged fund had total investments cost and value of $180,344,203 and $209,972,145, respectively, representing the principal assets acquired by the acquiring Fund.

The purpose of the transaction was to combine two Funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 19, 2015:

Merged Fund		Acquiring Fund
Prudential Small Cap Value Fund		Prudential QMA Small-Cap Value Fund (formerly known as Target Small Capitalization Value Portfolio)
Class	Shares	Class		Shares	Value
A	8,028,166	A		5,354,415	$141,142,728
B*	258,770	A		150,547	3,968,433
C	2,452,224	C		1,425,555	37,577,767
Q	493,784	Q		328,442	8,661,066
R	72,449	R		48,726	1,273,688
Z	979,452	Z	**	652,201	17,192,060

*	Class B shares of the merged fund were exchanged for Class A shares of the Fund.
**	Class Z shares were formerly known as Class T shares.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the merged fund was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund		Acquiring Fund
Prudential Small Cap Value Fund		Prudential QMA Small-Cap Value Fund (formerly known as Target Small Capitalization Value Portfolio)
Net Assets	Unrealized Appreciation	Net Assets
$209,815,742	$29,627,942	$1,903,011,805

Prudential QMA Small-Cap Value Fund	45

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on August 1, 2014, the Fund’s results of operations for the year ended July 31, 2015 were as follows:

Net Investment Income	$31,796,286	(a)
Net realized and unrealized gain on investments	81,535,396	(b)

	$113,331,682

(a)	$29,379,840 as reported in the Statement of Operations (Year Ended July 31, 2015), plus $2,040,446 Net Investment Income from the merged fund pre-merger and $376,000 of pro-forma eliminated expenses.
(b)	$64,922,571 as reported in the Statement of Operations (Year Ended July 31, 2015), plus $16,612,825 Net Realized and Unrealized Gain (Loss) on Investments from the merged fund pre-merger.

Because both the merged fund and the Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the merged fund that have been included in the Fund’s Statement of Operations since June 19, 2015.

Note 9. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

46

Financial Highlights

Class A Shares
	Year Ended July 31,		February 14, 2014(d) through July 31,
	2016	2015	2014(g)
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$25.21	$26.70	$26.26
Income (loss) from investment operations:
Net investment income (loss)	.32	.46	.09
Net realized and unrealized gain (loss) on investments	(.07)	.78	.35
Total from investment operations	.25	1.24	.44
Less Dividends and Distributions:
Dividends from net investment income	(.55)	(.19)	-
Distributions from net realized gains	(6.75)	(2.54)	-
Total dividends and distributions	(7.30)	(2.73)	-
Net asset value, end of period	$18.16	$25.21	$26.70
Total Return(a):	3.98%	4.53%	1.68%

Ratios/Supplemental Data:
Net assets, end of period (000)	$116,997	$138,855	$13
Average net assets (000)	$121,788	$16,282	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.98%	1.14%	.93%	(e)
Expenses before waivers and/or expense reimbursement	1.04%	1.20%	.98%	(e)
Net investment income (loss)	1.67%	1.76%	.74%	(e)
Portfolio turnover rate	72%	111%	42%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.
(g)	For the period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	47

Financial Highlights (continued)

Class C Shares
	Year Ended July 31, 2016	June 19, 2015(d) through July 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$25.19	$26.36
Income (loss) from investment operations:
Net investment income (loss)	.17	.02
Net realized and unrealized gain (loss) on investments	(.06)	(1.19)
Total from investment operations	.11	(1.17)
Less Dividends and Distributions:
Dividends from net investment income	(.37)	-
Distributions from net realized gains	(6.75)	-
Total dividends and distributions	(7.12)	-
Net asset value, end of period	$18.18	$25.19
Total Return(a):	3.19%	(4.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$30,257	$35,293
Average net assets (000)	$30,498	$33,702
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.73%	1.90%	(e)
Expenses before waivers and/or expense reimbursement	1.74%	1.91%	(e)
Net investment income (loss)	.92%	.75%	(e)
Portfolio turnover rate	72%	111%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

48

Class Q Shares
	Year Ended July 31, 2016	September 25, 2014(d) through July 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$25.23	$26.68
Income (loss) from investment operations:
Net investment income (loss)	.36	.36
Net realized and unrealized gain (loss) on investments	(.05)	1.01
Total from investment operations	.31	1.37
Less Dividends and Distributions:
Dividends from net investment income	(.64)	(.28)
Distributions from net realized gains	(6.75)	(2.54)
Total dividends and distributions	(7.39)	(2.82)
Net asset value, end of period	$18.15	$25.23
Total Return(a):	4.29%	5.04%

Ratios/Supplemental Data:
Net assets, end of period (000)	$231,801	$121,283
Average net assets (000)	$187,644	$36,516
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.66%	.70%	(e)
Expenses before waivers and/or expense reimbursement	.66%	.70%	(e)
Net investment income (loss)	1.96%	1.67%	(e)
Portfolio turnover rate	72%	111%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	49

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,		Nine Months Ended July 31,		Year Ended October 31,
	2016	2015	2014(f)		2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$25.00	$26.51	$27.48		$21.21	$20.17	$18.80
Income (loss) from investment operations:
Net investment income (loss)	.26	.26	.11		.20	.19	.11
Net realized and unrealized gain (loss) on investments	(.07)	.91	.98		6.87	1.65	1.35
Total from investment operations	.19	1.17	1.09		7.07	1.84	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.49)	(.14)	(.15)		(.19)	(.14)	(.09)
Distributions from net realized gains	(6.75)	(2.54)	(1.91)		(.61)	(.66)	-
Total dividends and distributions	(7.24)	(2.68)	(2.06)		(.80)	(.80)	(.09)
Net asset value, end of period	$17.95	$25.00	$26.51		$27.48	$21.21	$20.17
Total Return(a):	3.70%	4.29%	4.17%		34.55%	9.51%	7.75%

Ratios/Supplemental Data:
Net assets, end of period (000)	$152,186	$150,536	$143,655		$119,047	$84,483	$69,790
Average net assets (000)	$145,703	$152,743	$134,383		$99,668	$76,205	$63,352
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.23%	1.22%	1.18%	(d)	1.17%	1.18%	1.21%
Expenses before waivers and/or expense reimbursement	1.49%	1.48%	1.43%	(d)	1.42%	1.43%	1.46%
Net investment income (loss)	1.42%	.99%	.54%	(d)	.83%	.92%	.55%
Portfolio turnover rate	72%	111%	42%	(e)	40%	37%	44%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended July 31,		Nine Months Ended July 31,		Year Ended October 31,
	2016	2015(g)	2014(f)		2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$25.22	$26.73	$27.71		$21.39	$20.33	$18.95
Income (loss) from investment operations:
Net investment income (loss)	.37	.39	.21		.32	.29	.22
Net realized and unrealized gain (loss) on investments	(.08)	.92	1.00		6.91	1.67	1.34
Total from investment operations	.29	1.31	1.21		7.23	1.96	1.56
Less Dividends and Distributions:
Dividends from net investment income	(.62)	(.28)	(.28)		(.30)	(.24)	(.18)
Distributions from net realized gains	(6.75)	(2.54)	(1.91)		(.61)	(.66)	-
Total dividends and distributions	(7.37)	(2.82)	(2.19)		(.91)	(.90)	(.18)
Net asset value, end of period	$18.14	$25.22	$26.73		$27.71	$21.39	$20.33
Total Return(a):	4.20%	4.79%	4.60%		35.16%	10.11%	8.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$829,360	$1,077,790	$1,781,471		$1,622,779	$1,079,475	$890,245
Average net assets (000)	$811,529	$1,828,713	$1,782,968		$1,342,995	$1,000,086	$872,587
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.73%	.72%	.68%	(d)	.67%	.68%	.71%
Expenses before waivers and/or expense reimbursement	.74%	.72%	.68%	(d)	.67%	.68%	.71%
Net investment income (loss)	1.93%	1.48%	1.05%	(d)	1.32%	1.42%	1.06%
Portfolio turnover rate	72%	111%	42%	(e)	40%	37%	44%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	Class T shares were renamed Class Z shares effective June 19, 2015.

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Small-Cap Value Fund, a series of Target Portfolio Trust (formerly known as Prudential Small Cap Value Fund) (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the nine-month month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2016

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Small-Cap Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA Small-Cap Value Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA Small-Cap Value Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Small-Cap Value Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential QMA Small-Cap Value Fund is a series of The Target Portfolio Trust.

Prudential QMA Small-Cap Value Fund

Approval of Advisory Agreement (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that

Prudential QMA Small-Cap Value Fund

Approval of Advisory Agreement (continued)

potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

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•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board noted that during the first quarter of 2015, the Fund implemented new investment policies and investment strategies and appointed a new subadviser to replace the Fund’s former subadvisers. As a result, the Fund’s performance prior to that date did not reflect the current management of the Fund.

•

The Board and PI agreed to continue the Fund’s existing waiver of up to 0.01% to the extent that the Fund’s annual operating expenses and acquired fund fees and expenses exceed 0.68% (exclusive of 12b-1 and certain other fees) through November 30, 2016.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Small-Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Small-Cap Value Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA SMALL-CAP VALUE FUND

SHARE CLASS	A	C	Q	R	Z
NASDAQ	TSVAX	TRACX	TSVQX	TSVRX	TASVX
CUSIP	875921785	875921710	875921777	875921843	875921306

MF232E    0296701-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Core Bond Fund

ANNUAL REPORT	JULY 31, 2016

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Objective: Total return

Highlights

PRUDENTIAL CORE BOND FUND

•

Security selection among investment-grade corporate bonds, non-agency mortgage-backed securities, and collateralized loan obligations added to performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Within corporate bonds, the Fund benefited from its positioning in the health care & pharmaceutical, foreign non-corporate, and electric & water sectors.

•	Security selection among US Treasury securities was negative during the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at prudentialfunds.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Core Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Core Bond Fund

September 15, 2016

Prudential Core Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.02	N/A	N/A	5.96 (2/17/15)
Class C	5.13	N/A	N/A	4.81 (2/17/15)
Class Q	6.32	N/A	N/A	6.38 (2/17/15)
Class R	5.81	N/A	N/A	5.64 (2/17/15)
Class Z*	6.32	14.76	70.59	—
Barclays US Aggregate Bond Index	5.94	19.15	63.80	—
Lipper Core Bond Funds Average	5.23	18.40	57.17	—

Average Annual Total Returns (With Sales Charges) as of 6/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.99	N/A	N/A	0.23 (2/17/15)
Class C	3.97	N/A	N/A	2.96 (2/17/15)
Class Q	6.05	N/A	N/A	3.94 (2/17/15)
Class R	5.55	N/A	N/A	3.44 (2/17/15)
Class Z*	6.06	2.92	5.52	—
Barclays US Aggregate Bond Index	6.00	3.76	5.13	—
Lipper Core Bond Funds Average	4.95	3.57	4.65	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	1.25	N/A	N/A	0.82 (2/17/15)
Class C	4.13	N/A	N/A	3.29 (2/17/15)
Class Q	6.32	N/A	N/A	4.35 (2/17/15)
Class R	5.81	N/A	N/A	3.84 (2/17/15)
Class Z*	6.32	2.79	5.49	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Core Bond Fund (Class Z) with a similar investment in the Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2006) and the account values at the end of the current fiscal period (July 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Prudential Core Bond Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees	.25%	1%	None	.75% (.50% currently)	None

Benchmark Definitions

Barclays US Aggregate Bond Index—The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US government and its agencies and by corporations with between one and 10 years remaining maturity. It gives a broad indication of how bond prices of short- and intermediate-term bonds have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 7/31/16 is 5.36% for Class A, C, Q, and R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 6/30/16 is 3.51% for Class A, C, Q, and R shares.

Lipper Core Bond Funds Average—Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The cumulative total return for the Average measured from the month-end closest to the inception date through 7/31/16 is 4.44% for Class A, C, Q, and R shares. The average annual total return for the Average measured from the month-end closest to the inception date through 6/30/16 is 2.69% for Class A, C, Q, and R shares.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 7/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield** (%)	SEC 30-Day Unsubsidized Yield*** (%)
Class A	0.23	1.41	1.41
Class C	0.16	0.69	0.69
Class Q	0.26	1.67	1.68
Class R	0.22	1.19	0.87
Class Z*	0.26	1.67	1.66

*Class Z shares are available to institutional investors through certain retirement, mutual fund wrap, and asset allocation programs, and to institutions at an investment minimum of $5,000,000. Performance by share class may vary. Other share classes, which contain either a sales load or a contingent deferred sales charge, are also available. These expenses could lower total fund return. Please see the prospectus for additional information about fees, expenses, and investor eligibility requirements.

**SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

***SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 7/31/16 (%)
AAA	54.9
AA	5.3
A	19.3
BBB	16.6
BB	0.5
Not Rated	2.2
Cash/Cash Equivalents	1.3
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Core Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Core Bond Fund’s Class Z shares returned 6.32% for the 12-month reporting period that ended July 31, 2016, outperforming the 5.94% gain of the Barclays US Aggregate Bond Index (the Index) and the 5.23% gain of the Lipper Core Bond Funds Average.

What were market conditions?

•

As the period began, the stresses that had been building ahead of a potential Federal Reserve (Fed) rate hike drove widespread risk aversion. Some of the “risk off” moves were due to existing trends, such as the strengthening US dollar, widening credit spreads (yield differentials versus government bonds of comparable maturity), falling commodity prices, and weakness in emerging markets stock and local bond markets.

•

In the fourth quarter of 2015, the bond markets reflected investor uncertainty about weaker global economic growth, the Fed’s rate hiking schedule, record new issuance, and steep declines in energy and commodity prices. In December, the Fed raised the target federal funds rate for the first time in nearly 10 years and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016 although its forecasts for US economic growth, inflation, and unemployment were little changed from December. (A dovish tone tends to imply lower interest rates.)

•

In the second quarter and through the end of the reporting period, fears about the global economy receded in the face of considerable stimulus by global central banks, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. The Fed left short-term rates unchanged, with some policy makers suggesting there would be just a single rate hike in 2016.

What worked?

•	The Fund’s overweight in investment-grade corporate bonds and commercial mortgage-backed securities added value.

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•

Security selection among investment-grade corporate bonds, non-agency mortgage-backed securities, and collateralized loan obligations added to performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Within corporate bonds, the Fund benefited from its positioning in the health care & pharmaceutical, foreign non-corporate, and electric & water sectors.

•

In individual security selection, Fund performance was bolstered by an underweight relative to the Index in the quasi-sovereign corporate bonds of Brazilian energy company Petrobras. (Quasi-sovereign corporate bonds are issued by corporations that have government backing.) The Fund was also helped by its overweight positions in telecommunication services company Verizon Communications and tobacco company Philip Morris International.

•

During the period, the Fund’s duration and yield curve strategies contributed positively to results. More specifically, the Fund’s modestly long duration position added to performance as interest rates fell. (Duration is a measure of the sensitivity of a bond portfolio or individual debt securities to changes in interest rates.) In addition, the Fund was positioned to benefit from a flatter yield curve, which enhanced results as longer-term yields fell more than shorter-term yields during the period.

What didn’t work?

•	Security selection among US Treasury securities was negative during the period.

•	The Fund’s underweight to the emerging markets sector dampened relative returns.

•	Within investment-grade corporates, positioning in the midstream energy and life insurance sectors detracted from performance.

•

In particular, overweight positions in upstream energy company Anadarko Petroleum and midstream energy company Williams Companies hurt performance. An overweight in life insurance company Lincoln National also detracted from returns.

Did the Fund use derivatives and how did they affect performance?

•	Derivatives were used in the portfolio during the period to manage interest rate and credit risk in the US and non-US markets.

•	The Fund’s exposure to derivatives was a detractor from performance versus the Index.

Current outlook

•

Prudential Fixed Income, a PGIM business, maintains a positive view of fundamentals in the credit sectors of the fixed income market and the Fund remains overweight in spread sectors, including investment-grade corporates, CMBS, and ABS.

Prudential Core Bond Fund	9

Strategy and Performance Overview (continued)

•

Midway through second-quarter earnings releases, the view remained favorable on the investment-grade corporate bond market headed into August. Although oil prices have retraced and Brexit’s impact on growth could weigh on the markets, recent US economic data have been positive, second-quarter earnings have generally surprised to the upside, and global monetary policies continue to be supportive for corporate bonds, especially the European Central Bank’s and Bank of England’s bond purchase programs. In financials, US money center banks are favored as regulation significantly reduces credit risk. Within industrials, an overweight position is still favored on autos and chemicals, as are select pharmaceutical names after potential mergers and acquisitions (M&A) “events.” Furthermore, the focus is on US-centric bond issuers over multinationals or exporters that are vulnerable to a strong US dollar and lower global growth. The two main risks in the corporate market are financial instability in China and the Fed potentially raising interest rates ahead of market expectations due to US economic stabilization.

•

Within commercial mortgage-backed securities (CMBS), value is in high-quality securities. Housing also remains a strong part of the economy and has room to improve further, which bodes well for fundamentals going forward. House price appreciation was about 5% over the last year. All things considered, Prudential Fixed Income continues to hold non-agency residential mortgage-backed securities (RMBS) with the expectation of earning interest rather than excess return from spread tightening.

•

Prudential Fixed Income continues to believe AAA CLO bonds (L+150-170) to be one of the most attractive investments in the fixed income sector. With credit enhancement of 35% or more, and diversification by corporate sector, AAA CLOs have robust protections to the recent credit concerns in the energy, commodity, and retail sectors.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2016, at the beginning of the period, and held through the six-month period ended July 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Core Bond Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Core Bond Fund		Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,052.00	0.70%	$3.24
	Hypothetical	$1,000.00	$1,021.38	0.70%	$3.52
Class C	Actual	$1,000.00	$1,048.10	1.45%	$6.69
	Hypothetical	$1,000.00	$1,017.65	1.45%	$7.27
Class Q	Actual	$1,000.00	$1,053.40	0.45%	$2.08
	Hypothetical	$1,000.00	$1,022.63	0.45%	$2.26
Class R	Actual	$1,000.00	$1,050.90	0.95%	$4.39
	Hypothetical	$1,000.00	$1,020.14	0.95%	$4.77
Class Z	Actual	$1,000.00	$1,053.40	0.45%	$2.30
	Hypothetical	$1,000.00	$1,022.63	0.45%	$2.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2016, and divided by 366 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended July 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.90	0.70
C	1.69	1.45
Q	0.67	0.45
R	1.52	0.95
Z	0.75	0.45

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Core Bond Fund	13

Portfolio of Investments

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 97.9%

ASSET-BACKED SECURITIES 11.3%

Collateralized Loan Obligations 5.5%
Apidos CLO IX (Cayman Islands), Series 2012-9AR, Class AR, 144A	1.980	%(a)	07/15/23	250	$248,547
ARES CLO Ltd. (Cayman Islands), Series 2012-2A, Class AR, 144A	1.957	(a)	10/12/23	250	248,956
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	2.229	(a)	04/18/27	250	248,424
Avery Point VI CLO Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.083	(a)	08/05/27	250	248,193
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.209	(a)	04/18/27	250	247,974
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	2.209	(a)	07/18/27	500	499,787
Catamaran CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.252	(a)	04/22/27	250	248,314
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.079	(a)	01/17/26	250	247,971
Gramercy Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1R, 144A	1.979	(a)	07/17/23	250	249,264
Highbridge Loan Management Ltd. (Cayman Islands), Series 6A-2015, Class A, 144A	2.083	(a)	05/05/27	250	248,400
ICG US CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.846	(a)	04/20/26	200	196,432
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.220	(a)	04/15/27	250	248,218
KVK CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.216	(a)	05/20/27	250	248,418
Madison Park Funding X Ltd. (Cayman Islands),
Series 2012-10A, Class A1A, 144A	2.066	(a)	01/20/25	250	249,260
Madison Park Funding XI Ltd. (Cayman Islands),
Series 2013-11A, Class A1A, 144A	1.995	(a)	10/23/25	750	745,593
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 144A	2.140	(a)	07/15/27	250	247,174
Ocean Trails CLO VI (Cayman Islands), Series 2016-6A, Class A2A, 144A	2.442	(a)	07/15/28	250	249,530
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	2.154	(a)	05/21/27	500	495,906
Shackleton VI CLO (Cayman Islands), Series 2014-6A, Class A1, 144A	2.159	(a)	07/17/26	250	247,928
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.130	(a)	10/15/26	248	245,292

See Notes to Financial Statements.

Prudential Core Bond Fund	15

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sound Point CLO XII Ltd. (Cayman Islands), Series 2016-2A, Class A, 144A	2.138	%(g)	10/20/28	250	$249,511
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.032	(a)	11/07/25	250	249,863

					6,408,955

Non-Residential Mortgage-Backed Securities 2.0%
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-1A, Class A, 144A	1.920		09/20/19	600	600,246
Series 2015-2A, Class A, 144A	2.630		12/20/21	400	405,616
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740		02/22/22	200	199,904
Hertz Vehicle Financing LLC,
Series 2016-1A, Class A, 144A	2.320		03/25/20	200	201,112
Series 2016-4A, Class A, 144A	2.650		07/25/22	500	505,022
Onemain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040		01/15/21	100	99,963
Onemain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570		07/18/25	300	301,020

					2,312,883

Residential Mortgage-Backed Securities 3.8%
Banc of America Funding Trust,
Series 2015-R4, Class 4A1, 144A	3.500		10/27/18	369	367,212
Series 2015-R6, Class 1A1, 144A	0.643	(a)	08/25/36	429	394,681
LSTAR Securities Investment Trust,
Series 2014-1, Class NOTE, 144A^(b)	3.567	(a)	09/01/21	765	757,643
Series 2015-4, Class A1, 144A^(b)	2.467	(a)	04/01/20	302	297,036
Series 2015-5, Class A1, 144A^(b)	2.467	(a)	04/01/20	351	344,367
Series 2015-6, Class A, 144A^(b)	2.467	(a)	05/01/20	524	513,148
Series 2015-8, Class A1, 144A	2.467	(a)	08/01/20	162	159,541
Series 2015-9, Class A1, 144A	2.467	(a)	10/01/20	534	524,842
Series 2016-1, Class A1, 144A	2.467	(a)	01/01/21	256	249,868
RAAC Trust, Series 2007-SP3, Class A1	1.688	(a)	09/25/47	398	385,735
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200		10/20/30	174	174,545
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160		11/15/24	345	347,940

					4,516,558

TOTAL ASSET-BACKED SECURITIES (cost $13,236,296)					13,238,396

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES 8.5%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class AS, 144A	3.172%		05/15/49	300	$315,401
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878		02/10/48	1,100	1,148,802
Series 2016-P4, Class A3	2.646		07/10/49	500	509,570
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297		12/15/39	865	868,563
Fannie Mae-Aces, Series 2016-M7, Class AB2	2.385		09/25/26	200	203,671
FHLMC Multifamily Structured Pass-Through Certificates,
Series K029, Class A2	3.320	(a)	02/25/23	1,000	1,095,969
Series K033, Class A2	3.060	(a)	07/25/23	500	541,255
Series K036, Class A2	3.527	(a)	10/25/23	1,100	1,224,347
Series K053, Class A2	2.995		12/25/25	350	378,447
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3	3.119		05/10/50	1,000	1,061,518
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920		02/15/48	1,100	1,154,547
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A2	2.790		02/15/48	850	882,620
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A1A	5.559		10/15/48	499	499,204

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,649,399)					9,883,914

CORPORATE BONDS 34.6%

Aerospace & Defense
Harris Corp., Sr. Unsec’d. Notes	3.832		04/27/25	30	32,320

Airlines 0.5%
American Airlines 2013-2 Class A Pass-Through Trust, Pass Thru Certificates	4.950		01/15/23	232	253,759
American Airlines 2015-1 Class A Pass-Through Trust, Pass Thru Certificates	3.375		05/01/27	100	103,731
Delta Air Lines 2009-1 Class A Pass-Through Trust, Series A, Pass Thru Certificates	7.750		12/17/19	213	243,195

					600,685

Auto Manufacturers 2.2%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.250		03/02/20	295	301,475
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375		01/16/18	1,350	1,365,807

See Notes to Financial Statements.

Prudential Core Bond Fund	17

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Financial Co., Inc.,
Gtd. Notes	3.150%	01/15/20	550	$559,411
Gtd. Notes	3.450	04/10/22	180	183,624
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A	2.150	02/26/20	175	177,759

				2,588,076

Banks 9.1%
Bank of America Corp.,
Sr. Unsec’d. Notes	5.625	10/14/16	510	514,907
Sr. Unsec’d. Notes	5.750	12/01/17	100	105,553
Sr. Unsec’d. Notes	6.500	08/01/16	235	235,000
Sr. Unsec’d. Notes, MTN	4.125	01/22/24	200	217,110
Sub. Notes, MTN	4.000	01/22/25	500	519,392
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375	01/12/26	200	207,092
Capital One Financial Corp., Sr. Unsec’d. Notes	3.200	02/05/25	575	585,349
Citigroup, Inc.,
Sub. Notes	4.300	11/20/26	425	445,627
Sub. Notes	4.450	09/29/27	220	230,691
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes	1.750	01/29/18	310	310,427
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	1.875	02/13/18	320	318,317
Discover Bank, Sr. Unsec’d. Notes	4.200	08/08/23	250	268,420
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.500	01/23/25	75	78,064
Sr. Unsec’d. Notes, GMTN	7.500	02/15/19	1,250	1,426,521
Sub. Notes	5.150	05/22/45	185	202,846
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.950	10/01/26	170	171,649
Sr. Unsec’d. Notes	3.125	01/23/25	315	323,656
Sr. Unsec’d. Notes	3.200	01/25/23	100	104,634
Sr. Unsec’d. Notes	3.200	06/15/26	230	237,405
Sr. Unsec’d. Notes	6.300	04/23/19	100	112,580
Sub. Notes	3.875	09/10/24	75	79,027
Sub. Notes	4.250	10/01/27	125	134,711
JPMorgan Chase Bank NA, Sub. Notes	6.000	10/01/17	700	736,657
KeyBank NA, Sr. Unsec’d. Notes	2.250	03/16/20	305	309,795
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	3.700	10/23/24	500	528,300
Sub. Notes, GMTN	4.350	09/08/26	350	372,607
MUFG Americas Holdings Corp., Sr. Unsec’d. Notes	2.250	02/10/20	335	338,546
National City Corp., Sub. Notes	6.875	05/15/19	780	881,946

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.875%	09/17/18	200	$201,938
North American Development Bank, Sr. Unsec’d. Notes	4.375	02/11/20	100	109,382
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450	01/16/20	250	255,646

				10,563,795

Beverages 0.2%
Anheuser-Busch InBev Finance Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	50	60,906
Gtd. Notes	4.700	02/01/36	180	208,642

				269,548

Biotechnology 0.3%
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663	06/15/51	185	198,938
Celgene Corp., Sr. Unsec’d. Notes	3.250	08/15/22	125	131,148

				330,086

Chemicals 1.6%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125	03/15/35	40	39,548
CF Industries, Inc., Gtd. Notes	6.875	05/01/18	350	379,249
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125	11/15/21	520	571,184
Eastman Chemical Co., Sr. Unsec’d. Notes	2.700	01/15/20	550	567,487
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750	04/15/24	310	370,870

				1,928,338

Commercial Services 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $74,136; purchased 02/10/15)(b)(c)	4.500	02/15/45	75	81,896

Computers 0.5%
Apple, Inc., Sr. Unsec’d. Notes	3.450	02/09/45	85	80,537
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A	3.480	06/01/19	75	77,147
Sr. Sec’d. Notes, 144A	4.420	06/15/21	65	67,921
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A	2.450	10/05/17	305	308,701
Sr. Unsec’d. Notes, 144A	2.850	10/05/18	55	56,293

				590,599

Diversified Financial Services 0.5%
Synchrony Financial, Sr. Unsec’d. Notes	2.700	02/03/20	600	607,700

See Notes to Financial Statements.

Prudential Core Bond Fund	19

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric 1.8%
Alabama Power Co., Sr. Unsec’d. Notes	2.800%	04/01/25	75	$78,746
Commonwealth Edison Co., 1st Mortgage	3.700	03/01/45	40	42,284
Emera US Finance LP (Canada), Gtd. Notes, 144A	3.550	06/15/26	75	78,731
Entergy Corp., Sr. Unsec’d. Notes	5.125	09/15/20	250	275,153
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	2.950	04/01/25	60	63,164
PECO Energy Co., 1st Ref. Mort.	4.800	10/15/43	120	150,329
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.300	05/01/18	1,300	1,393,974
Union Electric Co., Sr. Sec’d. Notes	3.650	04/15/45	50	52,971

				2,135,352

Food 0.6%
JM Smucker Co. (The), Gtd. Notes	3.000	03/15/22	115	121,291
Kraft Heinz Foods Co.,
Gtd. Notes, 144A	3.000	06/01/26	110	112,468
Gtd. Notes, 144A	4.375	06/01/46	35	38,076
Gtd. Notes, 144A	5.000	07/15/35	75	88,926
Kroger Co. (The), Sr. Unsec’d. Notes	3.300	01/15/21	285	304,668

				665,429

Forest Products & Paper 0.4%
Georgia-Pacific LLC, Sr. Unsec’d. Notes, 144A (original cost $223,368; purchased 02/11/15)(b)(c)	3.600	03/01/25	220	237,229
International Paper Co., Sr. Unsec’d. Notes	4.800	06/15/44	170	184,301

				421,530

Gas 0.1%
Sempra Energy, Sr. Unsec’d. Notes	2.400	03/15/20	135	137,846

Healthcare - Products 1.0%
Becton, Dickinson and Co., Sr. Unsec’d. Notes	4.685	12/15/44	160	186,858
Medtronic, Inc.,
Gtd. Notes	3.500	03/15/25	140	153,314
Gtd. Notes	4.375	03/15/35	328	377,737
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.000	09/15/18	395	401,653

				1,119,562

Healthcare - Services 2.5%
Aetna, Inc.,
Sr. Unsec’d. Notes	3.200	06/15/26	120	123,022

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare - Services (cont’d.)
Aetna, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.500%	11/15/24	100	$106,899
Sr. Unsec’d. Notes	6.750	12/15/37	170	236,331
Anthem, Inc., Sr. Unsec’d. Notes	7.000	02/15/19	310	350,792
Cigna Corp., Sr. Unsec’d. Notes	3.250	04/15/25	270	281,517
HCA, Inc., Sr. Sec’d. Notes	3.750	03/15/19	700	726,250
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.625	11/15/20	260	284,073
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.200	07/01/55	75	86,588
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45	40	44,376
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	190	199,350
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350	09/30/24	410	448,197

				2,887,395

Housewares 0.2%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.875	12/01/19	240	246,906
Sr. Unsec’d. Notes	4.200	04/01/26	35	38,238

				285,144

Insurance 2.0%
American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44	260	263,685
Arch Capital Group US, Inc., Gtd. Notes	5.144	11/01/43	100	112,632
Chubb INA Holdings, Inc., Gtd. Notes	3.150	03/15/25	95	101,140
Lincoln National Corp., Sr. Unsec’d. Notes	6.300	10/09/37	210	255,594
Markel Corp., Sr. Unsec’d. Notes	3.625	03/30/23	400	414,944
MetLife, Inc., Series D, Sr. Unsec’d. Notes	4.368	09/15/23	80	89,125
New York Life Global Funding, Sec’d. Notes, 144A	1.950	02/11/20	405	410,729
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	120	156,665
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43	140	146,400
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700	01/26/45	140	149,243
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44	120	137,445
TIAA Asset Management Finance Co. LLC, Sr. Unsec’d. Notes, 144A (original cost $152,774; purchased 02/12/15)(b)(c)	2.950	11/01/19	150	153,918

				2,391,520

See Notes to Financial Statements.

Prudential Core Bond Fund	21

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Lodging 0.4%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000%	03/01/19	250	$258,533
Sr. Unsec’d. Notes	3.125	06/15/26	250	255,121

				513,654

Machinery - Diversified 0.3%
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes	2.050	03/01/20	270	274,706
Sr. Unsec’d. Notes	2.875	03/01/25	115	120,432

				395,138

Media 0.8%
21st Century Fox America, Inc., Gtd. Notes	4.500	02/15/21	410	458,376
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes, 144A	6.384	10/23/35	80	94,146
Sr. Sec’d. Notes, 144A	6.484	10/23/45	95	113,975
Sr. Sec’d. Notes, 144A	6.834	10/23/55	25	31,260
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375	07/28/17	200	207,400

				905,157

Mining 0.1%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250	04/01/42	50	54,168
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875	04/23/45	90	89,506

				143,674

Miscellaneous Manufacturing 0.2%
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550	11/01/24	170	181,125

Office & Business Equipment 0.1%
Xerox Corp., Sr. Unsec’d. Notes	2.750	09/01/20	165	162,641

Oil & Gas 1.6%
Apache Corp., Sr. Unsec’d. Notes	5.100	09/01/40	175	178,021
Chevron Corp., Sr. Unsec’d. Notes	1.961	03/03/20	125	127,995
Devon Financing Corp. LLC, Gtd. Notes	7.875	09/30/31	250	295,921
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25	190	200,967
Kerr-McGee Corp., Gtd. Notes	7.875	09/15/31	250	294,831
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050	11/15/44	150	148,777

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	280	$298,200
Gtd. Notes	6.500	06/02/41	90	90,135
Sinopec Group Overseas Development Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	200	203,588

				1,838,435

Pharmaceuticals 1.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25	105	111,347
Sr. Unsec’d. Notes	4.500	05/14/35	175	188,709
Actavis Funding SCS,
Gtd. Notes	3.800	03/15/25	90	95,642
Gtd. Notes	4.550	03/15/35	225	242,232
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250	03/01/25	55	58,335
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.000	10/08/21	555	580,560
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	4.600	06/01/44	70	76,305
Merck & Co., Inc., Sr. Unsec’d. Notes	3.700	02/10/45	190	202,562
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes	3.150	10/01/26	45	45,986
Gtd. Notes	4.100	10/01/46	15	15,445

				1,617,123

Pipelines 1.9%
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A	4.750	09/30/21	50	47,875
Sr. Unsec’d. Notes, 144A	5.350	03/15/20	150	150,750
Enterprise Products Operating LLC, Series N, Gtd. Notes	6.500	01/31/19	420	469,282
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/20	600	648,671
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	03/15/45	275	270,834
MPLX LP, Sr. Unsec’d. Notes	4.000	02/15/25	130	125,744
Phillips 66 Partners LP, Sr. Unsec’d. Notes	2.646	02/15/20	225	225,524
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	6.125	01/15/17	250	254,794

				2,193,474

Real Estate Investment Trusts (REITs) 0.8%
Camden Property Trust, Sr. Unsec’d. Notes	4.625	06/15/21	200	220,020

See Notes to Financial Statements.

Prudential Core Bond Fund	23

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
HCP, Inc., Sr. Unsec’d. Notes	4.000%	06/01/25	300	$306,781
Realty Income Corp., Sr. Unsec’d. Notes	6.750	08/15/19	240	274,822
Select Income REIT, Sr. Unsec’d. Notes	2.850	02/01/18	135	135,910

				937,533

Retail 0.5%
AutoZone, Inc., Sr. Unsec’d. Notes	3.250	04/15/25	240	251,430
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45	45	57,234
Sr. Unsec’d. Notes	5.300	12/05/43	150	191,574
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	6.300	10/15/37	30	41,117

				541,355

Software 0.4%
Microsoft Corp.,
Sr. Unsec’d. Notes	2.375	02/12/22	290	300,427
Sr. Unsec’d. Notes	3.125	11/03/25	125	134,123

				434,550

Telecommunications 1.4%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400	05/15/25	530	548,676
Sr. Unsec’d. Notes	4.500	05/15/35	60	63,337
Sr. Unsec’d. Notes	4.750	05/15/46	75	79,421
Telstra Corp. Ltd. (Australia), Gtd. Notes, 144A	3.125	04/07/25	90	95,232
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	09/15/20	100	111,202
Sr. Unsec’d. Notes	4.672	03/15/55	675	701,082

				1,598,950

Transportation 0.8%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.900	08/01/46	270	298,062
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	5.550	03/01/19	250	277,362
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	7.250	05/15/19	250	287,190
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	110	112,269

				974,883

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Trucking & Leasing 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $304,908; purchased 02/05/15)(b)(c)	3.050%	01/09/20	300	$305,566

TOTAL CORPORATE BONDS (cost $39,280,337)				40,380,079

FOREIGN GOVERNMENT BONDS 1.4%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125	08/03/19	200	200,336
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375	07/12/21	200	214,500
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625	03/29/41	170	252,430
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875	05/05/21	250	274,463
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750	03/16/25	200	212,500
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23	100	104,250
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	6.125	01/22/44	50	64,315
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20	250	276,819

TOTAL FOREIGN GOVERNMENT BONDS (cost $1,549,516)				1,599,613

MUNICIPAL BONDS 0.9%

California 0.4%
City of Los Angeles Department of Airports, Revenue Bonds, BABs	6.582	05/15/39	300	424,464
University of California,
Revenue Bonds	3.931	05/15/45	30	32,996
Revenue Bonds	4.131	05/15/45	30	33,486

				490,946

New Jersey 0.3%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102	01/01/41	250	390,593

See Notes to Financial Statements.

Prudential Core Bond Fund	25

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Pennsylvania 0.2%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	5.511%		12/01/45	150	$203,307

TOTAL MUNICIPAL BONDS (cost $1,011,489)					1,084,846

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.6%
Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250		12/25/33	14	14,759
American Home Mortgage Investment Trust, Series 2004-4, Class 5A	2.914	(a)	02/25/45	46	45,767
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250		04/26/37	438	398,382
Bear Stearns ARM Trust, Series 2005-5, Class A2	2.510	(a)	08/25/35	156	154,976
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	6.500		04/25/33	9	9,645
Fannie Mae Connecticut Avenue Securities,
Series 2015-C01, Class 1M1(d)	1.988	(a)	02/25/25	45	44,769
Series 2015-C02, Class 1M1(d)	1.638	(a)	05/25/25	367	367,058
Series 2016-C02, Class 1M1(d)	2.638	(a)	09/25/28	107	108,933
Series 2016-C04, Class 1M1(d)	2.376	(a)	01/25/29	130	130,424
FHLMC Structured Pass-Through Securities,
Series T-59, Class 1A2	7.000		10/25/43	149	180,503
Series T-75, Class A1	0.528	(a)	12/25/36	229	227,999
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M1(d)	1.388	(a)	10/25/27	664	664,335
Series 2015-DNA3, Class M1(d)	1.838	(a)	04/25/28	207	207,044
Government National Mortgage Assoc.,
Series 2000-9, Class FG	1.082	(a)	02/16/30	29	29,399
Series 2000-9, Class FH	0.982	(a)	02/16/30	29	29,635
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	2.884	(a)	09/25/35	113	113,239
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 3A	1.467	(a)	10/25/35	97	91,289
Merrill Lynch Mortgage Investors Trust MLMI, Series 2005-A10, Class A	0.698	(a)	02/25/36	170	154,486
Sequoia Mortgage Trust, Series 10, Class 2A1	1.247	(a)	10/20/27	92	85,912
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1	0.733	(a)	07/19/35	79	70,590
Structured Asset Securities Mortgage Pass-Through Certificates, Series 2001-21A, Class 1A1	2.694	(a)	01/25/32	14	13,829

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR6, Class A	1.867	%(a)	06/25/42	145	$138,813
Series 2002-AR9, Class 1A	1.867	(a)	08/25/42	8	7,701
Series 2005-AR13, Class A1A1	0.778	(a)	10/25/45	913	849,637

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,169,876)					4,139,124

U.S. GOVERNMENT AGENCY OBLIGATIONS 30.0%
Federal Home Loan Mortgage Corp.	2.500		TBA	500	518,359
Federal Home Loan Mortgage Corp.	3.000		TBA	500	524,891
Federal Home Loan Mortgage Corp.	3.000		TBA	500	518,750
Federal Home Loan Mortgage Corp.	3.000		07/01/43	901	937,818
Federal Home Loan Mortgage Corp.	3.500		TBA	500	526,904
Federal Home Loan Mortgage Corp.	3.500		06/01/42-05/01/45	3,086	3,265,355
Federal Home Loan Mortgage Corp.	4.000		TBA	1,000	1,070,508
Federal Home Loan Mortgage Corp.	4.000		12/01/40-01/01/41	1,178	1,262,224
Federal Home Loan Mortgage Corp.	4.500		06/01/42	358	392,501
Federal Home Loan Mortgage Corp.	5.000		08/01/40	749	831,300
Federal National Mortgage Assoc.(e)	2.500		TBA	1,500	1,553,613
Federal National Mortgage Assoc.	2.500		TBA	1,000	1,033,945
Federal National Mortgage Assoc.	2.500		05/01/30	868	900,557
Federal National Mortgage Assoc.	2.625	(a)	08/01/24	13	13,256
Federal National Mortgage Assoc.	2.701	(a)	07/01/25	5	5,186
Federal National Mortgage Assoc.	3.000		TBA	500	520,313
Federal National Mortgage Assoc.	3.000		TBA	1,500	1,557,656
Federal National Mortgage Assoc.	3.000		10/01/42-06/01/43	3,048	3,181,205
Federal National Mortgage Assoc.	3.500		TBA	500	527,416
Federal National Mortgage Assoc.	3.500		10/01/41-10/01/42	3,293	3,488,740
Federal National Mortgage Assoc.	4.000		TBA	500	535,508
Federal National Mortgage Assoc.	4.000		TBA	500	536,035
Federal National Mortgage Assoc.	4.000		09/01/44	748	801,512
Federal National Mortgage Assoc.	4.500		TBA	1,000	1,089,794
Federal National Mortgage Assoc.	4.500		TBA	1,000	1,090,458
Federal National Mortgage Assoc.	4.500		08/01/40-08/01/41	869	951,260
Federal National Mortgage Assoc.	5.000		09/01/30	77	85,112
Federal National Mortgage Assoc.	5.376	(a)	12/01/30	2	1,772
Federal National Mortgage Assoc.	6.625		11/15/30	55	84,740
Federal National Mortgage Assoc.	7.125		01/15/30	80	126,433
Government National Mortgage Assoc.	1.750	(a)	05/20/23-06/20/23	34	34,445
Government National Mortgage Assoc.	1.875	(a)	08/20/26-07/20/30	75	77,885
Government National Mortgage Assoc.	2.000	(a)	01/20/24-03/20/30	291	302,599
Government National Mortgage Assoc.	2.500	(a)	02/20/25	20	21,321

See Notes to Financial Statements.

Prudential Core Bond Fund	27

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	TBA	1,500	$1,575,469
Government National Mortgage Assoc.	3.000	TBA	1,500	1,571,982
Government National Mortgage Assoc.	3.500	TBA	1,500	1,592,139
Government National Mortgage Assoc.(e)	3.500	TBA	750	797,109
Government National Mortgage Assoc.	4.000	TBA	1,000	1,067,773
Government National Mortgage Assoc.	5.000	10/20/37	22	24,068

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $34,723,751)				34,997,911

U.S. TREASURY OBLIGATIONS 7.6%
U.S. Treasury Bonds	2.500	02/15/45-05/15/46	285	304,243
U.S. Treasury Bonds	3.000	11/15/44-11/15/45	1,015	1,193,221
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/21	995	1,028,484
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	130	147,717
U.S. Treasury Notes	0.750	07/15/19	200	199,945
U.S. Treasury Notes	1.000	03/15/18	220	221,195
U.S. Treasury Notes	1.125	06/30/21	215	215,916
U.S. Treasury Notes	1.125	07/31/21	545	547,342
U.S. Treasury Notes	1.375	08/31/20-04/30/21	285	289,716
U.S. Treasury Notes	1.625	05/15/26	115	116,721
U.S. Treasury Notes	2.125	12/31/22	4,345	4,580,243

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,730,081)				8,844,743

TOTAL LONG-TERM INVESTMENTS (cost $112,350,745)				114,168,626

			Shares
SHORT-TERM INVESTMENT 16.0%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $18,675,605) (Note 3)(f)			18,675,605	18,675,605

TOTAL INVESTMENTS 113.9% (cost $131,026,350) (Note 5)				132,844,231
Liabilities in excess of other assets(n) (13.9)%				(16,180,736)

NET ASSETS 100.0%				$116,663,495

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

See Notes to Financial Statements.

28

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

bps—Basis Points

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

USOIS—United States Overnight Federal Funds Effective Rate

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,912,194 and 1.6% of net assets.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2016.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $755,186. The aggregate value of $778,609 is approximately 0.7% of net assets.
(d)	Represents Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.
(e)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $2,250,000 is approximately 1.9% of net assets.
(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(g)	Rate shown is the effective yield at purchase date.
(n)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
33	2 Year U.S. Treasury Notes	Sep. 2016	$7,205,187	$7,227,000	$21,813
79	5 Year U.S. Treasury Notes	Sep. 2016	9,556,625	9,639,234	82,609
71	10 Year U.S. Treasury Notes	Sep. 2016	9,401,244	9,446,328	45,084
46	30 Year U.S. Ultra Treasury Bonds	Sep. 2016	8,139,619	8,764,438	624,819

					774,325

See Notes to Financial Statements.

Prudential Core Bond Fund	29

Portfolio of Investments (continued)

as of July 31, 2016

Futures contracts outstanding at July 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2016	Unrealized Appreciation (Depreciation)
	Short Positions:
33	U.S. Long Bonds	Sep. 2016	$5,360,055	$5,756,438	$(396,383)

					$377,942

Cash of $350,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at July 31, 2016.

Interest rate swap agreements outstanding at July 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
1,530	05/31/22	2.200%	3 Month LIBOR(1)	$(3,118)	$(99,548)	$(96,430)
865	05/31/22	2.217%	3 Month LIBOR(1)	—	(57,173)	(57,173)
1,490	11/30/22	1.850%	3 Month LIBOR(1)	—	(68,453)	(68,453)
600	11/30/22	1.982%	3 Month LIBOR(1)	—	(32,636)	(32,636)
100	12/31/22	1.405%	3 Month LIBOR(1)	—	(1,992)	(1,992)
100	12/31/22	1.406%	3 Month LIBOR(1)	—	(2,002)	(2,002)
100	12/31/22	1.409%	3 Month LIBOR(1)	—	(2,075)	(2,075)
100	12/31/22	1.495%	3 Month LIBOR(1)	—	(2,292)	(2,292)
395	05/31/23	1.399%	3 Month LIBOR(1)	(7,190)	(5,535)	1,655
280	08/02/23	—(2)	—(2)	—	114	114
278	08/02/23	—(3)	—(3)	8	161	153
2,515	01/08/26	2.210%	3 Month LIBOR(1)	—	(205,799)	(205,799)
315	11/15/41	1.869%	3 Month LIBOR(1)	1,201	(10,420)	(11,621)

				$(9,099)	$(487,650)	$(478,551)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate of 3 month LIBOR and receives the floating rate of 1 day USOIS plus 38.25 bps.
(3)	Fund pays the floating rate of 3 month LIBOR and receives the floating rate of 1 day USOIS plus 38.50 bps.

Cash of $520,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at July 31, 2016.

See Notes to Financial Statements.

30

Total return swap agreements outstanding at July 31, 2016:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Deutsche Bank AG	09/08/16	200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	$9,501	$—	$9,501
Deutsche Bank AG	09/08/16	200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	11,128	—	11,128
Deutsche Bank AG	09/08/16	100	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	4,233	—	4,233
Deutsche Bank AG	09/08/16	100	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	3,263	—	3,263

				$28,125	$—	$28,125

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$6,408,955	$—
Non-Residential Mortgage-Backed Securities	—	2,312,883	—
Residential Mortgage-Backed Securities	—	2,604,364	1,912,194

See Notes to Financial Statements.

Prudential Core Bond Fund	31

Portfolio of Investments (continued)

as of July 31, 2016

	Level 1	Level 2	Level 3
Commercial Mortgage-Backed Securities	$—	$9,883,914	$—
Corporate Bonds	—	40,380,079	—
Foreign Government Bonds	—	1,599,613	—
Municipal Bonds	—	1,084,846	—
Residential Mortgage-Backed Securities	—	4,139,124	—
U.S. Government Agency Obligations	—	34,997,911	—
U.S. Treasury Obligations	—	8,844,743	—
Affiliated Mutual Fund	18,675,605	—	—
Other Financial Instruments*
Futures Contracts	377,942	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(478,551)	—
OTC Total Return Swap Agreements	—	28,125	—

Total	$19,053,547	$111,806,006	$1,912,194

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities Residential Mortgage-Backed Securities	Asset-Backed Securities Non-Residential Mortgage-Backed Securities
Balance as of 07/31/2015	$—	$595,500
Accrued discount/premium	2,969	—
Realized gain (loss)	(1,724)	1,081
Change in unrealized appreciation (depreciation)**	(21,121)	4,473
Purchases	183,824	—
Sales/Paydowns	(1,125,281)	(601,054)
Transfers into Level 3	2,873,527	—

Balance as of 07/31/2016	$1,912,194	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $(21,120) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of July 31, 2016	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities Residential Mortgage-Backed Securities	$1,912,194	Market Approach	Single Broker Indicative Quote

See Notes to Financial Statements.

32

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities Residential Mortgage-Backed Securities	$415,064	L2 to L3	Evaluated Bid to Single Broker Indicative Quote
Residential Mortgage-Backed Securities	$2,458,463	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2016 were as follows (unaudited):

U.S. Government Agency Obligations	30.0%
Affiliated Mutual Fund	16.0
Banks	9.1
Commercial Mortgage-Backed Securities	8.5
U.S. Treasury Obligations	7.6
Residential Mortgage-Backed Securities	7.4
Collateralized Loan Obligations	5.5
Healthcare-Services	2.5
Auto Manufacturers	2.2
Insurance	2.0
Non-Residential Mortgage-Backed Securities	2.0
Pipelines	1.9
Electric	1.8
Chemicals	1.6
Oil & Gas	1.6
Pharmaceuticals	1.4
Foreign Government Bonds	1.4
Telecommunications	1.4
Healthcare-Products	1.0
Municipal Bonds	0.9
Transportation	0.8
Real Estate Investment Trusts (REITs)	0.8
Media	0.8
Food	0.6%
Diversified Financial Services	0.5
Airlines	0.5
Computers	0.5
Retail	0.5
Lodging	0.4
Software	0.4
Forest Products & Paper	0.4
Machinery-Diversified	0.3
Biotechnology	0.3
Trucking & Leasing	0.3
Housewares	0.2
Beverages	0.2
Miscellaneous Manufacturing	0.2
Office & Business Equipment	0.1
Mining	0.1
Gas	0.1
Commercial Services	0.1

113.9
Liabilities in excess of other assets	(13.9)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Core Bond Fund	33

Portfolio of Investments (continued)

as of July 31, 2016

Fair values of derivative instruments as of July 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$774,325	*	Due from/to broker— variation margin futures	$396,383	*
Interest rate contracts	Due from/to broker—variation margin swaps	1,922	*	Due from/to broker— variation margin swaps	480,473	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	28,125		—	—

Total		$804,372			$876,856

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward Rate Agreements	Total
Interest rate contracts	$1,147,368	$(244,817)	$(5,560)	$896,991

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$202,705	$(359,042)	$(156,337)

For the year ended July 31, 2016, the Fund’s average volume of derivative activities are as follows:

Futures Contracts—Long Positions(1)	Futures Contracts—Short Positions(1)	Interest Rate Swap Agreements(2)	Total Return Swaps Agreements(2)	Forward Rate Agreements(2)
$34,440,954	$6,928,417	$10,528	$440	$600

(1)	Value at Trade Date.
(2)	Notional Amount in USD (000).

See Notes to Financial Statements.

34

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Deutsche Bank AG	$28,125	$—	$—	$28,125

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Deutsche Bank AG	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

Prudential Core Bond Fund	35

Statement of Assets & Liabilities

as of July 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $112,350,745)	$114,168,626
Affiliated investments (cost $18,675,605)	18,675,605
Deposit with broker for futures and centrally cleared swaps	870,000
Receivable for investments sold	12,932,867
Receivable for Fund shares sold	2,562,532
Dividends and interest receivable	601,653
Due from broker—variation margin futures	96,844
Unrealized appreciation on OTC swap agreements	28,125

Total assets	149,936,252

Liabilities
Payable for investments purchased	32,189,940
Payable for Fund shares reacquired	879,380
Accrued expenses and other liabilities	130,335
Due to broker—variation margin swaps	32,630
Management fee payable	29,834
Dividends payable	5,215
Distribution fee payable	3,666
Deferred trustees’ fees	1,431
Affiliated transfer agent fee payable	326

Total liabilities	33,272,757

Net Assets	$116,663,495

Net assets were comprised of:
Shares of beneficial interest, at par	$11,405
Paid-in capital in excess of par	117,042,815

117,054,220
Distributions in excess of net investment income	(6,646)
Accumulated net realized loss on investment transactions	(1,910,499)
Net unrealized appreciation on investments	1,526,420

Net assets, July 31, 2016	$116,663,495

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share, ($17,437,420 ÷ 1,705,382 shares of beneficial interest issued and outstanding)	$10.22
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price to public	$10.70

Class C
Net asset value, offering price and redemption price per share, ($2,226,428 ÷ 217,544 shares of beneficial interest issued and outstanding)	$10.23

Class Q
Net asset value, offering price and redemption price per share, ($10,634 ÷ 1,040 shares of beneficial interest issued and outstanding)	$10.23

Class R
Net asset value, offering price and redemption price per share, ($10,560 ÷ 1,032.6 shares of beneficial interest issued and outstanding)	$10.23

Class Z
Net asset value, offering price and redemption price per share, ($96,978,453 ÷ 9,479,521 shares of beneficial interest issued and outstanding)	$10.23

See Notes to Financial Statements.

Prudential Core Bond Fund	37

Statement of Operations

Year Ended July 31, 2016

Net Investment Income (Loss)
Income
Interest income	$2,505,145
Affiliated dividend income	35,882

Total income	2,541,027

Expenses
Management fee	342,338
Distribution fee—Class A	7,622
Distribution fee—Class C	8,804
Distribution fee—Class R	76
Custodian and accounting fees	107,000
Registration fees	87,000
Audit fee	62,000
Transfer agent’s fees and expenses (including affiliated expense of $1,800)	57,000
Shareholders’ reports	33,000
Legal fees and expenses	19,000
Trustees’ fees	11,000
Insurance expenses	1,000
Miscellaneous	8,068

Total expenses	743,908
Less: Management fee waiver and/or expense reimbursement	(287,432)
Distribution fee waiver—Class R	(26)

Net expenses	456,450

Net investment income (loss)	2,084,577

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	133,849
Futures transactions	1,147,368
Forward rate agreement transactions	(5,560)
Swap agreements transactions	(244,817)

1,030,840

Net change in unrealized appreciation (depreciation) on:
Investments	3,002,480
Futures	202,705
Swap agreements	(359,042)

2,846,143

Net gain (loss) on investment transactions	3,876,983

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,961,560

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,084,577	$2,156,242
Net realized gain (loss) on investment transactions	1,030,840	1,238,455
Net change in unrealized appreciation (depreciation) on investments	2,846,143	(3,340,630)

Net increase (decrease) in net assets resulting from operations	5,961,560	54,067

Dividends from net investment income (Note 1)
Class A	(61,731)	(905)
Class C	(12,300)	(116)
Class Q	(236)	(117)
Class R	(192)	(95)
Class Z	(2,176,455)	(2,834,106)

	(2,250,914)	(2,835,339)

Tax return of capital distributions
Class A	(8,869)	—
Class C	(1,767)	—
Class Q	(34)	—
Class R	(28)	—
Class Z	(312,700)	—

	(323,398)	—

Fund share transactions (Note 6)
Net proceeds from shares sold	36,654,523	16,538,275
Net asset value of shares issued in reinvestment of dividends and distributions	2,524,586	2,790,095
Cost of shares reacquired	(29,913,657)	(36,594,232)

Net increase (decrease) in net assets from Fund share transactions	9,265,452	(17,265,862)

Total increase (decrease)	12,652,700	(20,047,134)

Net Assets:
Beginning of year	104,010,795	124,057,929

End of year	$116,663,495	$104,010,795

See Notes to Financial Statements.

Prudential Core Bond Fund	39

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four series: Prudential Corporate Bond Fund (formerly known as the Target Mortgage-Backed Securities Portfolio), Prudential Core Bond Fund, Target International Equity Portfolio and Prudential QMA Small-Cap Value Fund (formerly known as Target Small Capitalization Value Portfolio). These financial statements relate to Prudential Core Bond Fund (the “Fund”). Prior to February 17, 2015, the Fund was known as the Target Intermediate-Term Bond Portfolio. The Fund adopted its current name effective February 17, 2015. The financial statements of the other series are not presented herein.

The Fund’s investment objective is total return.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

40

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Prudential Core Bond Fund	41

Notes to Financial Statements (continued)

Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of their principal if the underlying mortgages experience credit defaults.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures transactions.

The Fund may invest in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

42

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any

Prudential Core Bond Fund	43

Notes to Financial Statements (continued)

unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options: The Fund may purchase and write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions. The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the option contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into

44

forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Short Sales: The Fund may engage in short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain (loss) on short sales. The Fund maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.

Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund may be subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The Fund may use interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the

Prudential Core Bond Fund	45

Notes to Financial Statements (continued)

right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices

46

and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a

Prudential Core Bond Fund	47

Notes to Financial Statements (continued)

specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the Fund may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

48

calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. The Trust’s expenses are allocated to the respective series on the basis of relative net assets except for expenses that are charged directly at the Fund or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class), and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated gain (loss) and paid-in-capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has entered into management agreement with PI on behalf of the Fund. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Through September 30, 2015, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .35% of the Fund’s average daily net assets. Effective

Prudential Core Bond Fund	49

Notes to Financial Statements (continued)

October 1, 2015, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .35% of the Fund’s average daily net assets up to $10 billion and .34% of such assets in excess of $10 billion.

Effective July 1, 2016, PI has contractually agreed through November 30, 2017 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses) of each class of shares of the Fund to .45% of the Fund’s average daily net assets. In addition, PI has contractually agreed through November 30, 2017 to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses) of each class of shares of the Fund to .40% of the Fund’s average daily net assets. Prior to July 1, 2016, PI had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses) of each class of shares of the Funds to .45% of the Fund’s average daily net assets. The effective management fee rate before any waivers and/or expense reimbursements was .35% for the year ended July 31, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .06%.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Class A, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Fund’s Class A, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1% and .75% of the average daily net assets of the Class A, C and R shares. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through November 30, 2017.

PIMS has advised the Fund that it has received $232,938 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2016, it received $729 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

50

PI, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended July 31, 2016, aggregated $193,429,078 and $192,336,152 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment transactions. For the tax period ended July 31, 2016, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment transactions by $422,674 due to reclassification of paydown gains (losses), certain transactions involving foreign currencies, swaps, differences in the tax treatment of premium amortization and other book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax period ended July 31, 2016 were $1,690,029 of ordinary income and $201,122 of tax return of capital. The tax character of

Prudential Core Bond Fund	51

Notes to Financial Statements (continued)

distributions paid during the tax year ended October 31, 2015 were $2,716,475 of ordinary income and $122,276 of tax return of capital.

As of the tax period ended July 31, 2016, the Fund had no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2016 were as follows:

Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$131,629,421	$1,596,862	$(382,052)	$1,214,810	$(655,300)	$559,510

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributable to swaps, futures and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of the tax period ended July 31, 2016 of approximately $944,000 which can be carried forward for an unlimited period. The Fund utilized approximately $1,012,000 of its capital loss carryforward to offset net taxable capital gains realized in the tax period ended July 31, 2016. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on sales of

52

shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of July 31, 2016, Prudential owned 1,025 Class C shares, 1,040 Class Q shares and 1,033 Class R shares of the Fund. In addition, four shareholders of record held 91% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2016:
Shares sold	1,810,605	$18,240,194
Shares issued in reinvestment of dividends and distributions	6,927	69,594
Shares reacquired†	(132,661)	(1,303,455)

Net increase (decrease) in shares outstanding	1,684,871	$17,006,333

Period ended July 31, 2015*:
Shares sold	21,246	$210,638
Shares issued in reinvestment of dividends and distributions	80	790
Shares reacquired	(815)	(8,006)

Net increase (decrease) in shares outstanding	20,511	$203,422

Class C
Year ended July 31, 2016:
Shares sold	222,926.4	$2,217,684
Shares issued in reinvestment of dividends and distributions	1,310	13,143
Shares reacquired	(13,076)	(129,464)

Net increase (decrease) in shares outstanding	211,160.4	$2,101,363

Period ended July 31, 2015*:
Shares sold	7,486	$74,139
Shares issued in reinvestment of dividends and distributions	12	116
Shares reacquired	(1,114)	(11,233)

Net increase (decrease) in shares outstanding	6,384	$63,022

Prudential Core Bond Fund	53

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended July 31, 2016:
Shares issued in reinvestment of dividends and distributions	27.2	270

Net increase (decrease) in shares outstanding	27.2	$270

Period ended July 31, 2015*:
Shares sold	1,001	$10,000
Shares issued in reinvestment of dividends and distributions	12	117

Net increase (decrease) in shares outstanding	1,013	$10,117

Class R
Year ended July 31, 2016:
Shares issued in reinvestment of dividends and distributions	22.6	220

Net increase (decrease) in shares outstanding	22.6	$220

Period ended July 31, 2015*:
Shares sold	1,001	$10,000
Shares issued in reinvestment of dividends and distributions	9	95

Net increase (decrease) in shares outstanding	1,010	$10,095

Class Z
Year ended July 31, 2016:
Shares sold	1,614,599	$16,196,645
Shares issued in reinvestment of dividends and distributions	245,827	2,441,359
Shares reacquired	(2,878,907)	(28,480,738)

Net increase (decrease) in shares outstanding	(1,018,481)	$(9,842,734)

Year ended July 31, 2015:
Shares sold	1,613,821	$16,233,498
Shares issued in reinvestment of dividends and distributions	277,996	2,788,977
Shares reacquired	(3,642,053)	(36,574,993)

Net increase (decrease) in shares outstanding	(1,750,236)	$(17,552,518)

*	Commenced operations February 17, 2015.
†	Includes affiliated redemption of 1,018 shares with a value of $9,952 for Class A shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at

54

contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2016.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Core Bond Fund	55

Financial Highlights

Class A Shares
	Year Ended July 31, 2016	February 17, 2015(g) through July 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.18	.09
Net realized and unrealized gain (loss) on investments	.39	(.09)
Total from investment operations	.57	-
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.11)
Tax return of capital distributions	(.03)	-
Total dividends and distributions	(.23)	(.11)
Net asset value, end of period	$10.22	$9.88
Total Return(a):	5.91%	(.05)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,437	$203
Average net assets (000)	$3,049	$78
Ratios to average net assets(c)(d):
Expense after waivers and/or expense reimbursement	.70%	.70%	(e)
Expense before waivers and/or expense reimbursement	.90%	1.16%	(e)
Net investment income (loss)	1.74%	1.97%	(e)
Portfolio turnover rate(h)	224%	535%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(e)	Annualized.
(f)	Not annualized.
(g)	Commencement of operations.
(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

56

Class C Shares
	Year Ended July 31, 2016	February 17, 2015(f) through July 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.89	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.11	.05
Net realized and unrealized gain (loss) on investments	.39	(.08)
Total from investment operations	.50	(.03)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.07)
Tax return of capital distributions	(.02)	-
Total dividends and distributions	(.16)	(.07)
Net asset value, end of period	$10.23	$9.89
Total Return(a):	5.13%	(.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,226	$63
Average net assets (000)	$880	$16
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.45%	1.45%	(d)
Expense before waivers and/or expense reimbursement	1.69%	1.82%	(d)
Net investment income (loss)	1.08%	1.03%	(d)
Portfolio turnover rate(g)	224%	535%	(e)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Core Bond Fund	57

Financial Highlights (continued)

Class Q Shares
	Year Ended July 31, 2016	February 17, 2015(f) through July 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.21	.09
Net realized and unrealized gain (loss) on investments	.40	(.08)
Total from investment operations	.61	.01
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.12)
Tax return of capital distributions	(.03)	-
Total dividends and distributions	(.26)	(.12)
Net asset value, end of period	$10.23	$9.88
Total Return(a):	6.32%	.06%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$10
Average net assets (000)	$10	$10
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	.45%	.45%	(d)
Expense before waivers and/or expense reimbursement	.67%	.75%	(d)
Net investment income (loss)	2.15%	2.05%	(d)
Portfolio turnover rate(g)	224%	535%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

58

Class R Shares
	Year Ended July 31, 2016	February 17, 2015(f) through July 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.16	.07
Net realized and unrealized gain (loss) on investments	.41	(.09)
Total from investment operations	.57	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.09)
Tax return of capital distributions	(.03)	-
Total dividends and distributions	(.22)	(.09)
Net assets, end of period (000)	$10.23	$9.88
Total Return(b):	5.81%	(.16)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$10
Average net assets (000)	$10	$10
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	.95%	.95%	(d)
Expense before waivers and/or expense reimbursement	1.52%	1.64%	(d)
Net investment income (loss)	1.66%	1.56%	(d)
Portfolio turnover rate(g)	224%	535%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Core Bond Fund	59

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,		Nine Months Ended July 31,		Year Ended October 31,
	2016(e)	2015(e)(g)	2014(d)		2013	2012	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.88	$10.13	$10.30		$10.85	$10.50	$10.96
Income (loss) from investment operations:
Net investment income (loss)	.21	.19	.17		.25	.27	.27
Net realized and unrealized gain (loss) on investments	.40	(.19)	(.07)		(.40)	.56	- (b)
Total from investment operations	.61	-	.10		(.15)	.83	.27
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.25)	(.21)		(.22)	(.42)	(.36)
Tax return of capital distributions	(.03)	-	-		-	-	-
Distributions from net realized gains	-	-	(.06)		(.18)	(.06)	(.37)
Total dividends and distributions	(.26)	(.25)	(.27)		(.40)	(.48)	(.73)
Net asset value, end of period	$10.23	$9.88	$10.13		$10.30	$10.85	$10.50
Total Return(a):	6.32%	(.02)%	1.01%		(1.41)%	8.13%	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$96,978	$103,725	$124,058		$131,981	$169,193	$182,371
Average net assets (000)	$93,861	$114,825	$127,349		$149,452	$177,149	$210,348
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.45%	.61%	.77%	(e)	.71%	.66%	.66%
Expenses before waivers and/or expense reimbursement	.75%	.78%	.77%	(e)	.71%	.66%	.66%
Net investment income (loss)	2.15%	1.88%	2.22%	(e)	2.33%	2.50%	2.61%
Portfolio turnover rate(f)	224%	535%	234%	(f)	193%	175%	392%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Less than $0.005 per share.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(e)	Calculated based on average shares outstanding during the period.
(f)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)	Class T shares were renamed Class Z shares effective February 17, 2015.

See Notes to Financial Statements.

60

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Prudential Core Bond Fund, a series of Target Portfolio Trust (formerly known as Target Intermediate-Term Bond Portfolio) (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the nine-month month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2016

Prudential Core Bond Fund	61

Federal Income Tax Information (unaudited)

For the tax period ended July 31, 2016, the Fund reports 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2016.

62

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Core Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Core Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Core Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential Core Bond Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its Prudential Fixed Income (“PFI”) unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Core Bond Fund is a series of The Target Portfolio Trust.

Prudential Core Bond Fund

Approval of Advisory Agreement (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, between PI and PGIM, which, through its PFI unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PFI, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser and sub-subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PFI and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PFI, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PFI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PFI’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PFI, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PFI, and PGIML. The Board noted that PFI and PGIML are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PFI, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PFI, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by the Manager to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to Prudential. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion

Prudential Core Bond Fund

Approval of Advisory Agreement (continued)

that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, PFI, and PGIML

The Board considered potential ancillary benefits that might be received by PI, PFI, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PFI and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, PFI, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Core Bond Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over all other periods.
•

The Board noted that during the first quarter of 2015, the Fund implemented new investment policies and investment strategies, changed its investment objective, and appointed a new subadviser to replace the Fund’s former subadvisers. As a result, the Fund’s past performance prior to that date did not reflect the current management of the Fund; in this regard the Board considered that it would be prudent to allow the new subadviser time to develop a performance record with the Fund.

•	The Board also noted that the Fund’s performance had improved relative to its peers, ranking in the 1st quartile in the first quarter of 2016.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 0.45% (exclusive of 12b-1 and certain other fees) through November 30, 2016.
•

The Board noted information provided by PI indicating that if the Fund’s expense cap, which was implemented on January 22, 2015, had been in effect for the full year, the Fund’s net total expenses would have ranked in the first quartile.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Core Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Core Bond Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CORE BOND FUND

SHARE CLASS	A	C	Q	R	Z
NASDAQ	TPCAX	TPCCX	TPCQX	TPCRX	TAIBX
CUSIP	875921769	875921751	875921744	875921736	875921801

MF226E    0296539-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended July 31, 2016 and July 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $160,625 and $169,790, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(c) Tax Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(d) All Other Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2016 and July 31, 2015: not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees for the fiscal years ended July 31, 2016 and July 31, 2015 was 0% and 0%, respectively.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years ended July 31, 2016 and July 31, 2015. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2016 and July 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 19, 2016